Exhibit 4.16



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                            CEMEX ESPANA FINANCE LLC



              $133,000,000 5.18% Senior Notes, Series A, due 2010


              $192,000,000 5.62% Senior Notes, Series B, due 2015






                                ---------------

                            NOTE PURCHASE AGREEMENT
                                ---------------





                           Dated as of June 13, 2005




===============================================================================

1.       AUTHORIZATION OF NOTES................................................1

2.       SALE AND PURCHASE OF NOTES............................................1

3.       CLOSING...............................................................2

4.       CONDITIONS TO CLOSING.................................................2

         4.1      Representations and Warranties...............................2

         4.2      Performance; No Default......................................2

         4.3      Compliance Certificates......................................3

         4.4      Opinions of Counsel..........................................3

         4.5      Purchase Permitted By Applicable Law, etc....................3

         4.6      Related Transactions.........................................4

         4.7      Payment of Special Counsel Fees..............................4

         4.8      Private Placement Number.....................................4

         4.9      Changes in Corporate Structure...............................4

         4.10     Proceedings and Documents....................................4

         4.11     Note Guarantee...............................................4

         4.12     Agent for Service of Process.................................4

5.       REPRESENTATIONS AND WARRANTIES OF CEMEX ESPANA AND THE COMPANY........5

         5.1      Organization; Power and Authority............................5

         5.2      Authorization, etc...........................................5

         5.3      Disclosure...................................................5

         5.4      Organization and Ownership of Shares of Subsidiaries.........6

         5.5      Financial Statements.........................................6

         5.6      Compliance with Laws, Other Instruments, etc.................6

         5.7      Governmental Authorizations, etc.............................7

         5.8      Litigation; Observance of Agreements, Statutes and Orders....7

         5.9      Taxes........................................................7

         5.10     Title to Property; Leases....................................8

         5.11     Licenses, Permits, etc.......................................8

         5.12     ERISA; Foreign Pension Plans.................................8

         5.13     Private Offering by the Company..............................9

         5.14     Use of Proceeds; Margin Regulations..........................9

         5.15     Existing Financial Indebtedness; Future Liens...............10

         5.16     Foreign Assets Control Regulations, Foreign Corrupt
                  Practices Act, etc..........................................10

         5.17     Status under Certain Statutes...............................10

         5.18     Environmental Matters.......................................11

         5.19     Pari Passu Obligations......................................11

6.       REPRESENTATIONS OF THE PURCHASERS....................................11

         6.1      Purchase for Investment.....................................11

         6.2      Source of Funds.............................................12

7.       INFORMATION AS TO CEMEX ESPANA AND THE COMPANY.......................13

         7.1      Financial and Business Information..........................13

         7.2      Officer's Certificate.......................................15

         7.3      Inspection..................................................16

         7.4      Maintenance of Books and Records............................16

8.       MATURITY; PREPAYMENT OF THE NOTES....................................16

         8.1      Stated Maturity.............................................16

         8.2      Optional Prepayments with Make-Whole Amount.................17

         8.3      Optional Prepayment of Notes for Tax Reasons................17

         8.4      Prepayment Upon Substantial Asset Disposition...............19

         8.5      Allocation of Partial Prepayments...........................19

         8.6      Maturity; Surrender, etc....................................20

         8.7      Purchase of Notes...........................................20

         8.8      Make-Whole Amount for Notes.................................20

         8.9      Change in Control, Offer to Prepay, etc.....................21

9.       AFFIRMATIVE COVENANTS................................................23

         9.1      Compliance with Law.........................................23

         9.2      Insurance...................................................23

         9.3      Maintenance of Properties...................................23

         9.4      Payment of Taxes and Claims.................................23

         9.5      Corporate Existence, etc....................................24

         9.6      Pari Passu Obligations......................................24

10.      NEGATIVE COVENANTS...................................................24

         10.1     Transactions with Affiliates................................24

         10.2     Merger, Consolidation, etc..................................25

         10.3     Liens.......................................................26

         10.4     Sales of Assets.............................................28

         10.5     Financial Covenants.........................................29

         10.6     Limitation on Non-Guarantor Financial Indebtedness..........29

11.      EVENTS OF DEFAULT....................................................32

12.      REMEDIES ON DEFAULT, ETC.............................................34

         12.1     Acceleration................................................34

         12.2     Other Remedies..............................................35

         12.3     Rescission..................................................35

         12.4     No Waivers or Election of Remedies, Expenses, etc...........35

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES........................36

         13.1     Registration of Notes.......................................36

         13.2     Transfer and Exchange of Notes..............................36

         13.3     Replacement of Notes........................................36

14.      PAYMENTS ON NOTES....................................................37

         14.1     Place of Payment............................................37

         14.2     Home Office Payment.........................................37

         14.3     Tax Indemnification.........................................37

         14.4     Currency of Payment.........................................40

15.      EXPENSES, ETC........................................................40

         15.1     Transaction Expenses........................................40

         15.2     Survival....................................................41

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.........41

17.      AMENDMENT AND WAIVER.................................................41

         17.1     Requirements................................................41

         17.2     Solicitation of Holders of Notes............................42

         17.3     Binding Effect, etc.........................................42

         17.4     Notes held by Company, etc..................................42

18.      NOTICES..............................................................42

19.      REPRODUCTION OF DOCUMENTS............................................43

20.      CONFIDENTIAL INFORMATION.............................................44

21.      SUBSTITUTION OF PURCHASER............................................45

22.      MISCELLANEOUS........................................................45

         22.1     Successors and Assigns......................................45

         22.2     Payments Due on Non-Business Days...........................45

         22.3     Severability................................................45

         22.4     Construction................................................46

         22.5     Counterparts................................................46

         22.6     Governing Law...............................................46

         22.7     Jurisdiction; Service of Process............................46

         22.8     Judgment Currency...........................................48

Schedules
---------

Schedule A           Information Relating to Purchasers
Schedule B           Defined Terms
Schedule 4.9         Changes in Corporate Structure
Schedule 5.3         Disclosure Exceptions
Schedule 5.4         Subsidiaries (including identification of Material
                     Subsidiaries)
Schedule 5.5         Financial Statements
Schedule 5.8         Litigation
Schedule 5.11        License, etc. Exceptions
Schedule 5.15        Financial Indebtedness
Schedule 10.3        Existing Liens

UExhibits

Exhibit 1(a)         Form of Series A Note
Exhibit 1(b)         Form of Series B Note
Exhibit 4.4(a)       Form of Opinion of Counsel to Cemex Espana
Exhibit 4.4(b)       Form of Opinion of Special New York Counsel to the Obligors
Exhibit 4.4(c)       Form of Opinion of Special Netherlands Counsel to the
                     Obligors
Exhibit 4.4(d)       Form of Opinion of Special US Counsel to the Purchasers
Exhibit 4.4(e)       Form of Opinion of Special Spanish Counsel to the
                     Purchasers

                            CEMEX ESPANA FINANCE LLC
                             c/o Cemex Espana, S.A.
                            c/Hernandez de Tejada, 1
                              28027 Madrid, Spain

              $133,000,000 5.18% Senior Notes, Series A, due 2010


              $192,000,000 5.62% Senior Notes, Series B, due 2015


                                                            as of June 13, 2005

TO EACH OF THE PURCHASERS LISTED ON
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         CEMEX ESPANA, S.A., a corporation organized under the laws of the Kingdom of Spain ("Cemex Espana"), and its wholly owned Subsidiary CEMEX ESPANA FINANCE LLC, a limited liability company organized under the laws of Delaware (the "Company"), agree with the Purchasers listed on the attached Schedule A (the "Purchasers") to this Note Purchase Agreement (as amended, modified or supplemented, this "Agreement") as follows:

1.       AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of (i) $133,000,000 aggregate principal amount of its 5.18% Senior Notes, Series A, due 2010 (the "Series A Notes"), and (ii) $192,000,000 aggregate principal amount of its 5.62% Senior Notes, Series B, due 2015 (the "Series B Notes"; the Series A Notes and the Series B Notes are collectively referred to herein as the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the forms set out in Exhibit 1(a) and Exhibit 1(b), respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3U, Notes in the principal amount and of the series specified opposite such Purchaser's name on Schedule
A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any liability to any other Person for the performance or non-performance by any other Purchaser hereunder.

3.       CLOSING.

         The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019, at 10:00 a.m., New York time, at a closing (the "Closing") on June 13, 2005 or on such other Business Day thereafter on or prior to June 13, 2005 as may be agreed upon by the Company and the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the Closing and registered in the name of such Purchaser (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Citibank, N.A., ABA:
021000089 for credit to Citibank International, PLC, Madrid Branch, swift:
CITIESMX, Beneficiary: Cemex Espana Finance LLC Account number: 0011022014. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to any Purchaser's reasonable satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

         The obligation of each Purchaser to purchase and pay for the Notes to be sold to it at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

4.1      Representations and Warranties.

         The representations and warranties of Cemex Espana and the Company in this Agreement shall be correct when made and at the time of the Closing (except for such representations and warranties made as of a specific earlier date).

4.2      Performance; No Default.

         Cemex Espana and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither Cemex Espana nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10.1 or 10.3 hereof had such Sections applied since such date.

4.3      Compliance Certificates.

         (a) Officer's Certificate. Each of Cemex Espana and the Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

         (b) Secretary's Certificate. Each of the Company, Cemex Espana and each other Guarantor shall have delivered to such Purchaser a certificate, signed by the Secretary of the manager of the Company, the Secretary of Cemex Espana and one or more Managing Directors of the other Guarantors, respectively, certifying as to the resolutions attached thereto and other corporate proceedings taken by it relating to the authorization, execution and delivery of the Financing Documents to which it is a party.

4.4      Opinions of Counsel.

         Such Purchaser shall have received opinions in form and substance satisfactory to it, dated the date of the Closing (a) from Juan Pelegri y Giron, counsel for Cemex Espana, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and Cemex Espana and the Company hereby instruct such counsel to deliver such opinion to such Purchaser), (b) from Mayer, Brown, Rowe & Maw LLP, special New York counsel to the Obligors, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and Cemex Espana and the Company hereby instruct such special counsel to deliver such opinion to such Purchaser), (c) from Warendorf, special Netherlands counsel for each Obligor that is organized in The Netherlands, covering the matters set forth in Exhibit 4.4(c) and covering such other matters as such Purchaser or such Purchaser's counsel may reasonably request (and Cemex Espana and the Company hereby instruct such counsel to deliver such opinion to such Purchaser), (d) from Latham & Watkins LLP, the Purchasers' US special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(d) and covering such other matters incident to such transactions as such Purchaser may reasonably request and (e) from Uria & Menendez, the Purchasers' Spanish special counsel in connection with such transactions, substantially in the form set forth in
Exhibit 4.4(e) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4.5      Purchase Permitted By Applicable Law, etc.

         On the date of the Closing each purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6      Related Transactions.

         The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the date of Closing pursuant to this Agreement.

4.7      Payment of Special Counsel Fees.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8      Private Placement Number.

         A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the Notes.

4.9      Changes in Corporate Structure.

         Except as specified on Schedule 4.9, neither the Company nor Cemex Espana nor any other Guarantor shall have changed its jurisdiction of incorporation or formation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to on Schedule 5.5.

4.10     Proceedings and Documents.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and the Purchasers' special counsel, and such Purchaser and the Purchasers' special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser and the Purchasers' special counsel may reasonably request.

4.11     Note Guarantee.

         Cemex Espana and each other Guarantor shall have executed and delivered to each Purchaser a counterpart of the Note Guarantee and the Note Guarantee shall be in full force and effect.

4.12     Agent for Service of Process.

         CT Corporation System shall have accepted its appointment by the Company and each Guarantor as the agent for service of process for the Company and each Guarantor in the City of New York, State of New York, from the date of the Closing to and including June 30, 2016, and the Purchasers shall have received evidence of such acceptance.

5.       REPRESENTATIONS AND WARRANTIES OF CEMEX ESPANA AND THE COMPANY.

         Cemex Espana and the Company represent and warrant to the Purchasers that:

5.1      Organization; Power and Authority.

         The Company is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. Cemex Espana is a corporation duly organized, validly existing and in good standing under the laws of the Kingdom of Spain. Each of Cemex Espana and the Company is qualified to do business in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. Each of Cemex Espana and the Company has the corporate or other organizational power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform the provisions thereof.

5.2      Authorization, etc.

         Each Financing Document has been duly authorized by all necessary corporate or other organizational action on the part of each Obligor party thereto, and each Financing Document constitutes, or will constitute upon execution and delivery thereof, a legal, valid and binding obligation of each Obligor party thereto enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3      Disclosure.

         The Company, through its agent, RBS Securities Corporation, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated March, 2005 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of Cemex Espana and its Subsidiaries. Except as disclosed on Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of Cemex Espana or the Company in connection with the transactions contemplated hereby and the financial statements listed on
Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described on Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed on Schedule 5.5, since December 31, 2004, there has been no change in the financial condition, operations, business, properties or prospects of Cemex Espana or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company or Cemex Espana that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to the Purchasers by or on behalf of the Company or Cemex Espana specifically for use in connection with the transactions contemplated hereby.

5.4      Organization and Ownership of Shares of Subsidiaries.

         (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) Cemex Espana's Subsidiaries as of April 30, 2005, excluding the subsidiaries of RMC Group Limited integrated into Cemex Espana as a result of the RMC Group Limited acquisition on March 1, 2005, showing, as to each Cemex Espana Subsidiary, the correct name thereof, the jurisdiction of its organization and the percentage of shares of each class of its Capital Stock outstanding owned by Cemex Espana and each other Subsidiary, (ii) RMC Group Limited subsidiaries and affiliates as of April 30, 2005 showing, as to each subsidiary and affiliate, the correct name thereof and the jurisdiction of its organization, and (ii) the directors and senior officers of each of Cemex Espana and the manager of the Company.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown on Schedule 5.4 as being owned by Cemex Espana and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by Cemex Espana or another Subsidiary free and clear of any Lien (except as otherwise disclosed on Schedule 5.4).

         (c) Each Subsidiary identified on Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, if applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, if applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (d) Except for any legal restriction or agreement to which any Subsidiary acquired as part of the acquisition of RMC Group Limited was subject at the time of such acquisition (which restrictions and agreements Cemex Espana shall use its reasonable endeavors to remove as soon as possible), no Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (except for customary limitations imposed by corporate law statutes) directly restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to Cemex Espana or any of its Subsidiaries that owns outstanding shares of Capital Stock or similar equity interests of such Subsidiary.

5.5      Financial Statements.

         Cemex Espana has delivered to each Purchaser copies of the financial statements of Cemex Espana and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of Cemex Espana and its Subsidiaries as of the respective dates specified in such schedule and the consolidated results of their operations for the respective periods so specified and have been prepared in accordance with Spanish GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6      Compliance with Laws, Other Instruments, etc.

         The execution, delivery and performance by the Obligors of the Financing Documents will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of Cemex Espana or any Subsidiary under, any indenture, mortgage, deed of trust, loan purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which Cemex Espana or any Subsidiary is bound or by which Cemex Espana or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to Cemex Espana or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to Cemex Espana or any Subsidiary.

5.7      Governmental Authorizations, etc.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of any Financing Document to which such Obligor is a party.

5.8      Litigation; Observance of Agreements, Statutes and Orders.

         (a) Except as disclosed on Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of Cemex Espana, threatened against or affecting Cemex Espana or any Subsidiary or any property of Cemex Espana or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         (b) Neither Cemex Espana nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9      Taxes.

         Cemex Espana and its Subsidiaries have filed all Material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which Cemex Espana or a Subsidiary, as the case may be, has established adequate reserves in accordance with relevant national accounting standards and practices (in the case of Cemex Espana, Spanish GAAP). Cemex Espana knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of Cemex Espana and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

5.10     Title to Property; Leases.

         Cemex Espana and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5U or purported to have been acquired by Cemex Espana or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11     Licenses, Permits, etc.

         Except as disclosed on Schedule 5.11,

         (a) Cemex Espana and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others except for those conflicts that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

         (b) to the best knowledge of Cemex Espana, no product of Cemex Espana or of any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

         (c) to the best knowledge of Cemex Espana, there is no Material violation by any Person of any right of Cemex Espana or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by Cemex Espana or any of its Subsidiaries.

5.12     ERISA; Foreign Pension Plans.

         (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any Material liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such Material liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

         (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that would reasonably be expected to have a Material Adverse Effect in the case of any single Plan or in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

         (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that are individually or in the aggregate are Material.

         (d) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax would be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation in the first sentence of this Section 5.12(d) is made in reliance upon and subject to the accuracy of the representations of the Purchasers in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes.

         (e) All Foreign Pension Plans have been established, operated, administered and maintained in material compliance with all laws, regulations and orders applicable thereto. Except where it would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, all premiums, contributions and any other amounts required to be paid pursuant to applicable Foreign Pension Plan documents or applicable laws have been paid or accrued as required.

5.13     Private Offering by the Company.

         Neither the Company nor anyone acting on its behalf has offered the Notes, the Note Guarantee or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 40 other Institutional Investors (as defined in clause (c) of the definition of such term), each of which has been offered the Notes and the Note Guarantee at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the Note Guarantee to the registration requirements of
Section 5 of the Securities Act.

5.14     Use of Proceeds; Margin Regulations.

         The Company, through its parent Cemex Netherlands B.V., will apply the proceeds of the sale of the Notes for general corporate purposes (including the repayment of Financial Indebtedness) of Cemex Espana and its Subsidiaries. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board or to involve any broker or dealer in a violation of Regulation T of said Board. Margin stock does not constitute more than 5% of the value of the consolidated assets of Cemex Espana and its Subsidiaries and Cemex Espana does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15     Existing Financial Indebtedness; Future Liens.

         (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Financial Indebtedness of Cemex Espana and its Subsidiaries as of March 31, 2005, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Financial Indebtedness of Cemex Espana or its Subsidiaries. Neither Cemex Espana nor any Subsidiary is in default, and no waiver of such a default is currently in effect, in the payment of any principal or interest on any Financial Indebtedness of Cemex Espana or such Subsidiary and no Material event or condition exists with respect to any Financial Indebtedness of Cemex Espana or any Subsidiary that would permit (or that with notice or other lapse of time, or both, would permit) one or more Persons to cause such Financial Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Except as disclosed on Schedule 5.15, neither Cemex Espana nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3U.

5.16     Foreign Assets Control Regulations, Foreign Corrupt Practices Act, etc.

         Neither the sale of the Notes by the Company hereunder nor the use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither Cemex Espana nor any Subsidiary (i) is or will become a blocked person described in the Anti-Terrorism Order or the Department of the Treasury Rule or (ii) knowingly engages or will engage in any dealings or transactions with any such person. Cemex Espana and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will cause any Purchaser to be in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or other applicable national or local law regulating the payments of bribes to government officials or employees nor will the proceeds from the sale of the Notes be used by the Company for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, to make any direct or indirect unlawful payment to any foreign or domestic government official or employee or make any bribe or other unlawful payment.

5.17     Status under Certain Statutes.

         Neither the Company nor any Guarantor is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

5.18     Environmental Matters.

         Neither Cemex Espana nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and, to Cemex Espana's knowledge, no proceeding has been instituted raising any claim against Cemex Espana or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any violation of Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to the Purchasers in writing,

                  (a) neither Cemex Espana nor any Subsidiary has knowledge of any facts that would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties or other assets now or formerly owned, leased or operated by any of them or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither Cemex Espana nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by Cemex Espana or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

5.19     Pari Passu Obligations.

         The obligations of each Obligor under the Financing Documents rank at least pari passu with the claims of all other unsecured and unsubordinated creditors of such Obligor, except for obligations mandatorily preferred by law applying to companies generally (including but not limited to under paragraph 1, 2 or 3 of Article 913 of the Spanish Commercial Code (Codigo de Comercio), Articles 90 and 91 of the Spanish Insolvency Law (Law 22/2003), Article 32 of the Spanish Workers' Statute (Estatuto de los Trabajadores), Article 71 of the Spanish General Taxation Law (Ley General Tributaria), Article 22 of the Spanish General Law on Social Security (Ley General de la Seguridad Social).

6.       REPRESENTATIONS OF THE PURCHASERS.

6.1      Purchase for Investment.

         Each Purchaser represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2      Source of Funds.

         Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

                  (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990) or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this clause (b) at least five Business Days prior to such Purchaser's purchase of the Notes, no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (c) at least five Business Days prior to such Purchaser's purchase of the Notes; or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (e); or

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA. If Cemex Espana notifies a proposed Purchaser prior to its purchase of the Notes that any plan identified by Purchaser pursuant to clause (b) or (c) of this Section 6.2U would be prohibited by ERISA section 406 from purchasing the Notes, the Source shall not include assets of any such plan.

7. INFORMATION AS TO CEMEX ESPANA AND THE COMPANY.

7.1      Financial and Business Information.

         Cemex Espana shall deliver to each holder that is an Institutional
Investor:

                  (a) Semi-Annual Statements -- within 90 days after the end of the first half of each fiscal year of Cemex Espana, duplicate copies of

                           (i) a consolidated balance sheet of Cemex Espana and
                  its Subsidiaries as at the end of such period, and

                           (ii) consolidated statements of income and changes
                  in shareholders' equity of Cemex Espana and its Subsidiaries, for such period,

         setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with Spanish GAAP applicable to interim financial statements generally (for the avoidance of doubt, until such time as Cemex Espana produces its interim financial statements with notes, such statements may be provided without notes attached thereto), and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations, subject to changes resulting from year-end adjustments;

                  (b) Annual Statements -- within 180 days after the end of each fiscal year of Cemex Espana, duplicate copies of,

                           (i) a consolidated balance sheet of Cemex Espana and
                  its Subsidiaries as at the end of such year, and

                           (ii) consolidated statements of income, of changes
                  in shareholders' equity and of source and application of funds of Cemex Espana and its Subsidiaries for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with Spanish GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and of source and application of funds and have been prepared in conformity with Spanish GAAP, and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards in Spain, and that such audit provides a reasonable basis for such opinion in the circumstances;

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by Cemex Espana or any Subsidiary to public securities holders generally and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by Cemex Espana or any Subsidiary with the Securities and Exchange Commission or with any other Governmental Authority of competent jurisdiction charged with the regulation of securities and of all press releases and other statements made available generally by Cemex Espana or any Subsidiary to the public concerning developments that are Material;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Senior Financial Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f)U, a written notice specifying the nature and period of existence thereof and what action Cemex Espana is taking or proposes to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute,
                  or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to Cemex Espana or any Subsidiary from any Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and

                  (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of Cemex Espana or any of its Subsidiaries or relating to the ability of the Company or any Guarantor to perform its obligations hereunder and under the other Financing Documents as from time to time may be reasonably requested by any such holder. In furtherance of the foregoing, if reasonably requested by any holder, Cemex Espana shall provide information regarding Cemex Espana's business and financial statements if such information has been requested by the SVO in order to assign or maintain a designation of the Notes.

7.2      Officer's Certificate.

         Each set of financial statements delivered to a holder pursuant to
Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) Covenant Compliance -- the information (including detailed calculations, to the extent applicable) required in order to establish whether Cemex Espana was in compliance with the requirements of Sections 10.3 through 10.6 during the semi-annual or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of Cemex Espana and its Subsidiaries from the beginning of the semi-annual or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of Cemex Espana or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action Cemex Espana shall have taken or proposes to take with respect thereto.

7.3      Inspection.

         Cemex Espana and the Company shall permit the representatives of each holder that is an Institutional Investor:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to Cemex Espana, to visit the principal executive offices of Cemex Espana and the Company, to discuss the affairs, finances and accounts of Cemex Espana and its Subsidiaries with the officers of Cemex Espana and the manager of the Company, and (with the consent of Cemex Espana, which consent will not be unreasonably withheld), and to visit the other offices and properties of Cemex Espana and each Material Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of Cemex Espana or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss their respective affairs, finances and accounts with the officers of Cemex Espana and the manager of the Company and the independent public accountants of Cemex Espana (and by this provision Cemex Espana authorizes said accountants to discuss the affairs, finances and accounts of Cemex Espana and its Subsidiaries), all at such times and as often as may be reasonably requested;

provided that at all such meetings with independent public accountants, a representative of Cemex Espana is entitled to, but need not, be in attendance.

7.4      Maintenance of Books and Records.

         Cemex Espana will, and will cause each of its Subsidiaries to, keep accurate records and books of account, in which complete entries will be made in accordance with relevant national accounting standards and practices (in the case of Cemex Espana, Spanish GAAP).

8.       MATURITY; PREPAYMENT OF THE NOTES.

8.1      Stated Maturity.

         (a) The entire principal amount of the Series A Notes shall become due and payable on June 13, 2010.

         (b) The entire principal amount of the Series B Notes shall become due and payable on June 13, 2015.

8.2      Optional Prepayments with Make-Whole Amount.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued but unpaid thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment (which date shall be a Business Day and shall be specified in such notice), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5) and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. In the event the Company shall incorrectly compute the Make-Whole Amount, if any, payable in connection with any Note to be prepaid pursuant to this Section 8.2, the holder of such Note shall not be bound by such incorrect computation, but instead, shall be entitled to receive an amount equal to the correct Make-Whole Amount, if any, computed in compliance with the terms of this Agreement.

8.3      Optional Prepayment of Notes for Tax Reasons.

         If the Company or Cemex Espana (assuming that Cemex Espana is required to make a payment) shall deliver to each holder (each, an "Affected Holder") to which an Additional Payment would be payable by the Company or Cemex Espana on the occasion of the next payment by the Company or Cemex Espana in respect of such Notes (in the case of Cemex Espana, in an amount greater than 10% of the amount which Cemex Espana would have been obligated to pay exclusive of the requirements of Section 14.3) (the date of such next payment in respect of which such Additional Payment will be due is herein referred to as the "Affected Payment Date") written notice of a Responsible Officer (with respect to each incident in which a Related Tax is initially levied by a Taxing Jurisdiction that would result in the payment of an Additional Payment, a "Tax Prepayment Notice") setting forth in reasonable detail the nature of the Related Tax in respect of such Additional Payment and confirming that

                  (a) such Related Tax is required, under the laws of such Taxing Jurisdiction, to be withheld or deducted from the payment due to such Affected Holders on such Affected Payment Date and that such payment is the first payment in respect of which such particular Related Tax must be withheld (it being understood that the payment immediately following and reflecting a change in a pre-existing Related Tax shall be deemed the first payment with respect to such Related Tax), provided that if the enactment of the statute or regulation, the amendment of an existing statute or regulation or the adoption or amendment of a treaty giving rise to a Related Tax occurs less than 180 days prior to the due date of a payment in respect of the Notes that is subject to such Related Tax, then, at the election of the Company, the first payment in respect of the Notes, the due date of which is more than 180 days after such enactment, shall be deemed to be such first payment and

                  (b) as of the date of such opinion, such Related Tax would be required to be withheld from similar future payments to such Affected Holders,

then the Company may elect to prepay all (but not less than all) of the Notes held by each such Affected Holder, provided that the Company may not elect to so prepay if

                  (i) the Related Tax being levied is in respect of a payment under the Notes having an Affected Payment Date that is more than 180 days after the delivery of the notice from a Responsible Officer referred to above in respect of such Related Tax or

                  (ii) the Company (or, if applicable, Cemex Espana) shall have failed to take such reasonable actions as are provided by law so as to avoid the imposition of such Related Tax, or the Company (or, if applicable, Cemex Espana) shall have taken any action the direct result of which is the imposition of such Related Tax.

The Company shall deliver such Tax Prepayment Notice to each Affected Holder not less than 30 nor more than 60 days prior to the prepayment date (in respect of each Tax Prepayment Notice, a "Tax Prepayment Date"), which Tax Prepayment Date shall be the Affected Payment Date related to such Additional Payment, which Tax Prepayment Notice shall state the circumstances giving rise to the Company's (or, if applicable, Cemex Espana's) obligation to make such Additional Payment and shall set forth the Tax Prepayment Date. Such Tax Prepayment Notice shall also state that each Note of each such Affected Holder shall be prepaid on such Tax Prepayment Date at a price equal to 100% of the principal amount of such Note, together with an amount equal to the Make-Whole Amount, if any, as of the Tax Prepayment Date in respect of the principal amount of the Notes being so prepaid and interest on such principal amount then being prepaid accrued to the Tax Prepayment Date (as provided in the definition of Reinvestment Yield, in determining the Make-Whole Amount with respect to any prepayment under this Section 8.3, and only under this Section 8.3, the margin over the implied yield of U.S. Treasury Securities will be 0.85% rather than 0.50%). No Note of any Affected Holder shall be prepaid pursuant to this
Section 8.3 if such Affected Holder shall, not less than five Business Days prior to the Tax Prepayment Date, deliver a written notice to the Company (which notice shall be binding on any transferee of such Note), stating that such Affected Holder unconditionally and irrevocably waives any right to any Additional Payment under Section 14.3 in respect of the specific event or condition (including with respect to the continuing or future effects of such specific event or condition on subsequent payments) that shall have given rise to the Company's prepayment right under this Section 8.3 (it being agreed that no such waiver shall constitute a waiver of any other right to receive Additional Payments in respect of any event or condition other than the specific event or condition in respect of which such waiver shall be given). Two Business Days prior to the Tax Prepayment Date, the Company will deliver to each Affected Holder a certificate of a Responsible Officer specifying the principal amount of the Notes of such Affected Holders specified therein, together with the Make-Whole Amount, if any, as of the specified Tax Prepayment Date with respect thereto, if any, and accrued interest thereon shall become due and payable on the specified Tax Prepayment Date. In the event the Company shall incorrectly compute the Make-Whole Amount, if any, payable in connection with any Note to be prepaid pursuant to this Section 8.3, the holder of such Note shall not be bound by such incorrect computation, but instead, shall be entitled to receive an amount equal to the correct Make-Whole Amount, if any, computed in compliance with the terms of this Agreement. The Company will, promptly after making such prepayment, notify in writing all holders of Notes of the payment amount, and the name of the holder, of each Note prepaid under this Section 8.3.

8.4      Prepayment Upon Substantial Asset Disposition.

         In the event that Cemex Espana or any Subsidiary (i) effects any sale, lease or other disposition of assets constituting a Substantial Asset Disposition and (ii) elects to apply the Net Proceeds Amount resulting from such Substantial Asset Disposition to the retirement of Senior Debt in accordance with Section 10.4, the Company will offer to prepay, by written notice to all holders as provided in the next sentence (a "Section 8.4 Notice"), a principal amount of each Note equal to the Pro Rata Amount of the Net Proceeds Amount of such Substantial Asset Disposition, together with accrued and unpaid interest due on each Note to the Disposition Prepayment Date (defined below), without any Make-Whole Amount. Each Section 8.4 Notice shall
(i) describe the material facts of the related Substantial Asset Disposition in reasonable detail, (ii) refer to this Section 8.4 and the rights of each holder of the Notes to require that an amount equal to the Pro Rata Amount of the Net Proceeds Amount from such Substantial Asset Disposition be applied to the prepayment of such holder's Notes on the terms and conditions provided herein, (iii) contain an offer by the Company to apply an amount equal to the Pro Rata Amount of the Net Proceeds Amount to the prepayment of the principal of the outstanding Notes held by such holder, with accrued interest to the Disposition Prepayment Date, but not including any Make-Whole Amount, and (iv) set forth the date, which shall be not less than 30 nor more than 60 days following the date of the Section 8.4 Notice and not more than one year following the date of such Substantial Asset Disposition (the "Disposition Prepayment Date"), on which the Company shall make such prepayment. Each holder of the Notes shall have the right to accept such offer of prepayment by written notice to the Company given not later than 20 days following receipt of the
Section 8.4 Notice. Holders that do not submit such a written notice to the Company accepting such offer of prepayment within such 20-day period shall be deemed to have rejected such offer. The Company shall on the relevant Disposition Prepayment Date prepay an amount equal to the Pro Rata Amount of the Net Proceeds Amount, together with accrued and unpaid interest to the Disposition Prepayment Date, without any Make-Whole Amount, and shall apply such amounts to the Notes held by holders who have accepted the Company's offer of prepayment.

8.5      Allocation of Partial Prepayments.

         In the case of each partial prepayment of the Notes pursuant to
Section 8.2U, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.6      Maturity; Surrender, etc.

         In the case of each prepayment of Notes pursuant to this Section 8U, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.7      Purchase of Notes.

         Cemex Espana and the Company will not, nor will Cemex Espana or the Company permit any Affiliate (to the extent that the Company or Cemex Espana controls such Affiliate), to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by any Obligor or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer pursuant to the preceding clause (b) shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the Required Holders accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.8      Make-Whole Amount for Notes.

         The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% (or 0.85% in the case of any prepayment under Section 8.3) plus the yield to maturity implied by: the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the displays designated as "Page PX1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the term to maturity closest to and greater than the Remaining Life and (2) the actively traded U.S. Treasury security with the term to maturity closest to and less than the Remaining Life.

                  "Remaining Life" means, with respect to any Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the maturity date of such Note.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.3 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.9      Change in Control, Offer to Prepay, etc.

         (a) Notice and Offer. If a Responsible Officer shall have knowledge of Cemex having entered into a binding agreement that will give rise to a Change in Control, such agreement shall have been publicly disclosed, and it is reasonably practicable to give notice of such agreement to the holders prior to the expected effective date of such Change in Control (taking into account any applicable confidentiality agreements and other business considerations arising in connection with the negotiation of related transactions), Cemex Espana shall cause the Company to give each holder of the Notes notice of such agreement and such expected effective date no less than 10 Business Days prior to such expected effective date. Within 30 days of the actual effective date (if any) of such Change in Control, Cemex Espana will cause the Company to give written notice of such Change in Control to each holder. Such written notice of the actual effective date shall contain, and such written notice shall constitute, an irrevocable offer by the Company to prepay all of the Notes held by such holder (or, at the election of such holder, a portion of such Notes designated by such holder) on a date specified in such notice (the "Control Prepayment Date") that is not less than 30 days and not more than 60 days after the date of such written notice. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the 60th day after the date of such written notice.

         (b) Acceptance and Payment. To accept (in whole or in part) or reject (in its entirety) such offered prepayment, a holder shall cause a notice of such acceptance or rejection to be delivered to the Company not later than five Business Days prior to the Control Prepayment Date. In such notice, such holder shall, if such notice is an acceptance, designate the principal amount of Notes that it has elected to have prepaid and, if such notice is a rejection, state that such holder is rejecting in its entirety such offered prepayment. If so accepted, such offered prepayment in respect of such principal amount of such Notes shall be due and payable on the Control Prepayment Date. Such accepted offered prepayment shall be made at 100% of the principal amount of such Notes so elected to be prepaid, together with interest on such principal amount accrued to the Control Prepayment Date, but not including any Make-Whole Amount. If a holder shall not have responded to such offered prepayment on or prior to five Business Days prior to the Control Prepayment Date, such holder shall be deemed to have rejected, in its entirety, such offered prepayment.

         (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.9 will be accompanied by an Officer's Certificate dated the date of such offer, specifying:

                  (i) the Control Prepayment Date;

                  (ii) the principal amount of each Note offered to be prepaid on such Control Prepayment Date;

                  (iii) the interest to be paid on each such Note, accrued to the Control Prepayment Date; and

                  (iv) in reasonable detail, the nature of the Change in Control.

         (d) Notice Concerning Status of Holders of Notes. Promptly after each Control Prepayment Date and the making of all prepayments contemplated on such Control Prepayment Date under this Section 8.9 (and, in any event, within 30 days thereof) the Company shall deliver to each holder a certificate signed by a Responsible Officer of the Company containing a list of the then current holders of Notes and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time.

9.       AFFIRMATIVE COVENANTS.

         Cemex Espana and the Company covenant that so long as any of the Notes are outstanding:

9.1      Compliance with Law.

         Cemex Espana will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2      Insurance.

         Cemex Espana will and will cause each of its Subsidiaries to maintain insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except to the extent that the failure to maintain such insurance would not have a Material Adverse Effect.

9.3      Maintenance of Properties.

         Cemex Espana will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent Cemex Espana or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and Cemex Espana has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4      Payment of Taxes and Claims.

         Cemex Espana will and will cause each of its Subsidiaries to file all Material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges and levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of Cemex Espana or any Subsidiary; provided that neither Cemex Espana nor any Subsidiary need pay any such tax, charge, levy, assessment or claim if (i) the amount, applicability or validity thereof is contested by Cemex Espana or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and Cemex Espana or a Subsidiary has established adequate reserves therefor in accordance with relevant national accounting standards and practices (in the case of Cemex Espana, Spanish GAAP) on the books of Cemex Espana or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

9.5      Corporate Existence, etc.

         Cemex Espana will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.4, Cemex
Espana will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into Cemex Espana or a Subsidiary) and all rights and franchises of Cemex Espana and its Subsidiaries unless, in the good faith exercise of the reasonable business judgment of Cemex Espana, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

9.6      Pari Passu Obligations.

         Cemex Espana covenants that the obligations of each Obligor hereunder and under the Financing Documents rank at least pari passu with the claims of all other unsecured and unsubordinated creditors of such Obligor, except for obligations mandatorily preferred by law applying to companies generally (including but not limited to under paragraph 1, 2 or 3 of Article 913 of the Spanish Commercial Code (Codigo de Comercio), Articles 90 and 91 of the Spanish Insolvency Law (Law 22/2003), Article 32 of the Spanish Workers' Statute (Estatuto de los Trabajadores), Article 71 of the Spanish General Taxation Law (Ley General Tributaria) and Article 22 of the Spanish General Law on Social Security (Ley General de la Seguridad Social).

10. NEGATIVE COVENANTS.

         Cemex Espana and the Company covenant that so long as any of the Notes are outstanding:

10.1     Transactions with Affiliates.

         Cemex Espana will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than Cemex Espana or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of Cemex Espana's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Cemex Espana or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2     Merger, Consolidation, etc.

         (a) Merger, Consolidation, etc. of Guarantors.

         Cemex Espana will not, and will not permit any other Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

                  (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Guarantor as an entirety, as the case may be, shall be a Guarantor or a solvent Person organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or any country that was a member of the EU as of April 30, 2004 (other than Greece) or any political subdivision thereof and, if a Guarantor is not the surviving Person, such Person (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of such Guarantor's obligations under this Agreement (if such Guarantor was obligated hereunder immediately prior to such consolidation, merger, conveyance, transfer or lease) and the Note Guarantee and (y) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                  (ii) at the time of and immediately after giving effect to such transaction, no Default or Event of Default shall result from such transaction.

         Except as provided in the next sentence, no such conveyance, transfer or lease of all or substantially all of the assets of a Guarantor shall have the effect of releasing such Guarantor or any successor Person that shall theretofore have become such in the manner prescribed in this Section 10.2(a) from any liability under this Agreement or the Note Guarantee. The Company shall have the right to cause any Guarantor to be released from liability under the Note Guarantee if (a) such Guarantor has conveyed, transferred or leased all or substantially all of its assets to another Person in accordance with this Section 10.2(a) and such Guarantor becomes dormant or otherwise stops conducting trading activity and (b) both immediately prior thereto and after giving effect to such release, no Default or Event of Default exists. Any such release shall be effective upon the Company providing notice thereof to each holder, which notice shall state that the foregoing conditions have been satisfied with respect to such release.

         (b) Merger, Consolidation, etc. of the Company.

         The Company shall not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

                  (i) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent Person organized and existing under the laws of the United States or any State thereof (including the District of Columbia) or any political subdivision of any thereof and, if the Company is not the surviving Person, such Person (x) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (y) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

                  (ii) at the time of and immediately after giving effect to such transaction, no Default or Event of Default shall result from such transaction.

         No such conveyance, transfer or lease of all or substantially all of the assets of the Company shall have the effect of releasing the Company or any successor Person that shall theretofore have become such in the manner prescribed in this Section 10.2(b) from its liability under this Agreement or the Notes.

10.3     Liens.

         (a) Cemex Espana shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any of its property or assets or those of any Subsidiary, whether now owned or held or hereafter acquired, other than the following Liens ("Permitted Liens"):

                  (i) Liens for taxes, assessments and other governmental charges the payment of which is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserves or other appropriate provision, if any, as shall be required by relevant national accounting standards and practices (in the case of Cemex Espana, Spanish GAAP) shall have been made;

                  (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or the payment of which is being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which such reserves or other appropriate provision, if any, as shall be required by GAAP shall have been made;

                  (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

                  (iv) any judgment Lien, unless the judgment it secures shall not, within 90 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 90 days after the expiration of any such stay;

                  (v) Liens existing on the date of this Agreement as described in Schedule 10.3 (Existing Liens) and any Lien renewing or extending such Lien, provided that the principal amount of Financial Indebtedness secured by such Lien immediately prior thereto is not increased and such Lien is not extended to other property;

                  (vi) any Lien on property acquired by Cemex Espana or any of its Subsidiaries after the date of this Agreement that was existing on the date of acquisition of such property, provided that such Lien was not incurred in anticipation of such acquisition, and any Lien created to secure all or any payment of the purchase price, or to secure indebtedness incurred or assumed to pay all or any part of the purchase price, of property acquired by Cemex Espana or any of its Subsidiaries after the date of this Agreement; provided that (A) any such Lien permitted pursuant to this clause (vi) shall be confined solely to the item or items of property so acquired (including, in the case of any acquisition of a corporation through the acquisition of 51% or more of the Voting Stock of such corporation, the stock and assets of any acquired Subsidiary or acquiring Subsidiary by which the acquired Subsidiary will be directly or indirectly controlled) and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to, or is acquired for specific use with, such acquired property, (B) if applicable, any such Lien shall be created within nine months after, in the case of property, its acquisition, or, in the case of improvements, their completion and
         (C) no such Lien shall be made in respect of any indebtedness in relation to repayment of which recourse may be had to Cemex Espana or any Subsidiary other than in relation to the item or items as referred to in clause (vi)(A) above;

                  (vii) any Lien renewing, extending or refinancing the indebtedness to which any Lien permitted by clause (vi) above relates; provided that the principal amount of indebtedness secured by such Lien immediately prior thereto is not increased and such Lien is not extended to other property;

                  (viii) the transfer of shares or any other instrument of title representing an equity participation in the Asia Fund into a trust, provided it does not secure Financial Indebtedness;

                  (ix) any Lien created on shares representing no more than a Stake in the Capital Stock of any of Cemex Espana's Subsidiaries solely as a result of the deposit or transfer of such shares into a trust or a special purpose corporation (including any entity with legal personality) of which such shares constitute the sole assets provided that the proceeds from the deposit or transfer of such shares into such trust, corporation or entity and from any transfer of or distributions in respect of Cemex Espana's or any Subsidiary's interest in such trust, corporation or entity are applied as provided under Section 10.4; provided that such Lien may not secure Financial Indebtedness of Cemex Espana or any Subsidiary unless otherwise permitted under this clause (ix) and that the economic and voting rights in such Capital Stock is maintained by Cemex Espana in its Subsidiaries;

                  (x) any Lien on any asset of a Special Purpose Vehicle in connection with a Permitted Securitization; and

                  (xi) in addition to the Liens permitted by the foregoing clauses (i) through (x), Liens securing obligations of Cemex Espana and its Subsidiaries, Tprovided Tthat, after giving effect to the incurrence of such Liens and the concurrent retirement of any Financial Indebtedness and/or release of Liens, the outstanding principal amount of Priority Indebtedness does not exceed 15% of the Consolidated Total Assets of Cemex Espana and its Subsidiaries.

         (b) This Section 10.3 shall not apply to any Lien if, the Obligors have made or caused to be made effective provision whereby the Notes are secured equally and ratably with, or prior to, the indebtedness secured by such Lien (other than Permitted Liens) for so long as such indebtedness is so secured.

10.4     Sales of Assets.

         Cemex Espana will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of Cemex Espana and its Subsidiaries; provided, however, that Cemex Espana or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of Cemex Espana and its Subsidiaries (a "Substantial Asset Disposition") if such assets are sold for at least Fair Market Value and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and an amount equal to the Net Proceeds Amount with respect to such Substantial Asset Disposition (determined without subtracting therefrom clause (b)(v) of the definition of "Net Proceeds Amount") shall be used within one year of such disposition as follows:

                  (1) to prepay or retire Senior Debt of Cemex Espana or a Subsidiary, provided that if any Senior Debt is prepaid pursuant to the terms of this Section 10.4, the Company shall offer to prepay the Notes in accordance with the terms of Section 8.4 of this Agreement; or

                  (2) to the extent not used to prepay Senior Debt as set forth in clause (1) above, to acquire assets used or useful in carrying on the business of Cemex Espana and its Subsidiaries and having a Fair Market Value at least equal to the acquisition price thereof.

         For purposes of any determination pursuant to this Section 10.4, the Company shall be given credit for all amounts applied in accordance with the preceding clauses (1) and (2) during the applicable one-year period but shall not be required to apply any amount in accordance with the preceding clauses
(1) and (2) unless the book value of the assets that have been sold or otherwise disposed of during the applicable one-year period is in excess of 15% of Consolidated Total Assets of Cemex Espana and its Subsidiaries (determined as set forth below).

         If the Company makes an offer to prepay the Notes in accordance with the terms of Section 8.4 of this Agreement with respect to any Net Proceeds Amount, to the extent any holder rejects (or is deemed to have rejected) such offer of prepayment, the Pro Rata Amount allocable to such holder may be applied to general corporate purposes of Cemex Espana and its Subsidiaries (including, without limitation, the repayment of Financial Indebtedness of Cemex Espana and its Subsidiaries and for acquisitions).

         As used in this Section 10.4, a sale, lease or other disposition of assets shall be deemed to be a "substantial part" of the assets of Cemex Espana and its Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by Cemex Espana and its Subsidiaries during the period of 12 consecutive calendar months immediately preceding such proposed disposition, exceeds 15% of Consolidated Total Assets of Cemex Espana and its Subsidiaries (determined as of the beginning of such twelve-month period, but giving effect to any acquisition of any Subsidiary or all or substantially all the assets of any Person during such period); provided that in no event will (a) any Excluded Disposition constitute a sale of a "substantial part" of the assets of Cemex Espana and its Subsidiaries or (b) the book value of the assets sold in any Excluded Disposition be counted in determining whether such 15% limit has been exceeded.

         "Excluded Disposition" means any (i) transaction in the ordinary course of business, (ii) transaction in which Cemex Espana or a Subsidiary is the purchaser, (iii) transaction in which any assets acquired in an acquisition of a Person or of a business are sold, transferred or otherwise disposed of for not less than Fair Market Value to a Person that is not Cemex Espana or a Subsidiary within one year of such acquisition, (iv) purchase by Cemex Espana or its Subsidiary of any of its shares or any dividend or other distribution made or paid by Cemex Espana or its Subsidiary to its equityholders, (v) payment or transfer of cash, (vi) disposal of assets not required for the efficient operation of the businesses of Cemex Espana and its Subsidiaries for not less than Fair Market Value, (vii) disposal of investments or financial assets on an arm's length basis for Fair Market Value, (viii) application of the proceeds of any issuance of securities (whether equity or debt) or other financial obligations for the purpose stated in the offering memorandum or any other document related to such issuance or (ix) disposal pursuant to any Permitted Securitization, sale-leaseback transaction or other asset-backed financing.

10.5     Financial Covenants.

         (a) Minimum Consolidated Net Worth. Cemex Espana will not permit Consolidated Net Worth as of the last day of any Relevant Period to be less than (euro)2,000,000,000.

         (b) Maximum Leverage Ratio. Cemex Espana will not permit the ratio of Net Borrowings to Adjusted EBITDA calculated on a Rolling Basis as of the last day of any Relevant Period to exceed 3.5 to 1.0.

         (c) Minimum Interest Coverage Ratio. Cemex Espana will not permit the ratio of EBITDA to Finance Charges calculated on a Rolling Basis as of the last day of any Relevant Period to be less than 2.5 to 1.0.

10.6     Limitation on Non-Guarantor Financial Indebtedness.

         Cemex Espana will not, at any time, permit any Subsidiary (other than the Company) to, directly or indirectly, create, incur, assume, guaranty, have outstanding or otherwise become or remain directly or indirectly liable with respect to, any Financial Indebtedness other than:

         (a) Financial Indebtedness arising under the Note Guarantee;

         (b) Financial Indebtedness of a Subsidiary that is an Excluded Subsidiary Guarantor;

         (c) Financial Indebtedness of a Subsidiary outstanding on the date hereof and disclosed on Schedule 5.15 (Existing Financial Indebtedness), and any Financial Indebtedness extending the maturity of, or refunding or refinancing, the same, provided that (i) the principal amount of such Financial Indebtedness shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing and
(ii) the aggregate amount of all Financial Indebtedness that has been extended, refunded or refinanced under this clause (c) shall not exceed $100,000,000 (or the equivalent thereof if denominated in another currency) (for the avoidance of doubt, it is understood that (x) if any such Financial Indebtedness is successively extended, refinanced or refunded, only the Financial Indebtedness outstanding after giving effect to all such successive extensions, refinancings and refundings shall be counted against the foregoing amount and (y) any Financial Indebtedness incurred in a currency other than Dollars pursuant to this clause (c) shall continue to be permitted under this clause (c), notwithstanding any fluctuation in currency values, as long as the outstanding principal amount of such Financial Indebtedness (denominated in its original currency) does not exceed the maximum amount of such Financial Indebtedness (denominated in such currency) permitted to be outstanding on the date such Financial Indebtedness was incurred);

         (d) Financial Indebtedness of a Subsidiary owed to Cemex Espana, the Company or another Subsidiary;

         (e) Financial Indebtedness of a Subsidiary that is (i) outstanding at the time such Subsidiary becomes a Subsidiary or (ii) contractually required to be incurred by such Subsidiary at such time, provided that such Financial Indebtedness shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary;

         (f) any Financial Indebtedness extending the maturity of the Financial Indebtedness referred to in clause (e) above, or any refunding or refinancing of the same, Tprovided thatT the principal amount of such Financial Indebtedness shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing;

         (g) Financial Indebtedness of a Subsidiary which (i) has been formed for the purpose of, and whose primary activities are, the issuance or other incurrence of debt obligations to Persons other than Affiliates of Cemex Espana, and the lending or other advance of the net proceeds of such debt obligations (whether directly or indirectly) to the Company or an Excluded Subsidiary Guarantor, and (ii) has no significant assets other than promissory notes and other contract rights in respect of funds advanced to the Company or the Excluded Subsidiary Guarantors;

         (h) Financial Indebtedness of a Subsidiary incurred pursuant to or in connection with any pooling agreements in place within a bank or financial institution, but only to the extent of offsetting credit balances of Cemex Espana or its Subsidiaries pursuant to such pooling arrangement; and

         (i) Financial Indebtedness of a Subsidiary in addition to that otherwise permitted by the foregoing provisions of this Section 10.6, provided that on the date the Subsidiary incurs or otherwise becomes liable with respect to such Financial Indebtedness and immediately after giving effect thereto and the concurrent retirement of any Financial Indebtedness and/or release of Liens, the aggregate outstanding principal amount of all Priority Indebtedness does not exceed 15% of Consolidated Total Assets of Cemex Espana and its Subsidiaries.

11. EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) Cemex Espana or the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), U10.2, 10.4, 10.5 or 10.6 and such default is not remedied within 10 Business Days after the earlier of (i) a Senior Financial Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this clause (c) of Section 11); or

                  (d) Cemex Espana or the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in clauses (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Senior Financial Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this clause (d) of
         Section 11); or

                  (e) any representation or warranty made in writing by or on behalf of Cemex Espana or the Company or by any officer of Cemex Espana or the manager of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) Cemex Espana or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal or premium or make-whole amount or interest on any Financial Indebtedness in an aggregate principal amount of at least $50,000,000 (or the equivalent thereof, as of any date of determination, in any other currency) other than Financial Indebtedness outstanding under this Agreement, the Notes or the Note Guarantee, when the same becomes due and payable (whether by way of scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the relevant agreement or instrument relating to such Financial Indebtedness or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Financial Indebtedness beyond any period of grace provided with respect thereto, if the effect of such event or condition is to accelerate the maturity of such Financial Indebtedness or (iii) any such Financial Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required payment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Financial Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

                  (g) the Company, Cemex Espana or any of its Material Subsidiaries (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, Cemex Espana or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, Cemex Espana or any of its Material Subsidiaries, or any such petition shall be filed against the Company, Cemex Espana or any of its Material Subsidiaries and such petition shall not be dismissed within 90 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $50,000,000 (or the equivalent thereof if denominated in a currency other than euro) (excluding in the calculation of such $50,000,000 any final judgment to the extent, but only to the extent, such judgment will be covered by payments from insurance maintained by Cemex Espana or any Subsidiary (x) in respect of which insurance the issuer thereof has agreed, in writing, to make such payments in respect of such judgment and (y) the issuer of which insurance is an independent commercial insurer that, in the good faith opinion of the Board of Directors of Cemex Espana, is capable of discharging its payment obligations in connection with such insurance) are rendered against one or more of Cemex Espana and the Subsidiaries and which judgments are not, within 90 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified Cemex Espana or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) Cemex Espana or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (iv) Cemex Espana or any ERISA Affiliate withdraws from any Multiemployer Plan or (v) Cemex Espana or any Subsidiary establishes or amends any employee welfare benefit plan (as defined in section 3(1) of ERISA) that provides post-employment welfare benefits in a manner that would increase the liability of Cemex Espana or any Subsidiary thereunder; and any such event or events described in clauses (i) through (v) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

                  (k) the Note Guarantee shall cease to be in full force and effect with respect to Cemex Espana or any other Guarantor; or Cemex Espana or any other Guarantor (or any Person by, through or on behalf of Cemex Espana or such other Guarantor) shall contest in any manner the validity, binding nature or enforceability of the Note Guarantee.

12.      REMEDIES ON DEFAULT, ETC.

12.1     Acceleration.

         (a) If an Event of Default with respect to the Company described in clause (g) or (h) of Section 11 (other than an Event of Default described in clause (g)(i) or described in clause (g)(vi) by virtue of the fact that such clause encompasses clause (g)(i)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, the Required Holders of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

         (c) If any Event of Default described in clause (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company, in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2     Other Remedies.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3     Rescission.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders by written notice to the Company may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17 and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4     No Waivers or Election of Remedies, Expenses, etc.

         No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1     Registration of Notes.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2     Transfer and Exchange of Notes.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such series originally issued hereunder. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2.

13.3     Replacement of Notes.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1     Place of Payment.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in the United States.

14.2     Home Office Payment.

         So long as any Purchaser or a nominee of such Purchaser shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name on Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

14.3     Tax Indemnification.

         (a) Payments Free and Clear. All payments to be made by the Company under this Agreement and the Notes will be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, levies, imposts, duties, charges, assessments or fees of whatever nature, but excluding franchise taxes and taxes imposed on or measured by any holder's net income or receipts (such non-excluded items, "Related Taxes"), imposed or levied by or on behalf of Spain, The Netherlands, the United States or any jurisdiction from or through which any amount is paid by the Company pursuant to the terms of this Agreement or the Notes (or any political subdivision or taxing authority of or in any such jurisdiction) (a "Taxing Jurisdiction"), unless the withholding or deduction of any such Related Tax is required by law.

         (b) Gross-Up, etc. If any deduction or withholding for any present or future Related Tax of a Taxing Jurisdiction shall at any time be required in respect of any amount to be paid by the Company under this Agreement or the Notes, the Company will promptly (i) pay over to the government or taxing authority of the Taxing Jurisdiction imposing such Related Tax the full amount required to be deducted or withheld by the Company (including the full amount required to be deducted or withheld from or otherwise paid by the Company in respect of any Additional Payment required to be made pursuant to clause (ii) of this Section 14.3(b)) and (ii) except as expressly provided below, pay to each holder entitled under this Agreement to receive the payment from which the amount referred to in the foregoing clause (i) has been so deducted or withheld such additional amount as is necessary in order that the amount received by such holder after any required deduction or withholding of Related Tax (including, without limitation, any required deduction, withholding or other payment of Related Tax on or with respect to such additional amount) shall equal the amount such holder would have received had no such deduction, withholding or other payment of Related Tax been paid (the "Additional Payment"), and if any holder pays any amount in respect of any Related Tax on any payment due from the Company hereunder or under the Notes, or penalties or interest thereon, then the Company shall reimburse such holder for that payment upon demand, provided that no payment of any Additional Payment, or of any such reimbursement in respect of any such payment made by any such holder, shall be required to be made for or on account of:

                  (A) any Related Tax that would not have been imposed but for the existence of any present or former connection between such holder and the Taxing Jurisdiction or any territory or possession or area subject to the jurisdiction of the Taxing Jurisdiction, other than the mere holding of the relevant Note, including, without limitation, such holder's being or having been a citizen or resident thereof, or being or having been present or engaged in a trade or business therein or having an establishment therein;

                  (B) any such holder that is not a resident of the United States of America or, with respect to any payment hereunder or under the Notes owing to such holder, all or any part of which represents income that is not subject to United States tax as income of a resident of the United States of America to the extent that, had such holder been a resident of the United States of America or had the payment been so subject to United States tax, or had the payment been made to a location within the United States of America, the provisions of a statute, treaty or regulation of the Taxing Jurisdiction would have enabled an exemption to be claimed from the Related Tax in respect of which an Additional Payment would otherwise have been payable; or

                  (C) any combination of the items or conditions described in clause (A) or clause (B) of this Section 14.3(b); and

provided further that the Company shall not be obliged to pay any Additional Payment to any holder of a Note in respect of Related Taxes to the extent such Related Taxes exceed the Related Taxes that would have been payable but for the delay or failure by such holder (after receiving a written request from Cemex Espana or the Company to make such filing and including copies (together with instructions in English) of forms, certificates, documents, applications or other reasonably required evidence (collectively, "Forms") to be filed) in the filing with an appropriate Governmental Authority or otherwise of Forms required to be filed by such holder to avoid or reduce such Related Taxes and that in the case of any of the foregoing would not result in any confidential income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such holder, provided that such holder shall be deemed to have satisfied the requirements of this proviso upon the good faith completion and submission of such Forms as may be specified in a written request of the Company no later than 45 days after receipt by such holder of such written request.

         (c) Official Receipt. If the Company shall make any such Additional Payment, it will promptly furnish each holder receiving such Additional Payment under this Section 14.3U an official receipt issued by the relevant taxation or other authorities involved for all amounts deducted or withheld as aforesaid.

         (d) Other. Each holder agrees to use its best efforts to comply (after a reasonable period to respond) with a written request of the Company delivered to such holder to provide information (other than any confidential or proprietary information) concerning the nationality, residence or identity of such holder, and to make such declaration or other similar claim or reporting requirement regarding such information (copies of the forms of which declaration, claim or reporting requirement shall have been provided to such holder by the Company), that is required by a statute, treaty or regulation of the Taxing Jurisdiction as a precondition to exemption from all or part of any Related Tax. The Company agrees to reimburse each holder for such holder's reasonable out-of-pocket expenses, if any, incurred in complying with any such request of such Person.

         (e) Tax Refund. If the Company makes an Additional Payment under this
Section 14.3 for the account of any Person and such Person is entitled to a refund of any portion of the tax (a "Tax Refund"), to which such payment is attributable, and such Tax Refund may be obtained by filing one or more Forms, then such Person shall after receiving a written request therefor from the Company (which request shall specify in reasonable detail the Forms to be filed), file such Forms. If such Person subsequently receives such a Tax Refund, and such Person is readily able to identify the Tax Refund as being attributable to the tax with respect to which an Additional Payment was made, then such Person shall reimburse the Company such amount as such Person shall determine acting in good faith to be the proportion of the Tax Refund, together with any interest received thereon, attributable to such Additional Payment as will leave such Person after the reimbursement (including such interest) in no better or worse position than it would have been if the Additional Payment had not been required. Nothing in this clause (e) shall obligate any holder to disclose any information regarding its tax affairs or computations to the Company.

         (f) Survival. The obligations of the Company and the holders under this Section 14.3 shall survive the payment in full of the Notes and the termination of this Agreement.

14.4     Currency of Payment.

         (a) Payment in Dollars. All payments under the Notes shall be made in Dollars.

         (b) Certain Expenses. If any expense required to be reimbursed pursuant to this Agreement or the Notes is originally incurred in a currency other than Dollars, the Company shall nonetheless make reimbursement of that expense in Dollars, in an amount equal to the amount in Dollars that would have been required for the Person that incurred such expense to have purchased, in accordance with normal banking procedures, the sum paid in such other currency (after any premium and costs of exchange) on the day that expense was originally incurred.

         (c) Payments Not in Dollars. To the fullest extent permitted by applicable law, the obligations of the Company in respect of any amount due under or in respect of this Agreement and the Notes shall (notwithstanding any payment in any other currency, whether as a result of any judgment or order or the enforcement thereof, the realization of any security, the liquidation of any Obligor, any voluntary payment by any Obligor or otherwise) be discharged only to the extent of the amount in Dollars that each holder entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such holder receives such payment. If the amount in Dollars that may be so purchased for any reason falls short of the amount originally due, the Company shall indemnify and save harmless such holder from and against all loss or damage arising out of or as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Agreement and the Notes, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by such holder from time to time and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due under this Agreement or the Notes or under any judgment or order.

15.      EXPENSES, ETC.

15.1     Transaction Expenses.

         Whether or not the transactions contemplated hereby are consummated, the Company and Cemex Espana will pay all reasonable costs and expenses (including reasonable attorneys' fees of one special U.S. counsel and one special Spanish counsel for the Purchasers, provided that, as to the costs and expenses of Spanish counsel, Cemex Espana and the holders shall have agreed upon the scope of work to be done by such Spanish counsel prior to its engagement) incurred by the Purchasers in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Note Guarantee or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Note Guarantee or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Note Guarantee or the Notes, or by reason of being a holder of any Note; (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company, Cemex Espana or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Note Guarantee and by the Notes; and
(c) the fees and costs incurred in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related to this Agreement (provided the Company shall not be required to pay more than $2,500 per year in respect of subsequent annual and interim filings), with the SVO. The Company and Cemex Espana will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of the fees, costs or expenses, if any, of brokers and finders (other than those retained by any Purchaser).

15.2     Survival.

         The obligations of the Company and Cemex Espana under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Note Guarantee or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the related Notes, the purchase or transfer by any Purchaser of any such Note or portion thereof or interest therein and may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of any such Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or Cemex Espana pursuant to this Agreement shall be deemed representations and warranties of the Company and Cemex Espana under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and Cemex Espana and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1 Requirements.

         This Agreement, the Note Guarantee and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of Cemex Espana, the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used in any such Section), will be effective as to any holder unless consented to by such holder in writing and
(b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver or (iii) amend Section 8, 11(a), 11(b), 12, 17 or 20.

17.2     Solicitation of Holders of Notes.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, the Note Guarantee or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof or of the Note Guarantee unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder then outstanding even if such holder did not consent to such waiver or amendment.

17.3     Binding Effect, etc.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon Cemex Espana and the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company, Cemex Espana and the holder of any Note nor any delay in exercising any rights hereunder, under the Note Guarantee or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4     Notes held by Company, etc.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Note Guarantee or the Notes, or have directed the taking of any action provided herein, in the Note Guarantee or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, Cemex Espana or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications on Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company and Cemex Espana in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing or, if to the Company or Cemex Espana, at Hernandez de Tejada - 1, 28027 Madrid, Spain, Facsimile number:+ 34 91 377-6500, phone number: + 34 91 377-6516, to the attention of Santiago Puelles/Francisco Lopez, with a copy to Cemex Espana at Ave. Ricardo Margain Zozaya, n(0) 325, Col. Valle del Campestre, Garza Garcia, Nuevo Leon, 66220 Mexico, facsimile number: +52 81 8888-4519, to the attention of Francisco Contreras, and with a copy (which shall constitute notice hereunder) to Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, 19th Floor, New York, NY 10019, facsimile number:
         1-212-262-1910, to the attention of Peter V. Darrow or at such other address as the Company or Cemex Espana shall have specified to the holder of each Note in writing.

         Notices under this Section 18 will be deemed given only when actually received.

         Each document, instrument, financial statement, report, notice, Form or other communication delivered in connection with this Agreement shall be in English or accompanied by an English translation thereof, which translation shall be certified by a Responsible Officer.

         The Financing Documents have been prepared and signed in English and the parties hereto agree that the English versions of this Agreement and the other Financing Documents shall be the only versions valid for the purpose of the interpretation and construction hereof and thereof notwithstanding the preparation of any translation into another language of any Financing Document, whether official or otherwise or whether prepared in relation to any proceedings which may be brought in the Kingdom of Spain or The Netherlands in respect of any Financing Document.

19.      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. Each of Cemex Espana and the Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit Cemex Espana, the Company or any other holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of Cemex Espana or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of Cemex Espana or any Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on the behalf of such Purchaser, (c) otherwise becomes known to such Purchaser other than through disclosure by Cemex Espana or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this
Section 20U, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company or Cemex Espana (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes, the Note Guarantee and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20U as though it were a party to this Agreement. On reasonable request by Cemex Espana in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with Cemex Espana embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

         Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such words shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such words shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

22.1     Successors and Assigns.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2     Payments Due on Non-Business Days.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3     Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4     Construction.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5     Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6     Governing Law.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

22.7     Jurisdiction; Service of Process.

         EACH OF CEMEX ESPANA AND THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY OTHER FINANCING DOCUMENT, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY OTHER FINANCING DOCUMENT, BROUGHT BY ANY HOLDER OF A NOTE AGAINST CEMEX ESPANA OR THE COMPANY OR ANY OF THEIR RESPECTIVE PROPERTIES, MAY BE BROUGHT BY SUCH HOLDER OF A NOTE IN THE COURTS OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY, AS SUCH HOLDER OF A NOTE MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT EACH OF CEMEX ESPANA AND THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH SUCH COURT AND AGREES THAT PROCESS SERVED EITHER PERSONALLY OR BY REGISTERED MAIL ON CEMEX ESPANA, THE COMPANY OR A DESIGNATED AGENT SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUCH SUIT, AND EACH OF CEMEX ESPANA AND THE COMPANY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE. WITHOUT LIMITING THE FOREGOING, EACH OF CEMEX ESPANA AND THE COMPANY HEREBY APPOINTS, IN THE CASE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE COURTS OF OR IN THE STATE OF NEW YORK, CT CORPORATION SYSTEM, 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS IN THE STATE OF NEW YORK WITH RESPECT THERETO AT ANY AND ALL TIMES. EACH OF CEMEX ESPANA AND THE COMPANY WILL TAKE ANY AND ALL ACTION, INCLUDING THE EXECUTION AND FILING OF ALL SUCH DOCUMENTS AND INSTRUMENTS AND TIMELY PAYMENTS OF FEES AND EXPENSES, AS MAY BE NECESSARY TO EFFECT AND CONTINUE THE APPOINTMENT OF SUCH AGENT IN FULL FORCE AND EFFECT, OR IF NECESSARY BY REASON OF ANY FACT OR CONDITION RELATING TO SUCH AGENT, TO REPLACE SUCH AGENT (BUT ONLY AFTER HAVING GIVEN NOTICE THEREOF TO EACH HOLDER OF NOTES AND ANY SUCCESSOR AGENT IS REASONABLY ACCEPTABLE TO REQUIRED HOLDERS). EACH OF CEMEX ESPANA AND THE COMPANY AGREES THAT SERVICE OF PROCESS UPON SUCH AGENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH OF CEMEX ESPANA AND THE COMPANY IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT. EACH OF CEMEX ESPANA AND THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL CLAIM OR ERROR BY REASON OF ANY SUCH SERVICE IN SUCH MANNER AND AGREES THAT SUCH SERVICE SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON EACH OF CEMEX ESPANA AND THE COMPANY IN ANY SUCH SUIT, ACTION OR PROCEEDING AND SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, BE TAKEN AND HELD TO BE VALID AND PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO EACH OF CEMEX ESPANA AND THE COMPANY. IN ADDITION, EACH OF CEMEX ESPANA AND THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND/OR ANY OTHER FINANCING DOCUMENT BROUGHT IN SUCH COURTS, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF A NOTE TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER CEMEX ESPANA OR THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW. NOTHING IN THIS SECTION 22.7 SHALL BE DEEMED TO LIMIT ANY OTHER
SUBMISSION TO JURISDICTION, WAIVER OR OTHER AGREEMENT BY CEMEX ESPANA OR THE COMPANY CONTAINED IN ANY OTHER FINANCING DOCUMENT. TO THE EXTENT THAT CEMEX ESPANA OR THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF CEMEX ESPANA AND THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS.

22.8     Judgment Currency.

         Each of Cemex Espana and the Company agrees that if, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under the Notes in any currency into another currency, to the fullest extent permitted by law, the rate of exchange used shall be that at which in accordance with normal banking procedures a holder could purchase such first currency with such other currency on the Business Day preceding that on which final judgment is given.

                                   * * * * *

         The execution hereof by the Purchasers shall constitute a contract among Cemex Espana, the Company and the Purchasers for the uses and purposes hereinabove set forth.

                                                Very truly yours,


                                                CEMEX ESPANA, S.A.


                                                By: /s/ Javier Garcia
                                                    -------------------------

                                                Title:  Attorney-in-fact
                                                       ----------------------


                                                CEMEX ESPANA FINANCE LLC


                                                By:  /s/ Javier Garcia
                                                    -------------------------

                                                Title:  Attorney-in-fact
                                                       ----------------------

The foregoing is hereby
agreed to as of the
date hereof:



 Mellon Bank, N.A., solely in its capacity as Custodian for AVIVA LIFE-Principal Glob Priv EG Convertible Securities (as directed by the Principal Global Investors, LLC), and not in its individual capacity (MAC & CO) - Nominee Name


By: /s/ Bernadette T. Rist
    -----------------------
Name:  Bernadette T. Rist
Title: Authorized Signatory

The foregoing is hereby
agreed to as of the
date hereof:



 Mellon Bank, N.A., solely in its capacity as Custodian for AVIVA
LIFE-Principal Glob Priv General Account Deferred TSA (as directed by the Principal Global Investors, LLC), and not in its individual capacity (MAC & CO)
- Nominee Name


By: /s/ Bernadette T. Rist
    -----------------------
Name:  Bernadette T. Rist
Title: Authorized Signatory

The foregoing is hereby
agreed to as of the
date hereof:



GENERAL AMERICAN LIFE INSURANCE COMPANY
By:  METROPOLITAN LIFE INSURANCE COMPANY, ITS INVESTMENT MANAGER


By: /s/ Judith A. Gulotta
    ------------------------------
Name:  Judith A. Gulotta
Title: Director

The foregoing is hereby
agreed to as of the
date hereof:


ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY
BY:  ING INVESTMENT MANAGEMENT LLC, AS AGENT


By: /s/ Kurt E. Oppermann
    ------------------------------
Name:  Kurt E. Opperman
Title: Vice President

The foregoing is hereby
agreed to as of the
date hereof:


KNIGHTS OF COLUMBUS


By: /s/ Donald R. Kehoe
    ------------------------------
Name:  Donald R. Kehoe
Title: Assistant Supreme Secretary

The foregoing is hereby
agreed to as of the
date hereof:


METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ Judith A. Gulotta
    ------------------------------
Name:  Judith A. Gulotta
Title: Director

The foregoing is hereby
agreed to as of the
date hereof:



METROPOLITAN TOWER LIFE INSURANCE COMPANY
BY: METROPOLITAN LIFE INSURANCE COMPANY, ITS INVESTMENT MANAGER


By: /s/ Judith A. Gulotta
    ------------------------------
Name:  Judith A. Gulotta
Title: Director

The foregoing is hereby
agreed to as of the
date hereof:


NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT


By: /s/ Mark W. Poeppelman
    ------------------------------
Name:  Mark W. Poeppelman
Title: Authorized Signatory

The foregoing is hereby
agreed to as of the
date hereof:


NEW ENGLAND LIFE INSURANCE COMPANY
BY: METROPOLITAN LIFE INSURANCE COMPANY, ITS INVESTMENT MANAGER


By: /s/ Judith A. Gulotta
    ------------------------------
Name:  Judith A. Gulotta
Title: Director

The foregoing is hereby
agreed to as of the
date hereof:



NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
BY:   NEW YORK LIFE INVESTMENT MANAGEMENT LLC,
         ITS INVESTMENT MANAGER


By: /s/ Lisa A. Scuderi
    ------------------------------
Name:  Lisa A. Scuderi
Title: Director

The foregoing is hereby
agreed to as of the
date hereof:


NEW YORK LIFE INSURANCE COMPANY


By: /s/ Lisa A. Scuderi
    ------------------------------
Name:  Lisa A. Scuderi
Title: Investment Vice President

The foregoing is hereby
agreed to as of the date hereof:


PACIFIC LIFE INSURANCE COMPANY
(NOMINEE: MAC & CO)


By: /s/ Violet Osterberg
    ------------------------------
Name:  Violet Osterberg
Title: Assistant Vice President


By: /s/ David C. Patch
    ------------------------------
Name:  David C. Patch
Title: Assistant Secretary

The foregoing is hereby
agreed to as of the date hereof:



PHL VARIABLE INSURANCE COMPANY


By: /s/ Christopher M. Wilkos
    ------------------------------
Name:  Christopher M. Wilkos
Title: Senior Vice President

The foregoing is hereby
agreed to as of the date hereof:



PRINCIPAL LIFE INSURANCE COMPANY
BY:   PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY,
ITS AUTHORIZED SIGNATORY


By: /s/ Douglas A. Drees
    ------------------------------
Name:  Douglas A. Drees
Title: Counsel


By: /s/ Christopher J. Henderson
    ------------------------------
Name:  Christopher J. Henderson
Title: Counsel

The foregoing is hereby
agreed to as of the date hereof:


RGA REINSURANCE COMPANY, A MISSOURI CORPORATION
BY:   PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY,
ITS AUTHORIZED SIGNATORY


By: /s/ Douglas A. Drees
    ------------------------------
Name:  Douglas A. Drees
Title: Counsel


By: /s/ Christopher J. Henderson
    ------------------------------
Name:  Christopher J. Henderson
Title: Counsel

The foregoing is hereby agreed
to as of the date hereof:



SYMETRA LIFE INSURANCE COMPANY, A WASHINGTON CORPORATION
BY:   PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY,
ITS AUTHORIZED SIGNATORY


By: /s/ Douglas A. Drees
    ------------------------------
Name:  Douglas A. Drees
Title: Counsel


By: /s/ Christopher J. Henderson
    ------------------------------
Name:  Christopher J. Henderson
Title: Counsel

The foregoing is hereby agreed
to as of the date hereof:


TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


By: /s/ Lisa M. Ferraro
    ------------------------------
Name:  Lisa M. Ferraro
Title: Director

The foregoing is hereby agreed
to as of the date hereof:


THE BANK OF NEW YORK, AS TRUSTEE FOR THE SCOTTISH RE (U.S.), INC. AND SECURITY LIFE OF DENVER INSURANCE COMPANY SECURITY TRUST BY
AGREEMENT DATED DECEMBER 31, 2004
BY:   PRINCIPAL GLOBAL INVESTORS, LLC, A DELAWARE LIMITED LIABILITY COMPANY,
ITS AUTHORIZED SIGNATORY


By: /s/ Douglas A. Drees
    ------------------------------
Name:  Douglas A. Drees
Title: Counsel


By: /s/ Christopher J. Henderson
    ------------------------------
Name:  Christopher J. Henderson
Title: Counsel

The foregoing is hereby agreed
to as of the date hereof:


THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA


By: /s/ Barry J. Scheinholtz
    ------------------------------
Name:  Barry J. Scheinholtz
Title: Private Placements Manager

The foregoing is hereby agreed
to as of the date hereof:


THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


By: /s/ David A. Barras
    ------------------------------
Name:  David A. Barras
Title: Authorized Representative

The foregoing is hereby agreed
to as of the date hereof:


TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


By: /s/ Debra R. Thompson
    ------------------------------
Name:  Debra R. Thompson
Title: Vice President

                                                                     SCHEDULE A


                       INFORMATION RELATING TO PURCHASERS

                                 SERIES A NOTES


            PRINCIPAL PURCHASER                                           Series A
            -------------------

                                                        Aggregate Principal          Note
                                                          Amount of Notes       Denomination(s)
                                                         to be Purchased         and Number(s)
                                                         ---------------         ------------

         ING LIFE INSURANCE AND ANNUITY COMPANY             $12,000,000           $10,000,000
                                                                                   (RA - 1)
                                                                                  $2,000,000
                                                                                   (RA - 2)

(1)      All payments on account of the above
         Notes numbered RA - 1 and RA - 2 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021000018
         BFN: IOC 566/INST'L CUSTODY (for principal and interest payments)
         BFN:  IOC 565/INST'L CUSTODY (for all
         other payments)
         Account No.:  216101 and PPN 15128@ AF 0
         Attn:  P&I Department
         Ref.:  ING Life Insurance and Annuity Company

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Operations/Settlements
         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia  30327-4349
         United States of America
         Facsimile: (770) 690-4886

(3) Address for all other communications and notices:

         Private Placements
         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia  30327-4349
         United States of America
         Facsimile: (770) 690-5057

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 71-0294708

(6)      Original Notes to be sent to:

         The Bank of New York
         Window A - 3rd Floor
         One Wall Street
         New York, New York  10286
         United States of America
         Ref: ALI - Account No. 216101

         with copy to:

         Private Placements
         ING Investment Management LLC
         Suite 300
         5780 Powers Ferry Road, NW
         Atlanta, Georgia  30327-4349
         United States of America
         Fax:  (770) 690-5057



             PRINCIPAL PURCHASER                                         Series A
             -------------------

                                                         Aggregate Principal        Note
                                                           Amount of Notes      Denomination(s)
                                                           to be Purchased       and Number(s)
                                                           ---------------       -------------

         ING USA ANNUITY AND LIFE INSURANCE COMPANY          $10,000,000         $10,000,000
                                                                                   (RA - 3)

(1) All payments on account of the above Note numbered RA - 3 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021000018
         BFN: IOC 566/INST'L CUSTODY (for principal and interest payments)
         BFN: IOC 565/INST'L CUSTODY (for all other payments)
         Account No.:  136373 and PPN 15128@ AF 0
         Ref.:  ING USA Annuity and Life Insurance Co.

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Operations/Settlements
         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia  30327-4349
         United States of America
         Facsimile: (770) 690-4886

(3) Address for all other communications and notices:

         Private Placements
         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia  30327-4349
         United States of America
         Facsimile: (770) 690-5057

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 41-0991508

(6)      Original Notes to be sent to:

         The Bank of New York
         Window A - 3rd Floor
         One Wall Street
         New York, New York  10286
         United States of America
         Ref: GOL - Account No. 136373

         with copy to:

         Private Placements
         ING Investment Management LLC
         Suite 300
         5780 Powers Ferry Road, NW
         Atlanta, Georgia  30327-4349
         United States of America
         Fax:  (770) 690-5057



                 PRINCIPAL PURCHASER                                                  Series A
                 -------------------

                                                                 Aggregate Principal         Note
                                                                   Amount of Notes      Denomination(s)
                                                                   to be Purchased       and Number(s)
                                                                   ---------------       -------------

         KNIGHTS OF COLUMBUS                                          $5,000,000          $5,000,000
                                                                                          (RA - 4)

(1) All payments on account of the above Note numbered RA - 4 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: BK OF NY/CUST
         ABA No.: 021 000 018
         KNIGHTS OF COLUMBUS DDA #8900300825

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Investment Accounting Department
         Knights of Columbus
         14th Floor
         PO Box 2016
         New Haven, Connecticut 06521-2016
         United States of America

(3) Address for all other communications and notices:

         Investment Department
         Knights of Columbus
         19th Floor
         One Columbus Plaza
         New Haven, Connecticut 06510-3326
         United States of America
         Telephone: (203)-752-4385

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 06-0416470

(6)      Original Notes to be sent to:

         Anthony Paticchio
         Investment Counsel
         Knights of Columbus
         One Columbus Plaza
         New Haven, Connecticut  06510
         United States of America
         Telephone: 203 752 4025
         Facsimile: 203-752-4119



                      PRINCIPAL PURCHASER                                       Series A
                      -------------------

                                                                 Aggregate Principal          Note
                                                                   Amount of Notes       Denomination(s)
                                                                   to be Purchased        and Number(s)
                                                                   ---------------        -------------

         NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY               $5,000,000            $5,000,000
                                                                                           (RA - 5)

(1) All payments on account of the above Note numbered RA - 5 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021-000-018
         BNF: IOC566
         F/A/O Nationwide Life and Annuity Insurance
         Company
         Attn: P & I Department

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         P & I Department
         Nationwide Life and Annuity Insurance Company
         c/o The Bank of New York
         P O Box 19266
         Newark, New Jersey  07195
         United States of America

         With a copy to:

         Investment Accounting
         Nationwide Life and Annuity Insurance Company
         One Nationwide Plaza  (1-32-05)
         Columbus, Ohio  43215-2220
         United States of America

(3) Address for all other communications and notices:

         Corporate Fixed-Income Securities
         Nationwide Life and Annuity Insurance Company
         One Nationwide Plaza  (1-33-07)
         Columbus, Ohio  43215-2220
         United States of America

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 31-1000740

(6)      Original Notes to be sent to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, New York 10286
         United States of America
         F/A/O Nationwide Life and Annuity Insurance
         Co. Acct #267961



                 PRINCIPAL PURCHASER                                       Series A
                 -------------------

                                                         Aggregate Principal          Note
                                                           Amount of Notes        Denomination(s)
                                                           to be Purchased         and Number(s)
                                                           ---------------         -------------

         NATIONWIDE LIFE INSURANCE COMPANY                   $5,000,000            $5,000,000
                                                                                                                     (RA - 6)

(1) All payments on account of the above Note numbered RA - 6 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021-000-018
         BNF: IOC566
         Account No.: 267829
         F/A/O Nationwide Life Insurance Company
         Attn: P & I Department

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         P & I Department
         Nationwide Life Insurance Company
         c/o The Bank of New York
         P O Box 19266
         Newark, New Jersey  07195
         United States of America

         With a copy to:

         Investment Accounting
         Nationwide Life Insurance Company
         One Nationwide Plaza  (1-32-05)
         Columbus, Ohio  43215-2220
         United States of America

(3) Address for all other communications and notices:

         Corporate Fixed-Income Securities
         Nationwide Life Insurance Company
         One Nationwide Plaza  (1-33-07)
         Columbus, Ohio  43215-2220
         United States of America

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 31-4156830

(6)      Original Notes to be sent to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, New York 10286
         United States of America
         F/A/O Nationwide Life Insurance Co. Acct #267829



                   PRINCIPAL PURCHASER                                         Series A
                   -------------------

                                                                Aggregate Principal           Note
                                                                  Amount of Notes        Denomination(s)
                                                                  to be Purchased         and Number(s)
                                                                  ---------------         -------------

         NATIONWIDE MULTIPLE MATURITY SEPARATE ACCOUNT               $3,000,000            $3,000,000
                                                                                           (RA -7)

(1) All payments on account of the above Note numbered RA - 7 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021-000-018
         BNF: IOC566
         F/A/O Nationwide Multiple Maturity Separate Account
         Attn: P & I Department

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         P & I Department
         Nationwide Multiple Maturity Separate Account
         c/o The Bank of New York
         P O Box 19266
         Newark, New Jersey  07195
         United States of America

         With a copy to:

         Investment Accounting
         Nationwide Multiple Maturity Separate Account
         One Nationwide Plaza  (1-32-05)
         Columbus, Ohio  43215-2220
         United States of America

(3) Address for all other communications and notices:

         Corporate Fixed-Income Securities
         Nationwide Multiple Maturity Separate Account
         One Nationwide Plaza  (1-33-07)
         Columbus, Ohio  43215-2220
         United States of America

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 31-4156830

(6)      Original Notes to be sent to:

         The Bank of New York
         One Wall Street
         3rd Floor - Window A
         New York, New York 10286
         United States of America
         F/A/O Nationwide Multiple Maturity Separate
         Account. Acct # 267919



                    PRINCIPAL PURCHASER                                          Series A
                    -------------------

                                                               Aggregate Principal           Note
                                                                 Amount of Notes        Denomination(s)
                                                                 to be Purchased         and Number(s)
                                                                 ---------------         -------------

         PACIFIC LIFE INSURANCE COMPANY                             $20,000,000           $10,000,000
                                                                                          (RA - 8)

                                                                                          $5,000,000
                                                                                           (RA - 9)

                                                                                          $1,000,000
                                                                                          (RA - 10)

                                                                                          $1,000,000
                                                                                          (RA - 11)

                                                                                          $1,000,000
                                                                                          (RA - 12)

                                                                                          $1,000,000
                                                                                          (RA - 13)

                                                                                          $1,000,000
                                                                                          (RA - 14)

(1)      All payments on account of the above
         Notes numbered RA -8 thru RA - 14 (and
         any replacement or substitute Notes
         therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: Mellon Trust of New England
         ABA No.: 0110-0123-4
         DDA: 125261
         Attn: MBS Income CC: 1253
         Account No.: Pacific Life General Account/PLCF1810132

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Pacific Life Accounting Team
         Mellon Trust
         Three Mellon Bank Center
         AIM# 153-3610
         Pittsburgh, Pennsylvania 15259
         United States of America
         Facsimile: 412-236-7529

         AND

         Securities Administration - Cash Team
         Pacific Life Insurance Company
         700 Newport Center Drive
         Newport Beach, California 92660-6397
         United States of America
         Facsimile: 949-640-4013

(3) Address for all other communications and notices:

         Securities Department
         Pacific Life Insurance Company
         700 Newport Center Drive
         Newport Beach, California 92660-6397
         United States of America
         Facsimile: 949-219-5406

(4) Name of Nominee in which Notes are to be issued: MAC & CO.

(5)      Tax Identification No.: 95-1079000

(6)      Original Notes to be sent to:

         Robert Ferraro
         Mellon Securities Trust Company
         120 Broadway
         13th Floor
         New York, New York 10271
         United States of America
         Telephone: +1 212 374 1918
         A/C Name: Pacific Life General Acct
         A/C #: PLCF1810132



                        PRINCIPAL PURCHASER                                      Series A
                        -------------------

                                                                Aggregate Principal           Note
                                                                  Amount of Notes        Denomination(s)
                                                                  to be Purchased         and Number(s)
                                                                  ---------------         -------------

         PHL VARIABLE INSURANCE COMPANY                              $3,000,000             $3,000,000
                                                                                                                    (RA - 15)

(1) All payments on account of the above Note numbered RA - 15 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JP Morgan Chase
         New York, New York
         United States of America
         ABA No.: 021 000 021
         Account No.: 900 9000 200
         Account Name: Income Processing
         Reference: G09388, Phoenix Life Insur.

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Private Placement Department
         Phoenix Investment Partners
         56 Prospect Street
         Hartford, Connecticut  06115
         United States of America

(3) Address for all other communications and notices:

         John Mulrain
         Phoenix Life Insurance Company
         One American Row
         PO Box 5056
         Hartford, Connecticut  06102-5056
         United States of America
         Telephone: 860 403 5799
         Facsimile: 860 403 5182

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 06-1045829

(6)      Original Notes to be sent to:

         John Mulrain
         Phoenix Life Insurance Company
         One American Row
         PO Box 5056
         Hartford, Connecticut  06102-5056
         United States of America
         Telephone: 860 403 5799
         Facsimile: 860 403 5182



                  PRINCIPAL PURCHASER                                       Series A
                  -------------------

                                                          Aggregate Principal        Note
                                                           Amount of Notes       Denomination(s)
                                                            to be Purchased       and Number(s)
                                                            ---------------       -------------

         PHL VARIABLE INSURANCE COMPANY                        $1,000,000             $1,000,000
                                                                                      (RA - 16)

(1) All payments on account of the above Note numbered RA - 16 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JP Morgan Chase
         New York, New York
         United States of America
         ABA No.: 021 000 021
         Account No.: 900 9000 200
         Account Name: Income Processing
         Reference: G09389, Phoenix Life Insur.

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Private Placement Department
         Phoenix Investment Partners
         56 Prospect Street
         Hartford, Connecticut  06115
         United States of America

(3) Address for all other communications and notices:

         John Mulrain
         Phoenix Life Insurance Company
         One American Row
         PO Box 5056
         Hartford, Connecticut  06102-5056
         United States of America
         Telephone: 860 403 5799
         Facsimile: 860 403 5182

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 06-1045829

(6)      Original Notes to be sent to:

         John Mulrain
         Phoenix Life Insurance Company
         One American Row
         PO Box 5056
         Hartford, Connecticut  06102-5056
         United States of America
         Telephone: 860 403 5799
         Facsimile: 860 403 5182


                      PRINCIPAL PURCHASER                                          Series A
                      -------------------

                                                                   Aggregate Principal           Note
                                                                     Amount of Notes        Denomination(s)
                                                                     to be Purchased         and Number(s)
                                                                     ---------------         -------------

         PHL VARIABLE INSURANCE COMPANY                                 $1,000,000             $1,000,000
                                                                                                (RA - 17)

(1) All payments on account of the above Note numbered RA - 17 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JP Morgan Chase
         New York, New York
         United States of America
         ABA No.: 021 000 021
         Account No.: 900 9000 200
         Account Name: Income Processing
         Reference: G09390, Phoenix Life Insur.

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Private Placement Department
         Phoenix Investment Partners
         56 Prospect Street
         Hartford, Connecticut  06115
         United States of America

(3) Address for all other communications and notices:

         John Mulrain
         Phoenix Life Insurance Company
         One American Row
         PO Box 5056
         Hartford, Connecticut  06102-5056
         United States of America
         Telephone: 860 403 5799
         Facsimile: 860 403 5182

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 06-1045829

(6)      Original Notes to be sent to:

         John Mulrain
         Phoenix Life Insurance Company
         One American Row
         PO Box 5056
         Hartford, Connecticut  06102-5056
         United States of America
         Telephone: 860 403 5799
         Facsimile: 860 403 5182


                  PRINCIPAL PURCHASER                                      Series A
                  -------------------

                                                           Aggregate Principal           Note
                                                             Amount of Notes        Denomination(s)
                                                             to be Purchased         and Number(s)
                                                             ---------------         -------------

         PRINCIPAL LIFE INSURANCE COMPANY                        $19,000,000         $12,350,000
                                                                                      (RA - 18)

                                                                                     $6,175,000
                                                                                      (RA - 19)

                                                                                      $475,000
                                                                                      (RA - 20)

(1)      All payments on account of the above
         Notes numbered RA - 18, RA - 19 and RA
         -20 (and any replacement or substitute
         Notes therefor) shall be made by wire
         transfer of immediately available funds
         for credit to:

         Bank: Wells Fargo Bank, N.A.
         San Francisco, California
         United States of America
         ABA No.: 121000248
         Account No.:  0000014752
         For credit to Principal Life Insurance Company
         OBI PFGSE (S) B0067947/67948()

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 42-0127290

(6)      Original Notes to be sent to:

         Jon Heiny
         Principal Life Insurance Company
         711 High Street
         G-24
         Des Moines, Iowa 50392
         United States of America
         Tel.:(515) 246-7522
         Fax: (515) 248-0483


                PRINCIPAL PURCHASER                                           Series A
                -------------------

                                                            Aggregate Principal          Note
                                                              Amount of Notes        Denomination(s)
                                                              to be Purchased         and Number(s)
                                                              ---------------         -------------

         SECURITY LIFE OF DENVER INSURANCE COMPANY               $8,000,000             $4,000,000
                                                                                         (RA -21)

                                                                                        $4,000,000
                                                                                        (RA - 22)

(1)      All payments on account of the above
         Notes numbered RA -21 and RA - 22 (and
         any replacement or substitute Notes
         therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021000018
         BFN: IOC 566/INST'L CUSTODY (for principal and interest payments)
         BFN: IOC 565/INST'L CUSTODY (for all other payments)
         Account No.:  178157  and PPN 15128@ AF 0
         Ref.:  Security Life of Denver Insurance Company

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Operations/Settlements
         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia  30327-4349
         United States of America
         Facsimile: (770) 690-4886

(3) Address for all other communications and notices:

         Private Placements
         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia  30327-4349
         United States of America
         Facsimile: (770) 690-5057

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 84-0499703

(6)      Original Notes to be sent to:

         The Bank of New York
         Window A - 3rd Floor
         One Wall Street
         New York, New York  10286
         United States of America
         Ref: SLD - Account No. 178157

         with copy to:

         Private Placements
         ING Investment Management LLC
         Suite 300
         5780 Powers Ferry Road, NW
         Atlanta, Georgia  30327-4349
         United States of America
         Fax:  (770) 690-5057



                  PRINCIPAL PURCHASER                                              Series A
                  -------------------

                                                                 Aggregate Principal           Note
                                                                   Amount of Notes        Denomination(s)
                                                                   to be Purchased         and Number(s)
                                                                   ---------------         -------------

         THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA               $16,000,000           $16,000,000
                                                                                             (RA - 23)

(1) All payments on account of the above Note numbered RA - 23 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JP Morgan Chase
         ABA No.: 021000021
         Chase/NYC/CTR/BNF
         Account No.:  900-9-000200
         Reference A/C# G05978, Guardian Life

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to payments:
         Barry Scheinholtz
         The Guardian Life Insurance Company of America
         Investment Department  20-D
         7 Hanover Square
         New York, New York 10004-2616
         United States of America
         Facsimile:(212) 919-2658/2656

(3)      Address for all other communications and notices:
         Barry Scheinholtz
         The Guardian Life Insurance Company of America
         Investment Department  20-D
         7 Hanover Square
         New York, New York 10004-2616
         United States of America
         Facsimile:(212) 919-2658/2656

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 13-5123390

(6)      Original Notes to be sent to:
         JP Morgan Chase
         4 New York Plaza
         Ground Floor Receive Window
         New York, New York 10004
         United States of America
         Reference A/C #G05978, Guardian Life



                      PRINCIPAL PURCHASER                                             Series A
                      -------------------

                                                                     Aggregate Principal           Note
                                                                       Amount of Notes        Denomination(s)
                                                                       to be Purchased         and Number(s)
                                                                       ---------------         -------------

         TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY                  $25,000,000            $25,000,000
                                                                                                 (RA - 24)

(1) All payments on account of the above Note numbered RA - 24 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: Boston Safe Deposit Trust
         ABA No.: 011001234
         Credit DDA Account No.:  125261
         Attn: MBS Income, cc1253
         Custody account # TRAF1515002
         FC TOLIC Private

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.18% Series A Senior Notes due June 13,
         2010, PPN 15128@ AF 0" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Custody Operations-Privates
         AEGON USA Investment Management, LLC
         4333 Edgewood Road NE
         Cedar Rapids, Iowa 52499-7013
         United States of America
         Email: paymentnotifications@aegonusa.com

(3) Address for all other communications and notices:

         Chris Pahlke - Private Placements
         AEGON USA Investment Management, LLC
         400 West Market Street, 10th Floor
         Louisville, KY 40202
         United States of America
         Telephone: 502-560-2198
         Facsimile: 502-560-2030

         With a copy to:

         Director of Private Placements
         AEGON USA Investment Management, LLC
         4333 Edgewood Road N.E.
         Cedar Rapids, Iowa 52499-5335
         United States of America
         Telephone: 319-369-2432
         Facsimile: 1-888-652-8024

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 95-1060502

(6)      Original Notes to be sent to:

         A)       A copy of the Note MUST be faxed
                  to Custody Operations-Privates
                  at 888-652-8024 for
                  verification.
         B)       Once the note has been verified,
                  a letter including the Custody
                  Bank Instructions will then be
                  faxed back.
         C)       The FAXED LETTER will contain
                  the Custody vault address where
                  the FAXED LETTER and ORIGINAL
                  note needs to be sent.


                                      SERIES B NOTES


                 PRINCIPAL PURCHASER                                          Series B
                 -------------------

                                                                Aggregate Principal           Note
                                                                  Amount of Notes        Denomination(s)
                                                                  to be Purchased         and Number(s)
                                                                  ---------------         -------------

         AVIVA LIFE INSURANCE COMPANY                               $2,500,000             $2,500,000
                                                                                            (RB - 1)

(1) All payments on account of the above Note numbered RB - 1 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: Mellon Bank (Boston Safe Deposit)
         011001234/BOS SAFE DEP
         DDA#125261
         Cost Center #1253
         Account No.:  AVAF2011412
         For Acct: Aviva Life-Principal Glob Priv
         EG Convertible Securities
         OBI PFGSE (S) B0067948()

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         Aviva Life Insurance Company
         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         Aviva Life Insurance Company
         c/o Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         Aviva Life Insurance Company
         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: MAC & CO.

(5)      Tax Identification No.: 04-2235236

(6)      Original Notes to be sent to:

         Mike Visone
         Mellon Securities Trust Company
         120 Broadway, 13th Floor
         New York, New York 10271
         United States of America
         Telephone:



                     PRINCIPAL PURCHASER                                            Series B
                     -------------------

                                                                  Aggregate Principal         Note
                                                                    Amount of Notes      Denomination(s)
                                                                    to be Purchased       and Number(s)
                                                                    ---------------       -------------

         AVIVA LIFE INSURANCE COMPANY                                  $3,000,000           $3,000,000
                                                                                            (RB - 2)

(1) All payments on account of the above Note numbered RB - 2 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: Mellon Bank (Boston Safe Deposit)
         011001234/BOS SAFE DEP
         DDA#125261
         Cost Center #1253
         Account No.:  AVAF2010522
         For Acct: Aviva Life-Principal Glob Priv
         General Account Deferred TSA
         OBI PFGSE (S) B0067948()

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         Aviva Life Insurance Company
         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         Aviva Life Insurance Company
         c/o Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         Aviva Life Insurance Company
         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: MAC & CO.

(5)      Tax Identification No.: 04-2235236

(6)      Original Notes to be sent to:

         Mike Visone
         Mellon Securities Trust Company
         120 Broadway, 13th Floor
         New York, New York 10271
         United States of America
         Telephone:



                       PRINCIPAL PURCHASER                                            Series B
                       -------------------

                                                                    Aggregate Principal           Note
                                                                      Amount of Notes        Denomination(s)
                                                                      to be Purchased         and Number(s)
                                                                      ---------------         -------------

         GENERAL AMERICAN LIFE INSURANCE COMPANY                        $5,000,000             $5,000,000
                                                                                                (RB - 3)

(1) All payments on account of the above Note numbered RB - 3 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JPMorgan Chase Bank
         ABA No.: 021-000-021
         Account No.:  323-8-90946
         Account Name:  General American Life Insurance Company

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Director
         GENERAL AMERICAN LIFE INSURANCE COMPANY
         c/o Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4250

         AND

         General American Life Insurance Company
         c/o MetLife Investments Limited
         Orion House 11th Floor
         5 Upper St. Martin's Lane
         London WC2H 9EA, England
         Attention:  Investments, Private Placements
         Facsimile:  011-44-20-7632-8101

         With a copy OTHER than with respect to
         deliveries of financial statements to:

         Chief Counsel-Securities Investments (PRIV)
         GENERAL AMERICAN LIFE INSURANCE COMPANY
         c/o Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4338

(3) Address for all other communications and notices:

         Director
         GENERAL AMERICAN LIFE INSURANCE COMPANY
         c/o Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4250

         AND

         General American Life Insurance Company
         c/o MetLife Investments Limited
         Orion House 11th Floor
         5 Upper St. Martin's Lane
         London WC2H 9EA, England
         Attention:  Investments, Private Placements
         Facsimile:  011-44-20-7632-8101

         With a copy OTHER than with respect to
         deliveries of financial statements to:

         Chief Counsel-Securities Investments (PRIV)
         GENERAL AMERICAN LIFE INSURANCE COMPANY
         c/o Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4338

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 43-0285930

(6)      Original Notes to be sent to:

         Kate Kelly, Esq.
         General American Life Insurance Company
         c/o Metropolitan Life Insurance Company
         Securities Investment
         Law Department
         10 Park Avenue
         Morristown, New Jersey 07962
         United States of America




                    PRINCIPAL PURCHASER                                          Series B
                    -------------------

                                                                 Aggregate Principal          Note
                                                                   Amount of Notes        Denomination(s)
                                                                   to be Purchased         and Number(s)
                                                                   ---------------         -------------

         KNIGHTS OF COLUMBUS                                        $10,000,000              $10,000,000
                                                                                             (RB - 4)

(1) All payments on account of the above Note numbered RB - 4 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: BK OF NY/CUST
         ABA No.: 021 000 018
         KNIGHTS OF COLUMBUS DDA #8900300825

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Investment Accounting Department
         Knights of Columbus
         14th Floor
         PO Box 2016
         New Haven, Connecticut 06521-2016
         United States of America

(3) Address for all other communications and notices:

         Investment Department
         Knights of Columbus
         19th Floor
         One Columbus Plaza
         New Haven, Connecticut 06510-3326
         United States of America
         Telephone: (203)-752-4385

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 06-0416470

(6)      Original Notes to be sent to:

         Anthony Paticchio
         Investment Counsel
         Knights of Columbus
         One Columbus Plaza
         New Haven, Connecticut  06510
         United States of America
         Telephone: 203 752 4025
         Facsimile: 203-752-4119



                PRINCIPAL PURCHASER                                                      Series B
                -------------------

                                                                       Aggregate Principal          Note
                                                                         Amount of Notes        Denomination(s)
                                                                         to be Purchased         and Number(s)
                                                                         ---------------         -------------

         METROPOLITAN LIFE INSURANCE COMPANY                                $36,000,000              $36,000,000
                                                                                                     (RB - 5)

(1) All payments on account of the above Note numbered RB - 5 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JPMorgan Chase Bank
         ABA No.: 021-000-021
         Account No.:  002-2-410591
         Account Name:  Metropolitan Life Insurance Company

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Director
         Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4250

         AND

         Metropolitan Life Insurance Company
         c/o MetLife Investments Limited
         Orion House 11th Floor
         5 Upper St. Martin's Lane
         London WC2H 9EA, England
         Attention:  Investments, Private Placements
         Facsimile:  011-44-20-7632-8101

         With a copy OTHER than with respect to
         deliveries of financial statements to:

         Chief Counsel-Securities Investments (PRIV)
         Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4338

(3) Address for all other communications and notices:

         Director
         Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4250

         AND
         Metropolitan Life Insurance Company
         c/o MetLife Investments Limited
         Orion House 11th Floor
         5 Upper St. Martin's Lane
         London WC2H 9EA, England
         Attention:  Investments, Private Placements
         Facsimile:  011-44-20-7632-8101

         With a copy OTHER than with respect to
         deliveries of financial statements to:

         Chief Counsel-Securities Investments (PRIV)
         Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4338

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 13-5581829

(6)      Original Notes to be sent to:

         Kate Kelly, Esq.
         Metropolitan Life Insurance Company
         Securities Investments, Law Department
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America



                   PRINCIPAL PURCHASER                                              Series B
                   -------------------

                                                                  Aggregate Principal           Note
                                                                    Amount of Notes        Denomination(s)
                                                                    to be Purchased         and Number(s)
                                                                    ---------------         -------------

         METROPOLITAN TOWER LIFE INSURANCE COMPANY                     $1,000,000            $1,000,000
                                                                                              (RB - 6)

(1) All payments on account of the above Note numbered RB - 6 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JPMorgan Chase Bank
         ABA No.: 021-000-021
         Account No.:  002-2-403778
         Account Name: Metropolitan Tower Life Insurance Company

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Director
         METROPOLITAN TOWER LIFE INSURANCE COMPANY
         C/o Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4250

         AND

         Metropolitan Tower Life Insurance Company
         c/o MetLife Investments Limited
         Orion House 11th Floor
         5 Upper St. Martin's Lane
         London WC2H 9EA, England
         Attention:  Investments, Private Placements
         Facsimile:  011-44-20-7632-8101

         With a copy OTHER than with respect to
         deliveries of financial statements to:

         Chief Counsel-Securities Investments (PRIV)
         METROPOLITAN TOWER LIFE INSURANCE COMPANY
         C/o Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4338

(3) Address for all other communications and notices:

         Director
         METROPOLITAN TOWER LIFE INSURANCE COMPANY
         C/o Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4250

         AND

         Metropolitan Tower Life Insurance Company
         c/o MetLife Investments Limited
         Orion House 11th Floor
         5 Upper St. Martin's Lane
         London WC2H 9EA, England
         Attention:  Investments, Private Placements
         Facsimile:  011-44-20-7632-8101

         With a copy OTHER than with respect to
         deliveries of financial statements to:

         Chief Counsel-Securities Investments (PRIV)
         METROPOLITAN TOWER LIFE INSURANCE COMPANY
         C/o Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4338

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 13-3114906

(6)      Original Notes to be sent to:

         Kate Kelly, Esq.
         METROPOLITAN TOWER LIFE INSURANCE COMPANY
         C/o Metropolitan Life Insurance Company
         Securities Investments, Law Department
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America



                     PRINCIPAL PURCHASER                                       Series B
                     -------------------

                                                               Aggregate Principal           Note
                                                                 Amount of Notes        Denomination(s)
                                                                 to be Purchased         and Number(s)
                                                                 ---------------         -------------

         NEW ENGLAND LIFE INSURANCE COMPANY                        $8,000,000             $8,000,000
                                                                                          (RB - 7)

(1) All payments on account of the above Note numbered RB - 7 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JPMorgan Chase Bank
         ABA No.: 021-000-021
         Account No.:  910-2-778983
         Account Name: New England Life Insurance Company

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Director
         New England Life Insurance Company
         C/o Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4250

         AND

         New England Life Insurance Company
         c/o MetLife Investments Limited
         Orion House 11th Floor
         5 Upper St. Martin's Lane
         London WC2H 9EA, England
         Attention:  Investments, Private Placements
         Facsimile:  011-44-20-7632-8101

         With a copy OTHER than with respect to
         deliveries of financial statements to:

         Chief Counsel-Securities Investments (PRIV)
         New England Life Insurance Company
         C/o Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4338

(3) Address for all other communications and notices:

         Director
         New England Life Insurance Company
         C/o Metropolitan Life Insurance Company
         Investments, Private Placements
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4250

         AND

         New England Life Insurance Company
         c/o MetLife Investments Limited
         Orion House 11th Floor
         5 Upper St. Martin's Lane
         London WC2H 9EA, England
         Attention:  Investments, Private Placements
         Facsimile:  011-44-20-7632-8101

         With a copy OTHER than with respect to
         deliveries of financial statements to:

         Chief Counsel-Securities Investments (PRIV)
         New England Life Insurance Company
         C/o Metropolitan Life Insurance Company
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America
         Facsimile (973) 355-4338

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 04-2708937

(6)      Original Notes to be sent to:

         Kate Kelly, Esq.
         New England Life Insurance Company
         C/o Metropolitan Life Insurance Company
         Securities Investments, Law Department
         10 Park Avenue
         Morristown, New Jersey 07962-1902
         United States of America



              PRINCIPAL PURCHASER                                                 Series B
              -------------------

                                                                 Aggregate Principal        Note
                                                                   Amount of Notes      Denomination(s)
                                                                   to be Purchased       and Number(s)
                                                                   ---------------       -------------

         NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION           $9,000,000             $9,000,000
                                                                                           (RB - 8)

(1) All payments on account of the above Note numbered RB - 8 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JPMorgan Chase Bank
         New York, New York
         United States of America
         ABA No.: 021-000-021
         General Account No. 323-8-47382
         Credit: New York Life Insurance and Annuity Corporation

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Financial Management
         Securities Operation
         New York Life Insurance and Annuity Corporation
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         2nd Floor
         New York, New York 10010-1603
         United States of America
         Facsimile: (212) 447-4160

         WITH a copy sent electronically to:

         SIGLibrary@nylim.com

(3) Address for all other communications and notices:

         Securities Investment Group
         Private Finance
         New York Life Insurance and Annuity Corporation
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         2nd Floor
         New York, New York 10010-1603
         United States of America
         Facsimile: (212) 447-4122

         WITH a copy sent electronically to:

         SIGLibrary@nylim.com

         AND with a copy of any notices regarding defaults or Events of Default under the operative documents to:

         Office of General Counsel
         Investment Section, Room 1104
         Facsimile: (212) 576-8340

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 13-3044743

(6)      Original Notes to be sent to:

         R. Sharon Gravesande
         Vice President & Assistant General Counsel
         New York Life Investment Management LLC
         51 Madison Avenue
         Room 1104
         New York, New York 10010
         United States of America
         Telephone:  (212) 576-4825
         Facsimile: (212) 576-8340



                     PRINCIPAL PURCHASER                                       Series B
                     -------------------

                                                             Aggregate Principal          Note
                                                               Amount of Notes        Denomination(s)
                                                               to be Purchased         and Number(s)
                                                               ---------------         -------------

         NEW YORK LIFE INSURANCE COMPANY                          $16,000,000          $16,000,000
                                                                                         (RB - 9)

(1) All payments on account of the above Note numbered RB - 9 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JPMorgan Chase Bank
         New York, New York
         United States of America
         ABA No.: 021-000-021
         General Account No. 008-9-00687
         Credit: New York Life Insurance Company

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Financial Management
         Securities Operation
         New York Life Insurance Company
         c/o New York Life Investment Management LLC
         51 Madison Avenue 2nd Floor
         New York, New York 10010-1603
         United States of America
         Facsimile: (212) 447-4160

         WITH a copy sent electronically to:

         SIGLibrary@nylim.com

(3) Address for all other communications and notices:

         Securities Investment Group
         Private Finance
         New York Life Insurance Company
         c/o New York Life Investment Management LLC
         51 Madison Avenue
         2nd Floor
         New York, New York 10010-1603
         United States of America
         Facsimile: (212) 447-4122

         WITH a copy sent electronically to:

         SIGLibrary@nylim.com

         AND with a copy of any notices regarding defaults or Events of Default under the operative documents to:

         Office of General Counsel
         Investment Section, Room 1104
         Facsimile: (212) 576-8340

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 13-5582869

(6)      Original Notes to be sent to:

         R. Sharon Gravesande
         Vice President & Assistant General Counsel
         New York Life Investment Management LLC
         51 Madison Avenue
         Room 1104
         New York, New York 10010
         United States of America
         Telephone:  (212) 576-4825
         Facsimile: (212) 576-8340



              PRINCIPAL PURCHASER                                          Series B
              -------------------

                                                           Aggregate Principal           Note
                                                             Amount of Notes        Denomination(s)
                                                             to be Purchased         and Number(s)
                                                             ---------------         -------------

         PACIFIC LIFE INSURANCE COMPANY                       $5,000,000               $1,000,000
                                                                                       (RB - 10)

                                                                                       $1,000,000
                                                                                       (RB - 11)

                                                                                       $1,000,000
                                                                                       (RB - 12)

                                                                                       $1,000,000
                                                                                       (RB - 13)

                                                                                       $1,000,000
                                                                                       (RB - 14)

(1)      All payments on account of the above
         Notes numbered RB - 10 thru RB - 14 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: Mellon Trust of New England
         ABA No.: 0110-0123-4
         DDA: 125261
         Attn: MBS Income CC: 1253
         Account No.: Pacific Life General Account/PLCF1810132

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Pacific Life Accounting Team
         Mellon Trust
         Three Mellon Bank Center
         AIM# 153-3610
         Pittsburgh, Pennsylvania 15259
         United States of America
         Facsimile: 412-236-7529

         AND

         Securities Administration - Cash Team
         Pacific Life Insurance Company
         700 Newport Center Drive
         Newport Beach, California 92660-6397
         United States of America
         Facsimile: 949-640-4013

(3) Address for all other communications and notices:

         Securities Department
         Pacific Life Insurance Company
         700 Newport Center Drive
         Newport Beach, California 92660-6397
         United States of America
         Facsimile: 949-219-5406

(4) Name of Nominee in which Notes are to be issued: MAC & CO.

(5)      Tax Identification No.: 95-1079000

(6)      Original Notes to be sent to:

         Robert Ferraro
         Mellon Securities Trust Company
         120 Broadway
         13th Floor
         New York, New York 10271
         United States of America
         Telephone: +1 212 374 1918
         A/C Name: Pacific Life General Acct
         A/C #: PLCF1810132



                        PRINCIPAL PURCHASER                                         Series B
                        -------------------

                                                                    Aggregate Principal           Note
                                                                      Amount of Notes        Denomination(s)
                                                                      to be Purchased         and Number(s)
                                                                      ---------------         -------------

         PRINCIPAL LIFE INSURANCE COMPANY                              $5,000,000               $2,500,000
                                                                                                (RB - 15)

                                                                                                $2,000,000
                                                                                                (RB - 16)

                                                                                                $500,000
                                                                                                (RB - 17)

(1)      All payments on account of the above
         Notes numbered RB - 15, RB - 16 and RB-17
         (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: Wells Fargo Bank, N.A.
         San Francisco, California
         United States of America
         ABA No.: 121000248
         Account No.:  0000014752
         For credit to Principal Life Insurance Company
         OBI PFGSE (S) B0067947/67948()

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 42-0127290

(6)      Original Notes to be sent to:

         Jon Heiny
         Principal Life Insurance Company
         711 High Street
         G-24
         Des Moines, Iowa 50392
         United States of America
         Tel.:(515) 246-7522
         Fax: (515) 248-0483



                    PRINCIPAL PURCHASER                                          Series B
                    -------------------

                                                               Aggregate Principal           Note
                                                                 Amount of Notes        Denomination(s)
                                                                 to be Purchased         and Number(s)
                                                                 ---------------         -------------

         RGA REINSURANCE COMPANY                                  $7,500,000               $7,500,000
                                                                                           (RB - 18)

(1) All payments on account of the above Note numbered RB - 18 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021-000-018
         Account No.:  0000303819
         For credit to: RGA Re Private Placements PGI
         OBI PFGSE (S) B0067948()

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         RGA Reinsurance Company
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         RGA Reinsurance Company
         c/o Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         RGA Reinsurance Company
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: HARE & CO.

(5)      Tax Identification No.: 43-1235868

(6)      Original Notes to be sent to:

         Lucille Del Terzo
         The Bank of New York
         One Wall Street - 3rd Floor Window A
         Brooklyn, New York 11217
         United States of America
         Re: RGA Re Private Placements PGI
         Account # 0000303819
         Telephone: 718-315-3543


                  PRINCIPAL PURCHASER                                             Series B
                  -------------------

                                                                  Aggregate Principal          Note
                                                                    Amount of Notes        Denomination(s)
                                                                    to be Purchased         and Number(s)
                                                                    ---------------         -------------

         SYMETRA LIFE INSURANCE COMPANY                                $5,000,000           $5,000,000
                                                                                             (RB -19)

(1) All payments on account of the above Note numbered RB - 19 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: JPMorgan Chase
         ABA No.: 021-000-021
         Account No.:  9009002859
         For Acct: Funds Clearance
         OBI PFGSE (S) B0067948()
         Attn: Symetra Life - BOLI U LIFE #P21163

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         Symetra Life Insurance Company
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         Symetra Life Insurance Company
         c/o Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         Symetra Life Insurance Company
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: CUDD & CO.

(5)      Tax Identification No.: 91-0742147

(6)      Original Notes to be sent to:

         Maribel C. Friend
         White Mountains Advisors LLC
         370 Church Street
         Guilford, Connecticut 06437
         United States of America
         Tel.: 203-458-2380 ext. 41



                     PRINCIPAL PURCHASER                                       Series B
                     -------------------

                                                                Aggregate Principal          Note
                                                                  Amount of Notes        Denomination(s)
                                                                  to be Purchased         and Number(s)
                                                                  ---------------         -------------

         SYMETRA LIFE INSURANCE COMPANY                             $10,000,000              $10,000,000
                                                                                             (RB -20 )

(1) All payments on account of the above Note numbered RB - 20 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021-000-018
         BNF: IOC566
         Account:  Symetra Life LTD Maturity #196
         OBI PFGSE (S) B0067948()
         Attn: P&I Department

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         Symetra Life Insurance Company
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         Symetra Life Insurance Company
         c/o Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         Symetra Life Insurance Company
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: HARE & CO.

(5)      Tax Identification No.: 91-0742147

(6)      Original Notes to be sent to:

         Maribel C. Friend
         White Mountains Advisors LLC
         370 Church Street
         Guilford, Connecticut 06437
         United States of America
         Tel.: 203-458-2380 ext. 41



                               PRINCIPAL PURCHASER                                         Series B
                               -------------------

                                                                         Aggregate Principal           Note
                                                                           Amount of Notes        Denomination(s)
                                                                           to be Purchased          and Number(s)
                                                                           ---------------          -------------

         SYMETRA LIFE INSURANCE COMPANY                                       $8,000,000             $8,000,000
                                                                                                     (RB - 21)

(1) All payments on account of the above Note numbered RB - 21 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: The Bank of New York
         ABA No.: 021-000-018
         BNF: IOC566
         Account:  Symetra Life Retirement Services #197
         OBI PFGSE (S) B0067948()
         Attn: P&I Department

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         Symetra Life Insurance Company
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         Symetra Life Insurance Company
         c/o Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         Symetra Life Insurance Company
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: HARE & CO.

(5)      Tax Identification No.: 91-0742147

(6)      Original Notes to be sent to:

         Maribel C. Friend
         White Mountains Advisors LLC
         370 Church Street
         Guilford, Connecticut 06437
         United States of America
         Tel.: 203-458-2380 ext. 41



                     PRINCIPAL PURCHASER                                           Series B
                     -------------------

                                                                   Aggregate Principal           Note
                                                                     Amount of Notes        Denomination(s)
                                                                     to be Purchased         and Number(s)
                                                                     ---------------         -------------

         TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA         $40,000,000            $40,000,000
                                                                                              (RB - 22)

(1) All payments on account of the above Note numbered RB - 22 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit through the Automated
         Clearing House System to:

         Bank: JPMorgan Chase Bank, N.A.
         ABA No.: 021-000-021
         Account No.:  900-9-000200
         Account Name:  TIAA
         For Further Credit to the Account Number: G07040

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Securities Accounting Division
         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York 10017
         United States of America
         Telephone: (212) 916-4109
         Facsimile: (212) 916-6955

         With a copy to:

         JPMorgan Chase Bank, N.A.
         P.O. Box 35308
         Newark, New Jersey 07101
         United States of America

         Include the name and address of the bank from which such electronic funds transfer was sent.

(3)      Address for all communications and
         notices, including notices with respect
         to payments:

         Fixed Income and Real Estate
         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York 10017
         United States of America
         Telephone:(212) 916-6547 (Lisa Ferraro)
                   (212) 916-4000 (General Number)
         Facsimile:(212) 916-6140

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 13-1624203

(6)      Original Notes to be sent to:

         JPMorgan Chase Bank, N.A.
         4 New York Plaza
         Ground Floor Window
         New York, New York 10004
         United States of America
         For TIAA A/C#G07040




                               PRINCIPAL PURCHASER                                         Series B
                               -------------------

                                                                         Aggregate Principal           Note
                                                                           Amount of Notes        Denomination(s)
                                                                           to be Purchased         and Number(s)
                                                                           ---------------         -------------

         THE BANK OF NEW YORK, AS TRUSTEE FOR THE                            $1,000,000             $1,000,000
         SCOTTISH RE (U.S.), INC. AND SECURITY                                                      (RB - 23)
         LIFE OF DENVER INSURANCE COMPANY SECURITY
         TRUST BY AGREEMENT DATED DECEMBER 31,
         2004

(1) All payments on account of the above Note numbered RB - 23 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: Bank of NYC
         New York, New York
         United States of America
         ABA No.: 021-000-018
         Account:  GLA 111-565
         Account No.: 327696
         Account Name: Scottish RE US/ SLD Sec TR Principal
         OBI PFGSE (S) B0067948()

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Fixed Income Private Placements
         Scottish RE US - Security Life of Denver
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

         and via Email: Privateplacements2@exchange.principal.com

         COPY TO:
         Investment Accounting Fixed Income Securities
         Scottish RE US - Security Life of Denver
         c/o Principal Global Investors, LLC
         711 High Street
         Des Moines, Iowa 50392-0960
         United States of America

(3) Address for all other communications and notices:

         Fixed Income Private Placements
         Scottish RE US - Security Life of Denver
         C/o Principal Global Investors, LLC
         711 High Street, G-26
         Des Moines, Iowa 50392-0800
         United States of America

(4) Name of Nominee in which Notes are to be issued: HARE & CO.

(5)      Tax Identification No.: 23-2038295

(6)      Original Notes to be sent to:

         PHYSICAL DELIVERY
         The Bank of New York
         One Wall St, 3rd Floor
         Incoming Window,
         Trust AC # 327696
         New York, New York 10286
         United States of America



                   PRINCIPAL PURCHASER                                             Series B
                   -------------------

                                                                 Aggregate Principal           Note
                                                                   Amount of Notes        Denomination(s)
                                                                   to be Purchased         and Number(s)
                                                                   ---------------         -------------

         THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY              $20,000,000             $20,000,000
                                                                                             (RB - 24)

(1) All payments on account of the above Note numbered RB - 24 (and any replacement or substitute Notes therefor) shall be made by wire transfer of immediately available funds for credit to:

         Bank: US Bank
               777 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202
               United States of America
         ABA No.: 075000022
         Account No.:  182380324521
         Account Name: Northwestern Mutual Life

         Each such wire transfer shall set forth a reference to "CEMEX ESPANA FINANCE LLC
         5.62% Series B Senior Notes due June 13,
         2015, PPN 15128@ AG 8" and application
         (as among principal, interest and
         Make-Whole Amount) of the payment being
         made.

(2)      Address for all notices relating to
         payments:

         Investment Operations
         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, Wisconsin  53202
         United States of America
         Facsimile:  (414) 625-6998

(3) Address for all other communications and notices:

         Securities Department
         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, Wisconsin  53202
         United States of America
         Facsimile: (414) 665-7124

(4) Name of Nominee in which Notes are to be issued: NONE

(5)      Tax Identification No.: 39-0509570

(6)      Original Notes to be sent to:

         Anthony C. Marino
         Assistant General Counsel
         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, Wisconsin 53202
         United States of America


                                                                     SCHEDULE B


                                 DEFINED TERMS
                                 -------------

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Additional Payment" is defined in Section 14.3(b)U; when used herein with respect to any Guarantor, such term shall have the meaning assigned thereto in the Note Guarantee.

         "Adjusted EBITDA" means, for any Relevant Period, the sum of (a) EBITDA and (b) with respect to any business acquired during such period, the sum of (i) the operating income and (ii) depreciation and amortization expense for such business for such period, as determined in accordance with Spanish GAAP for such Relevant Period less (c) with respect to any business disposed of during such period, the sum of (i) the operating income and (ii) depreciation and amortization expense for such business for such period, as determined in accordance with Spanish GAAP for such Relevant Period; provided that Cemex Espana need only make the adjustments contemplated by clause (b) and/or (c) above if the Adjusted EBITDA that would result therefrom would differ from EBITDA by (euro)10,000,000 or more.

         "Affiliate" means, at any time, (a) with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and (b) with respect to Cemex Espana any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of Cemex Espana or any Subsidiary or any Person of which Cemex Espana and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of Cemex Espana.

         "Agreement" is defined in the introduction hereto.

         "Anti-Terrorism Order" means Executive Order 13,224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49,079 (2001), as amended).

         "Asia Fund" means Cemex Asia Holdings Ltd. or any other vehicles used by Cemex Espana or any Subsidiary to invest, or finance investments already made, in companies involved in or assets dedicated to the cement, concrete or aggregates business in Asia in both cases, such company or vehicle, as applicable, with committed third parties with minority interests other than Cemex Espana and its Subsidiaries or Cemex and its Subsidiaries and with Cemex Espana maintaining control of its management.

         "Business Day" means (a) for the purposes of Section 8.8U only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Madrid, Spain or New York City are required or authorized to be closed.

         "Capital Lease" means any lease that is capitalized on a balance sheet prepared in accordance with Spanish GAAP.

         "Capital Stock" means, with respect to any Person, capital stock or share capital or other ownership interests in such Person substantially similar to capital stock or share capital, whether or not called "capital stock" or "share capital" under the laws of (or in business terminology commonly used in) the jurisdiction where such Person is organized or conducts its primary business.

         "Cemex" means CEMEX, S.A. de C.V., a stock corporation organized under the laws of the United Mexican States.

         "Cemex Espana" means (a) Cemex Espana, S.A., a corporation organized under the laws of the Kingdom of Spain, and (b) any Person that, as a result of a combination, merger or asset transfer permitted by Section 10.2, assumes the obligations of Cemex Espana under the Note Guarantee and this Agreement.

         "Change in Control" means that Cemex ceases to (a) be entitled to (whether by way of ownership of shares, proxy, contract, agency or otherwise)
(i) cast, or control the casting of, at least 51% of the maximum number of votes that might be cast at a general meeting of Cemex Espana, (ii) appoint or remove all, or the majority, of the directors or other equivalent officers of Cemex Espana or (iii) give directions with respect to the operating and financial policies of Cemex Espana which the directors or other equivalent officers of Cemex Espana are obliged to comply with or (b) hold at least 51% of the common shares in Cemex Espana.

         "Closing" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" means Cemex Espana Finance LLC, a limited liability company organized under the laws of Delaware.

         "Confidential Information" is defined in Section 20.

         "Consolidated Net Worth" means, at any date, the sum of the consolidated shareholders' equity plus minority interests of Cemex Espana and its Subsidiaries in accordance with Spanish GAAP.

         "Consolidated Total Assets" means, at any time, the total assets of Cemex Espana and its Subsidiaries, as determined in accordance with Spanish GAAP by reference to the most recent financial statements supplied by Cemex Espana pursuant to Section 7.1(a) or 7.1(b), provided that such financial statements shall be adjusted to reflect the acquisition or disposition of any Subsidiary that has occurred since the date of such financial statements but prior to or on the date of calculation.

         "Control Prepayment Date" is defined in Section 8.9(a).

         "Default" means an event or condition the occurrence or existence of which if it continues uncured would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means, with respect to any Note, that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its "base" or "prime" rate.

         "Department of the Treasury Rule" means Blocked Persons, Specially Designated Nationals, Specifically Designated Terrorists, Foreign Terrorist Organizations, and Specially Designated Narcotics Traffickers: Additional Designations of Terrorism-Related Blocked Persons, 66 Fed. Reg. 54,404 (2001).

         "Disposition Prepayment Date" is defined in Section 8.4.

         "Dollar" and the sign "$" mean lawful currency of the United States of America.

         "EBITDA" means, for the Relevant Period immediately preceding the date on which it is to be calculated, operating profit plus annual depreciation for fixed assets plus annual amortization of intangible assets plus annual amortization of start-up costs of Cemex Espana and its Subsidiaries plus dividends received from non-consolidated companies, plus an amount equal to the amount of Cemex Capital Contributions made during such period immediately preceding the date on which it is to be calculated (up to an amount equal to the amount of Royalty Expenses made in such period). Such calculation shall be made in accordance with Spanish GAAP, where:

                  "Cemex Capital Contributions" means contributions in cash to the capital of Cemex Espana by Cemex or by any of its Subsidiaries not being a Subsidiary of Cemex Espana made after January 1, 2002.

                  "Intellectual Property Rights" means all copyrights (including rights in computer software), trade marks, service marks, business names, patents, rights in inventions, registered designs, design rights, database rights and similar rights, rights in trade secrets or other confidential information and any other intellectual property rights and any interests (including by way of license) in any of the foregoing (in each case whether registered or not and including all applications for the same) which may subsist in any given jurisdiction.

                  "Royalty Expenses" means expenses incurred by Cemex Espana or any of its Subsidiaries to Cemex or any of its Subsidiaries not being a Subsidiary of Cemex Espana as (a) consideration for the granting to Cemex Espana or any Subsidiary of a license to use, exploit and enjoy Intellectual Property Rights and any other intangible assets such as, but not limited to, know-how, formulae, process technology and other forms of intellectual and industrial property, whether or not registered, held by Cemex or any of its Subsidiaries not being a Subsidiary of Cemex Espana; or (b) fees, commissions or other amounts accrued in respect of any management contract, services contract, overhead expenses allocation arrangement or any other similar transaction; provided that in clauses (a) and (b) such amounts shall have been taken into consideration in the calculation of operating profit under Spanish GAAP.

         "Environmental Laws" means any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with Cemex Espana under section 414 of the Code.

         "EU" means the European Union.

         "euro" or "(euro)" means the single currency of participating member states of the EU.

         "Event of Default" is defined in Section 11.

         "Excess Asset Disposition" is defined in Section 10.4.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Disposition" is defined in Section 10.4.

         "Excluded Subsidiary Guarantor" means any of the Subsidiaries that are Guarantors when the Note Guarantee is initially delivered; provided that any other Subsidiary that is a Guarantor shall be treated as an Excluded Subsidiary Guarantor for purposes of this Agreement if legal opinions and other evidence are delivered to the holders of Notes sufficient to establish to the reasonable satisfaction of the Required Holders and their legal advisers that the obligations of such Guarantor under the Note Guarantee ranks and will continue to rank at least pari passu with all other unsecured and unsubordinated Financial Indebtedness of such Guarantor, including in a bankruptcy or insolvency proceeding.

         "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "Finance Charges" means, for any period, the sum (without duplication) of (a) all interest expense in respect of Financial Indebtedness (including imputed interest on Capital Leases) for such period plus (b) all debt discount and expense (including, without limitation, expenses relating to the issuance of instruments representing Financial Indebtedness) amortized during such period plus (c) amortization of discounts on sales of receivables during such period plus (d) all factoring charges for such period plus (e) all guarantee charges for such period plus (f) any charges analogous to the foregoing relating to Off-Balance-Sheet Transactions for such period, all determined on a consolidated basis in accordance with Spanish GAAP.

         "Financial Indebtedness" means, without duplication, any indebtedness for or in respect of:

         (a) moneys borrowed (including, but not limited to, any amount raised by acceptance under any acceptance credit facility and receivables sold or discounted on a recourse basis (it being understood that Permitted Securitizations shall be deemed not to be on a recourse basis));

         (b) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

         (c) the amount of any liability in respect of any lease or hire purchase contract that would, in accordance with Spanish GAAP, be treated as a Capital Lease;

         (d) deferred purchase price of assets or the deferred payment of services, except trade accounts payable in the ordinary course of business;

         (e) obligations of a Person under repurchase agreements for the stock issued by such person or another Person;

         (f) obligations of a Person with respect to product invoices incurred in connection with exporting financing;

         (g) all Financial Indebtedness of others secured by a Lien on any asset of a Person, regardless of whether such Financial Indebtedness is assumed by such person in an amount equal to the lower of (i) the net book value of such asset and (ii) the amount secured thereby; and

         (h) Guaranties of Financial Indebtedness of other Persons.

         "Financing Documents" mean this Agreement, the Notes and the Note Guarantee.

         "Foreign Pension Plan" means any plan, fund or similar program (a) established or maintained outside the United States of America by any one or more of Cemex Espana and its Subsidiaries primarily for the benefit of employees (substantially all of whom are Persons not residing in the United States of America) of one or more of Cemex Espana and its Subsidiaries, which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement and (b) not otherwise subject to ERISA.

         "GAAP" means, in relation to an Obligor, the generally accepted accounting principles applicable to it in the country of its organization from time to time.

         "Governmental Authority" means

         (a) the government of

                  (i) the Kingdom of Spain, The Netherlands, the United States of America or any State or other political subdivision thereof, or

                  (ii) any jurisdiction in which Cemex Espana or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of Cemex Espana or any Subsidiary or

         (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guarantor" means (a) each of (i) Cemex Espana, (ii) Cemex Caracas Investments B.V., a limited liability company organized under the laws of The Netherlands, (iii) Cemex Caracas II Investments B.V., a limited liability company organized under the laws of The Netherlands, (iv) Cemex Egyptian Investments B.V., a limited liability company organized under the laws of The Netherlands, (v) Cemex Manila Investments B.V., a limited liability company organized under the laws of The Netherlands, (vi) Cemex American Holdings B.V., a limited liability company organized under the laws of The Netherlands, and
(vii) Cemex Shipping B.V., a limited liability company organized under the laws of The Netherlands, (b) any Person that, as a result of a consolidation, merger or asset transfer permitted by Section 10.2, assumes the obligations of a Person described in clause (a) above under the Note Guarantee and (if applicable) this Agreement and (c) any other Person that executes a joinder of the Note Guarantee from time to time; provided that any of the foregoing Persons may cease to be a Guarantor as provided in Section 10.2(a).

         "Guaranty" means any guaranty or indemnity (in the case of the latter for any specified amount or otherwise in the amount specified in or for which provision has been made in the accounts of the indemnifier) in any form made other than in the ordinary course of business of the guarantor.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 13.1.

         "Holding Company" means, in relation to a company or a corporation, a company or corporation in respect of which the first company or corporation is a Subsidiary.

         "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than $5,000,000 of the aggregate principal amount of the Notes then outstanding and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person.

         "Long-Term Indebtedness" means Financial Indebtedness the maturity of which is more than one year after the date on which it was incurred.

         "Make-Whole Amount" is defined in Section 8.8.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of Cemex Espana and its Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of Cemex Espana and its Subsidiaries taken as a whole, (b) the ability of Cemex Espana or the Company to perform its obligations under this Agreement and the other Financing Documents or (c) the validity or enforceability of this Agreement or any other Financing Document.

         "Material Subsidiary" means those Persons identified as such in
Schedule 5.4 and any other Subsidiary of Cemex Espana which, at any time after the date hereof:

                           (i) has total assets representing 5% or more of the
                  total Consolidated Total Assets; and/or

                           (ii) has revenues representing 5% or more of the
                  consolidated net turnover of Cemex Espana and its Subsidiaries.

in each case calculated on a consolidated basis and any Holding Company of any such Subsidiary (unless such company is a Guarantor hereunder).

         Compliance with the conditions set out in clauses (i) and (ii) shall be determined by reference to the most recent financial statements supplied by Cemex Espana pursuant to Section 7.1(a) or 7.1(b).

         "Memorandum" is defined in Section 5.3.

         "Moody's" means Moody's Investor Services Inc.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "Net Borrowings" means, at any time, the remainder of (a) Total Borrowings at such time less (b) the aggregate amount of the following items held by Cemex Espana and its Subsidiaries at such time: cash on hand, any fixed-rate or floating-rate marketable debt security that is rated A or better by S&P or A2 or better by Moody's, commercial paper that is rated A-2 or better by S&P or P-2 or better by Moody's, investments in money market funds, banker's acceptances, short-term deposits and other liquid investments.

         "Net Proceeds Amount" means, with respect to any sale or transfer of property by any Person, an amount equal to (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such sale or transfer) received by such Person in respect of such sale, minus (b) the sum of (i) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such sale or transfer, (ii) taxes paid or reasonably estimated by such Person to be payable as a result thereof, (iii) amounts required to be applied to the repayment of any Financial Indebtedness secured by a Lien on the asset subject to such sale or transfer, (iv) appropriate amounts to be provided by such Person as a reserve against any liabilities associated with the assets sold or transferred in such sale or disposition and retained by such Person after such sale or disposition, including pension and other post-employment benefit liabilities and liabilities related to environmental matters and liabilities under any indemnification obligation associated with the assets sold or disposed of in such sale or transfer and (v) amounts applied to the acquisition of assets as contemplated by Section 10.4(2) within one year of such sale or transfer.

         "Note Guarantee" means a Note Guarantee to be entered into by Cemex Espana and the other Guarantors in favor of the holders of Notes, as amended, modified or supplemented from time to time.

         "Notes" is defined in Section 1.

         "Obligor" means the Company, Cemex Espana and each other Guarantor.

         "Off-Balance-Sheet Transactions" means any present or future financing transaction not reflected as indebtedness on the consolidated balance sheet of Cemex Espana, but being structured in a way that may result in payment obligations by Cemex Espana and its Subsidiaries for credit-related losses, excluding any financing transaction in the form of:

                  (a) interest rate and currency exchange rate hedging agreements to hedge risks arising in the normal course of business;

                  (b) transactions containing potential payments by Cemex Espana and its Subsidiaries (e.g., via a put-option agreement or similar structures) under which payments are incapable of being triggered until June 15, 2015; or

                  (c) any supply arrangement or equipment lease in respect of energy or raw material sourcing containing contingent obligations to directly or indirectly purchase (including through the purchase of shares or other equity participation) the underlying operations or assets up to an aggregate maximum of $100,000,000.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of Cemex Espana or of an officer of the manager of the Company whose responsibilities extend to the subject matter of such certificate.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Permitted Lien" is defined in Section 10.3(a).

         "Permitted Securitization" means a sale, transfer or other securitization of receivables and related assets by Cemex Espana or its Subsidiaries, including a sale at a discount, provided that (i) such receivables have been transferred, directly or indirectly, by the originator thereof to a Special Purpose Vehicle in a manner that satisfies the requirements for an absolute conveyance, and not merely a pledge, under the laws of the jurisdiction in which such originator is organized, (ii) such Special Purpose Vehicle issues notes, certificates or other obligations which are to be repaid from collections and other proceeds of such receivables and
(iii) except for customary representations, warranties and covenants, holders of such obligations of such Special Purpose Vehicle do not have recourse to Cemex Espana or its Subsidiaries (other than a Special Purpose Vehicle) for credit-related losses on such receivables.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is subject to Title IV of ERISA and that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by Cemex Espana or any ERISA Affiliate or with respect to which Cemex Espana or any ERISA Affiliate may have any liability, but excluding any Foreign Pension Plan.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Priority Indebtedness" means, at any time and without duplication,
(i) Financial Indebtedness of Subsidiaries (other than Excluded Subsidiary Guarantors and the Company), excluding Financial Indebtedness of the type described in Uclauses (a)U through U(h)U of Section 10.6U and (ii) Financial Indebtedness secured by Liens on the assets of Cemex Espana or its Subsidiaries, other than Financial Indebtedness secured by Liens described in clauses (i) through (x) of Section 10.3(a).

         "Pro Rata Amount", for any Note at any time with respect to any payment of Senior Debt in connection with a Substantial Asset Disposition, means an amount equal to the product of (x) an amount equal to the Net Proceeds Amount of such Substantial Asset Disposition being applied to the payment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Debt of Cemex Espana and its Subsidiaries.

         "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "PTE" is defined in Section 6.2.

         "Purchasers" means the purchasers of the Notes named on Schedule A to this Agreement.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Related Taxes" is defined in Section 14.3(a).

         "Relevant Period" means each period of twelve months ending on the last day of the second quarter of Cemex Espana's fiscal year and each period of twelve months ending on the last day of Cemex Espana's fiscal year.

         "Required Holders" means, at any time, the holders of more than 50% of the aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company, Cemex Espana or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of Cemex Espana with responsibility for the administration of the relevant portion of this Agreement.

         "Rolling Basis" means the calculation of a ratio or an amount made with respect to a Relevant Period in respect to the twelve immediately preceding months ending on the last day of such Relevant Period.

         "S&P" means Standard and Poor's Ratings Group.

         "Section 8.4 Notice" is defined in Section 8.4.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Debt" means all Financial Indebtedness of Cemex Espana and its Subsidiaries including interest thereon, whether outstanding on the Closing date or thereafter incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are subordinated in right of payment to the Notes or to the Note Guarantee; provided that "Senior Debt" shall not include (1) any obligation of Cemex Espana or the Company to any Subsidiary or of any Subsidiary to another Subsidiary, (2) any liability for Federal, state, local or other taxes or (3) any accounts payable to trade creditors in the ordinary course of business.

         "Senior Financial Officer" means the Financing Director or the Treasurer of Cemex Espana or any other person authorized by the Board of Directors of Cemex Espana to act on behalf of Cemex Espana.

         "Series A Notes" is defined in Section 1.

         "Series B Notes" is defined in Section 1.

         "Short-Term Indebtedness" means Financial Indebtedness the maturity of which is less than or equal to one year after the date on which it was incurred.

         "Source" is defined in Section 6.2.

         "Spanish GAAP" means accounting principles generally accepted in Spain from time to time.

         "Special Purpose Vehicle" means a trust, limited liability company, partnership or other special purpose Person established to implement a securitization of receivables, provided that the business of such Person is limited to acquiring, servicing and funding receivables and related assets and activities incidental thereto.

         "Stake" means a number of shares in a Subsidiary held by Cemex Espana or held by another Subsidiary, the disposal of which would cause the first such Person to cease to be a Subsidiary of the second such Person.

         "Subordinated Debt" means debt granted by Cemex or any of its Subsidiaries other than Cemex Espana or one of its Subsidiaries to Cemex Espana or any of its Subsidiaries on terms such that no payments of principal may be made thereunder (including but not limited to following any winding up, suspension de pagos or quiebra or other like event of Cemex Espana) until all Notes have been paid in full.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of Cemex Espana.

         "Substantial Asset Disposition" is defined in Section 10.4.

         "SVO" means the Securities Valuation Office of the National Association of Insurance Commissioners, or any successor thereto.

         "Tax Prepayment Date" is defined in Section 8.3.

         "Tax Prepayment Notice" is defined in Section 8.3.

         "Taxing Jurisdiction" is defined in Section 14.3(a).

         "Total Borrowings" means, with respect to Cemex Espana and its Subsidiaries, without duplication and determined on a consolidated basis, all Guaranties of Financial Indebtedness granted by such Person, plus all Off-Balance-Sheet Transactions entered into by Cemex Espana and its Subsidiaries, plus all Financial Indebtedness of Cemex Espana and its Subsidiaries, but excluding any Subordinated Debt.

         "USA Patriot Act" means, United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "Voting Stock" means, with respect to any corporation, any Capital Stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes shall have or might have voting powers by reason of the happening of any contingency).

                                  SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE



Since the date of the financial statements of Cemex Espana and its Subsidiaries delivered to each Purchaser pursuant to Section 5.5 and listed on Schedule 5.5 to this Agreement, Cemex Espana completed the acquisition of RMC Group Limited on March 1, 2005.

                                  SCHEDULE 5.3

                             DISCLOSURE EXCEPTIONS


None.

                                  SCHEDULE 5.4
        SUBSIDIARIES (INCLUDING IDENTIFICATION OF MATERIAL SUBSIDIARIES)


As of April30, 2005


----------------------------------------------------- --------------------------- ---------------------------
                                                        PLACE OF INCORPORATION     APPROXIMATE SHAREHOLDING
COMPANY'S NAME                                                                          PARTICIPATION
----------------------------------------------------- --------------------------- ---------------------------

----------------------------------------------------- --------------------------- ---------------------------
ALTAIR (INDIA) PRIVATE LIMITED                        India                       100%
----------------------------------------------------- --------------------------- ---------------------------
APO CEMENT CORPORATION                                Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
APO LAND & QUARRY CORPORATION                         Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
ARICEMEX, S.A.                                        Spain                       100%
----------------------------------------------------- --------------------------- ---------------------------
ASSIUT CEMENT COMPANY                                 Egypt                       80%
----------------------------------------------------- --------------------------- ---------------------------
AYFER TEKSTIL LTD. STI.                               Turkey                      100%
----------------------------------------------------- --------------------------- ---------------------------
BEDROCK HOLDINGS, INC.                                Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
C.A. VENCEMOS                                         Venezuela                   100%
----------------------------------------------------- --------------------------- ---------------------------
CANADIAN MEDUSA CEMENT LIMITED                        Ontario                     100%
----------------------------------------------------- --------------------------- ---------------------------
CARIBBEAN FUNDING LLC                                 Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CECAR INC.                                            Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
CEMAR INC.                                            Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
CEMENT TRANSIT COMPANY                                Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMENTIFICIO DI MONTALTO SPA                          Italy                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMENTILCE SRL                                        Italy                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMENTO BAYANO, S.A.                                  Panama                      99%
----------------------------------------------------- --------------------------- ---------------------------
CEMENTOS NACIONALES, S.A.                             Dominican Republic          100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX (CAMBODIA) CO. LTD.                             Cambodia                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX (THAILAND) CO. LTD.                             Thailand                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX ADMINISTRACIONES LTDA.                          Colombia                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX ASIA HOLDINGS  LTD.                             Singapore                   99%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX ASIA PACIFIC INVESTMENTS B.V.                   Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX ASIA PTE. LTD.                                  Singapore                   100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX ASIAN INVESTMENTS N.V.                          Netherlands Antilles        100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX BETON, S.A.S.                                   France                      100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CALIFORNIA CEMENT LLC                           Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CAPITAL DE COLOMBIA, S.A.                       Colombia                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CARACAS II INVESTMENTS B.V.                     Netherlands                 100% (G)
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CARACAS INVESTMENTS  B.V.                       Netherlands                 100% (G)
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CARIBE II INVESTMENTS B.V.                      Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CEMENT (BANGLADESH) LIMITED                     Bangladesh                  100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CEMENT OF TEXAS, L.P.                           Texas                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CEMENT, INC.                                    Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CHILE INVESTMENTS B.V.                          Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX COLOMBIA, S.A.                                  Colombia                    99%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CONCRETE HOLDINGS, LLC                          Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CONCRETOS DE COLOMBIA, S.A.                     Colombia                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CONCRETOS, S.A.                                 Panama                      100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CONSTRUCTION MATERIALS, L.P.                    Texas                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX CORP.                                           Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX (COSTA RICA), S.A.                              Costa Rica                  99%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX EGYPT FOR DISTRIBUTION COMPANY                  Egypt                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX EGYPT FOR SERVICES                              Egypt                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX EGYPTIAN INVESTMENTS B.V.                       Netherlands                 100% (G)
----------------------------------------------------- --------------------------- ---------------------------
CEMEX ENVIRONMENTAL LLC                               Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX ESPANA FINANCE LLC                              Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX ESPANA INTERNATIONAL CAPITAL LLC                Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX FINANCE EUROPE B.V.                             Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX FINANCE, INC.                                   Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX FOUNDATION                                      Ohio                        100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX GLOBAL INVESTMENTS B.V.                         Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX GRANULATS, SAS                                  France                      100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX HOLDINGS INC.                                   Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX HUNGARY KFT                                     Hungary                     100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX INDONESIA INVESTMENTS B.V.                      Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX INTERNATIONAL CAPITAL LLC                       Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX INVESTMENTS AKTIENGESELLSCHAFT                  Liechtenstein               100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX INVESTMENTS, INC.                               Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX LAND COMPANY                                    Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX LEASING, INC.                                   Arizona                     100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX MANAGEMENT, INC.                                Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX MANILA INVESTMENTS B.V.                         Netherlands                 100% (G)
----------------------------------------------------- --------------------------- ---------------------------
CEMEX NETHERLANDS, B.V.                               Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX NICARAGUA, S.A.                                 Nicaragua                   98%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX NY CORPORATION                                  Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX PACIFIC COAST CEMENT CORPORATION                Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX PUERTO RICO, INC.                               Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX READY MIX LLKHARASANAH EL-JHAZAA                Egypt                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX SIERRA INVESTMENTS B.V.                         Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX SIX INVESTMENTS B.V.                            Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX SMI HOLDINGS LLC                                Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX STRATEGIC PHILIPPINES INC.                      Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX TEN INVESTMENTS B.V.                            Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX TRADING EUROPE, S.A.                            Spain                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX TRANSPORTES DE COLOMBIA, S.A.                   Colombia                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX TRUCKING, INC.                                  California                  100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX VENEZUELA, S.A.C.A.                             Venezuela                   76%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX VENTURES, INC.                                  Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX, INC.                                           Louisiana                   100%
----------------------------------------------------- --------------------------- ---------------------------
CENTRAL DE MEZCLAS, S.A.                              Colombia                    100%
----------------------------------------------------- --------------------------- ---------------------------
CETACEA INVESTMENTS LIMITED                           Trinidad & Tobago           100%
----------------------------------------------------- --------------------------- ---------------------------
CETRA INC.                                            Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
COMERCIALIZADORA FERREX, C.A.                         Venezuela                   100%
----------------------------------------------------- --------------------------- ---------------------------
CONOMITA, S.A.                                        Venezuela                   100%
----------------------------------------------------- --------------------------- ---------------------------
CONSTRUCCIONES E INVERSIONES DIAMANTE LTDA.           Colombia                    100%
----------------------------------------------------- --------------------------- ---------------------------
CONSTRUCTION FUNDING CORPORATION                      Ireland                     100%
----------------------------------------------------- --------------------------- ---------------------------
CX (THAILAND) LIMITED                                 Thailand                    100%
----------------------------------------------------- --------------------------- ---------------------------
DESARROLLOS MULTIPLES INSULARES, INC.                 Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
DIAMANTE TRANSPORTES LIMITADA (IN LIQUIDATION)        Colombia                    100%
----------------------------------------------------- --------------------------- ---------------------------
DISTRIBUIDORA DE CEMENTO, S.A.                        Panama                      100%
----------------------------------------------------- --------------------------- ---------------------------
EDGEWATER VENTURES CORPORATION                        Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
ENTREPRISES PASTORELLO TRAVAUX ROUTIERS, SAS          France                      100%
----------------------------------------------------- --------------------------- ---------------------------
ESPARTANA SHIPPING CO.                                Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
FLORIDA LIME CORPORATION                              Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
GANDALF HOLDINGS CORPORATION                          Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
GESTION FRANCAZAL ENTREPRISES, SAS                    France                      100%
----------------------------------------------------- --------------------------- ---------------------------
GOOD ASSETS LIMITED                                   Thailand                    100%
----------------------------------------------------- --------------------------- ---------------------------
GRANINTRA, S.A.                                       Spain                       100%
----------------------------------------------------- --------------------------- ---------------------------
GULF COAST PORTLAND CEMENT CO.                        Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
HORMICEMEX, S.A.                                      Spain                       100%
----------------------------------------------------- --------------------------- ---------------------------
HORMISOL CANARIAS, S.A.                               Spain                       100%
----------------------------------------------------- --------------------------- ---------------------------
IMPORTADORA CANARIA DE ARIDOS, S.L.                   Spain                       100%
----------------------------------------------------- --------------------------- ---------------------------
INDEPENDIENTE SHIPPING CO.                            Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
INDUSTRIAS E INVERSIONES SAMPER, S.A. (IN             Colombia                    98%
LIQUIDATION)
----------------------------------------------------- --------------------------- ---------------------------
INMOBILIARIA VALLE DOS C.A.                           Venezuela                   100%
----------------------------------------------------- --------------------------- ---------------------------
INMOBILIARIA Y ARRENDAMIENTO BAYANO, S.A.             Panama                      100%
----------------------------------------------------- --------------------------- ---------------------------
ISLAND QUARRY AND AGGREGATES CORP.                    Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
KOSMOS CEMENT COMPANY                                 Kentucky                    75%
----------------------------------------------------- --------------------------- ---------------------------
LAI LIMITED                                           Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
LATINASIAN INVESTMENTS PTE. LTD.                      Singapore                   100%
----------------------------------------------------- --------------------------- ---------------------------
LIMESTONE MATERIALS, INC.                             Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
LOMAS DEL TEMPISQUE, S.R.L.                           Costa Rica                  100%
----------------------------------------------------- --------------------------- ---------------------------
LOTHLORIEN HOLDINGS CORPORATION                       Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
MACORIS INVESTMENTS                                   Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
MEXAM TRADE, INC.                                     Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
MILTON INTERNATIONAL CORP.                            Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
MOJAVE NORTHERN RAILROAD COMPANY                      California                  100%
----------------------------------------------------- --------------------------- ---------------------------
NORTH TRANSPORT, INC.                                 Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
OCCITAN INVESTMENTS B.V.                              Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
PACIFIC ASSETS N.V.                                   Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
PANAMA PACIFIC INVESTMENTS B.V.                       Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
PARMA CEMENTI SPA                                     Italy                       70%
----------------------------------------------------- --------------------------- ---------------------------
PCG HOLDINGS, INC                                     Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
PETROLEUM COKE GRINDING, INC.                         Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
POLY BAGS AND PACKAGING, INC.                         Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
PONCE CAPITAL CORPORATION                             Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
PONCE EQUIPMENT AND MAINTENANCE COMPANY               Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
PT BINTANG POLINDO PERKASA                            Indonesia                   95%
----------------------------------------------------- --------------------------- ---------------------------
PT CEMEX INDONESIA                                    Indonesia                   100%
----------------------------------------------------- --------------------------- ---------------------------
PUERTO RICAN CEMENT COMPANY, INC.                     Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
PUERTO RICO FINANCE LLC                               Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
READY MIX CONCRETE, INC.                              Puerto Rico                 100%
----------------------------------------------------- --------------------------- ---------------------------
RIVENDELL HOLDINGS CORPORATION                        Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
RODNEY H. GREENWAY, INC.                              Georgia                     100%
----------------------------------------------------- --------------------------- ---------------------------
SANDSTONE STRATEGIC HOLDINGS, INC.                    Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
SERVICRETO LTDA.                                      Colombia                    70%
----------------------------------------------------- --------------------------- ---------------------------
SHIRE HOLDINGS CORPORATION                            Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
SIERRA TRADING                                        Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
SOLID CEMENT CORP.                                    Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
SUNBELT CEMENT HOLDINGS, INC.                         Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
SUNBELT INVESTMENTS INC.                              Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
SUNBULK SHIPPING N.V.                                 Netherlands Antilles        100%
----------------------------------------------------- --------------------------- ---------------------------
TOULOUSE MIDI PYRENNEES ENROBES, S.A.                 France                      57%
----------------------------------------------------- --------------------------- ---------------------------
TRANSENERGY, INC.                                     Texas                       100%
----------------------------------------------------- --------------------------- ---------------------------
TRANSPORTES SAN PEDRO, S.A.                           Dominican Republic          99%
----------------------------------------------------- --------------------------- ---------------------------
TRICAP INVESTMENTS I-A, LLC                           Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
TRICAP OPTION FUND A, LLC                             Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
TRIPLE DIME HOLDINGS INC.                             Philippines                 100%
----------------------------------------------------- --------------------------- ---------------------------
TUNWOO CO. LTD                                        Taiwan                      100%
----------------------------------------------------- --------------------------- ---------------------------
UCIM, A.S.                                            Turkey                      100%
----------------------------------------------------- --------------------------- ---------------------------
VALCEM INTERNATIONAL B.V.                             Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
VALENCIANA DENMARK APS                                Denmark                     100%
----------------------------------------------------- --------------------------- ---------------------------
VENCEMENT INVESTMENTS                                 Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
VENMARCA OCCIDENTE, C.A.                              Venezuela                   100%
----------------------------------------------------- --------------------------- ---------------------------
VOGAN INVESTMENTS                                     Cayman Islands              100%
----------------------------------------------------- --------------------------- ---------------------------
WESTERN RAIL ROAD COMPANY                             Texas                       100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX LUXEMBOURG HOLDINGS S.A.R.L.                    Luxembourg                  100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX UK LIMITED                                      United Kingdom              100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX INVESTMENTS AFRICA AND MIDDLE EAST APS          Denmark                     100%
----------------------------------------------------- --------------------------- ---------------------------
NEW CARIBBEAN HOLDINGS B.V.                           Netherlands                 100%
----------------------------------------------------- --------------------------- ---------------------------
EXTRACCIONES DEL PACIFICO, S.A.                       Panama                      100%
----------------------------------------------------- --------------------------- ---------------------------
CANTERA EL CERRO, S.A.                                Panama                      100%
----------------------------------------------------- --------------------------- ---------------------------
VILLAMARTIN OVERSEAS LIMITED                          BVI                         100%
----------------------------------------------------- --------------------------- ---------------------------
BERSAL, S.A.                                          Dominican Republic          100%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX GLOBAL SOURCING, INC.                           Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
WIND ACQUISITION CORP. I                              Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
WIND ACQUISITION CORP. II                             Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
WIND ACQUISITION CORP III                             Delaware                    100%
----------------------------------------------------- --------------------------- ---------------------------
CEMENTICE PARMA SRL                                   Italy                       100%
----------------------------------------------------- --------------------------- ---------------------------
OPERACIONES CONCRETAS LIMITADA                        Colombia                    100%
----------------------------------------------------- --------------------------- ---------------------------
HORMIGONES AUTOL, S.A.                                Spain                       50.02%
----------------------------------------------------- --------------------------- ---------------------------
CEMEX SHIPPING B.V.                                   Netherlands                 100% (G)
----------------------------------------------------- --------------------------- ---------------------------
CEMEX AMERICAN HOLDINGS B.V.                          Netherlands                 100% (G)
----------------------------------------------------- --------------------------- ---------------------------


*   In Bold, material subsidiaries as of December 31, 2004
(G) In Bold, Guarantor

As of March 31, 2005

BOARD OF DIRECTORS OF CEMEX ESPANA
----------------------------------

LORENZO H. ZAMBRANO TREVINO
JOSE LUIS SAENZ DE MIERA ALONSO
IGNACIO MADRIDEJOS FERNANDEZ
HECTOR MEDINA AGUIAR
MARCELO ZAMBRANO LOZANO
VICTOR MANUEL ROMO MUNOZ
RAMIRO VILLARREAL MORALES


CEMEX ESPANA FINANCE LLC
------------------------

MANAGER OF THE COMPANY:
CEMEX NETHERLANDS B.V., A DUTCH COMPANY WITH ITS REGISTERED OFFICE AT RIVIERSTAETE, AMSTELDIJK 166 1079 LH AMSTERDAM, THE NETHERLANDS.

OFFICERS OF THE MANAGER:
HANS S. LEIJDESDORFF
ALEJANDRO GARCIA COGOLLOS

                    LIST OF RMC GROUP LIMITEDD SUBSIDIARIES


As of April30, 2005


    ---------------------------------------------------------------------------------------------------------------

           COMPANY                                                                           COUNTRY

       1   4K BETON A/S                                                                       DENMARK
       2   A.TURNER & SONS (LONDON BUILDERS' MERCHANTS) LIMITED
                                                                                          UNITED KINGDOM
       3   AAC MARKETING, INC.                                                                FLORIDA
       4   ABETON VIACOLOR TERKO KFT.                                                         HUNGARY
       5   ACM LEASING, INC.                                                                  ARIZONA
       6   AD DALMACIJACEMENT-MONTENEGRO                                                    MONTENEGRO
       7   AERATED CONCRETE LIMITED                                                       UNITED KINGDOM
       8   AHG BRAUNKOHLENFLUGASCHEVERTRIEBS BETEILIGUNGS-GMBH, GRO(beta) GAGLOW              GERMANY
       9   AHG BRAUNKOHLENFLUGASCHEVERTRIEBS GMBH & CO. KG, GRO(beta) GAGLOW                  GERMANY
      10   AKMENES CEMENTAS AB                                                               LITHUANIA
      11   ALASTAIR PROJECTS CORPORATION                                                      B.V.I.
      12   ALFA BETON LTD.                                                                    ISRAEL
      13   ALFA KINNERET                                                                      ISRAEL
      14   AMERICAN TRANSIT MIX COMPANY, INC.                                               CALIFORNIA
      15   AMIOT (SAS)                                                                        FRANCE
      16   ANGLIAN HOUSING LIMITED                                                        UNITED KINGDOM
      17   ANNANDALE PROPERTIES LIMITED                                                   UNITED KINGDOM
      18   ARIDOS Y ASOCIADOS DEL CENTRO S.A..                                                 SPAIN
      19   ASBERGER SAND- UND KIESBAGGEREI GMBH, ESSEN                                        GERMANY
      20   ASH RESOURCES LIMITED                                                          UNITED KINGDOM
      21   ASHFORD BRICKWORKS LIMITED                                                     UNITED KINGDOM
      22   ASOCIACION LA BELONGA                                                               SPAIN
      23   ATLANTIC AGGREGATES LIMITED                                                    UNITED KINGDOM
      24   ATLAS AGGREGATES LIMITED                                                       UNITED KINGDOM
      25   ATLAS NEIF HOLDINGS LIMITED                                                        CYPRUS
      26   AUTOMATIC AGGREGATE SYSTEMS, INC.                                                CALIFORNIA
      27   B.F.G. BETON-FORDERGESELLSCHAFT MBH AACHEN-DUREN-JULICH, AACHEN                    GERMANY
      28   B.R. BETON (1986) READYMIXED CONCRETE ENTREPRISES LTD.                             ISRAEL
      29   BAGREGATES LIMITED                                                             UNITED KINGDOM
      30   BARG                                                                               POLAND
      31   BARKER & BENCE LIMITED                                                         UNITED KINGDOM
      32   BASE 6 BUILDING MATERIALS LIMITED                                              UNITED KINGDOM
      33   BASICS BUILDING MATERIALS LIMITED                                              UNITED KINGDOM
      34   BAUSTOFFHANDEL GMBH, RATINGEN: ZN IBH INDUSTRIE-BEDARF-HANDEL, NEUSS               GERMANY
      35   BAUSTOFFTECHNIK UNTERWESER GMBH, BREMEN                                            GERMANY
      36   BAUSTOFFTECHNIK GMBH                                                               AUSTRIA
      37   BAUTIAA TP (SAS)                                                                   FRANCE
      38   BB BAUSTOFF BETEILIGUNGS-GMBH & CO. KG                                             GERMANY
      39   BB BAUSTOFF BETEILIGUNGS-VERWALTUNGS-GMBH                                          GERMANY
      40   BBQ BAUTECHNIK SUDBAYERN GMBH, ASCHHEIM                                            GERMANY
      41   BDC CONCRETE PRODUCTS LIMITED                                                  UNITED KINGDOM
      42   BEAUFORT QUARRIES LIMITED                                                      UNITED KINGDOM
      43   BEDFONT INSURANCE COMPANY LIMITED                                              UNITED KINGDOM
      44   BEPEBE                                                                             POLAND
      45   BETECNA- BETAO PRONTO S.A.                                                        PORTUGAL
      46   BETON CONTROLE DE GASCOGNE (SA)                                                    FRANCE
      47   BETON DE FRANCE ILE DE France (SAS)                                                FRANCE
      48   BETON DE FRANCE CENTRE ET BRETAGNE (SAS)                                           FRANCE
      49   BETON DE FRANCE NORD OUEST (SAS)                                                   FRANCE
      50   BETON DE FRANCE RHONE ALPES ALSACE (SAS)                                           FRANCE
      51   BETON DE FRANCE SUD OUEST                                                          FRANCE
      52   BETON DE FRANCE SUD EST                                                            FRANCE
      53   BETON DU HAUT VAR (SARL)                                                           FRANCE
      54   BETONEXPRESS GMBH                                                                  AUSTRIA
      55   BETON HA'EMEK                                                                      ISRAEL
      56   BETON LABO SERVICES (SARL)                                                         FRANCE
      57   BETONLIFT GMBH                                                                     AUSTRIA
      58   BETONRING SUD GMBH                                                                 AUSTRIA
      59   BETON MARKETING OST GMBH, BERLIN                                                   GERMANY
      60   BETON MARKETING WEST GMBH, BECKUM                                                  GERMANY
      61   BETON MODERNE DU BASSIN (SAS)                                                      FRANCE
      62   BETON MODERNE DU BORN (SAS)                                                        FRANCE
      63   BETONKIES ISINGERODE GMBH & CO. KG                                                 GERMANY
      64   BETONKIES ISINGERODE VERWALTUNGSGESELLSCHAFT MBH                                   GERMANY
      65   BETONLIFT GMBH, RATINGEN                                                           GERMANY
      66   BETONPRUFINSTITUT BAYREUTH GMBH, BAYREUTH                                          GERMANY
      67   BETONSTEINWERK HEIDE ERNST SCHRODER GMBH & CO. KG, HEIDE                           GERMANY
      68   BETONSTEINWERK SCHRODER GMBH, HEIDE                                                GERMANY
      69   BETONTECHNIK HANNOVER GMBH                                                         GERMANY
      70   BETONWERK WERTH GMBH                                                               GERMANY
      71   BETRA GESELLSCHAFT FUR DEN BETRIEB VON TRANSPORTBETONPUMPEN MBH                    GERMANY
      72   BETRA VERWALTUNGSGESELLSCHAFT MBH                                                  GERMANY
      73   BIL GRUNDSTUCKSVERWALTUNGS-GMBH & CO. RODENA KG, POCKING                           GERMANY
      74   BLACKWATER AGGREGATES LIMITED                                                  UNITED KINGDOM
      75   BNW GMBH & CO.KG.                                                                  AUSTRIA
      76   BOHEMIA TRANSPORTBETON S.R.O.                                                  CZECH REPUBLIC
      77   BOTHEL LIMESTONE AND BRICK COMPANY LIMITED                                     UNITED KINGDOM
      78   BOULTON & PAUL (BUILDING SERVICES) LIMITED                                     UNITED KINGDOM
      79   BOULTON & PAUL (MANUFACTURING) LIMITED                                         UNITED KINGDOM
      80   BOULTON & PAUL (SALES) LIMITED                                                 UNITED KINGDOM
      81   BOULTON & PAUL (SCOTLAND) LIMITED                                              UNITED KINGDOM
      82   BOULTON & PAUL PENSION TRUST LIMITED                                           UNITED KINGDOM
      83   BOULTON & PAUL SENIOR PENSION TRUST LIMITED                                    UNITED KINGDOM
      84   BPD VOGTLAND GMBH & CO. KG, HARTMANNSGRUN                                          GERMANY
      85   BPL BAUSTOFF-PRUF-LABOR GMBH, PLAUEN                                               GERMANY
      86   BPU BETONPUMPENUNION GMBH & CO. KG, ULM                                            GERMANY
      87   BRETT HALL AGGREGATES LIMITED                                                  UNITED KINGDOM
      88   BRIMAC AGGREGATES LIMITED                                                      UNITED KINGDOM
      89   BRITISH DOOR MARKETING COMPANY LIMITED                                         UNITED KINGDOM
      90   BRITISH DREDGING (SOUTH WALES) LIMITED                                         UNITED KINGDOM
      91   BRITISH DREDGING LIMITED                                                       UNITED KINGDOM
      92   BRUNTINGTHORPE GRAVELS LIMITED                                                 UNITED KINGDOM
      93   BUKKOSDKO KFT.                                                                     HUNGARY
      94   BUSS-BASALT GMBH & CO. KG, MUNZENBERG/GAMBACH                                      GERMANY
      95   BUTTERLEY AGGREGATES LIMITED                                                   UNITED KINGDOM
      96   BUXTON RAIL LIMITED                                                            UNITED KINGDOM
      97   BVT BETONPUMPEN VERMIETUNG THURINGEN GMBH & CO. KG, WECHMAR                        GERMANY
      98   BVT BETONPUMPEN VERMIETUNG THURINGEN VERWALTUNGS-GMBH, WECHMAR                     GERMANY
      99   BVV BAUSTOFFVERRECHNUNGGESELLSCHAFT VOGTLAND MBH, PLAUEN                           GERMANY
      100  C.C.P. LIMITED                                                                 UNITED KINGDOM
      101  CAGNY BETON (SAS)                                                                  FRANCE
      102  CALIFORNIA READYMIX, INC.                                                         DELAWARE
      103  CARRIERES DE LA LOIRE (SA)                                                         FRANCE
      104  CARRIERES ET BALLASTIERES DE PICARDIE (SNC)                                        FRANCE
      105  CEMENTOWNIA CHELM S.A.                                                             POLAND
      106  CEMENTOWNIA RUDNIKI S.A.                                                           POLAND
      107  CEMEX BLENDING USA LIMITED                                                     UNITED KINGDOM
      108  CEMEX BRITANNIA INVESTMENTS UNLIMITED                                          UNITED KINGDOM
      109  CEMEX DEUTSCHLAND AG                                                               GERMANY
      110  CEMEX EL PASO, INC.                                                                 TEXAS
      111  CEMEX CZECH REPUBLIC, S.R.O.                                                   CZECH REPUBLIC
      112  CEMTRADE LIMITED                                                               UNITED KINGDOM
      113  CENTRAL BLOCKS LIMITED                                                         UNITED KINGDOM
      114  CHANDLER READY MIX, INC.                                                           ARIZONA
      115  CHANTIERS DE LA HAUTE SEINE (SAS)                                                  FRANCE
      116  CHARTER OAKS FARMS, INC.                                                         CALIFORNIA
      117  CHELMSKI CEMENT SP. Z O.O.                                                         POLAND
      118  CHEMOCRETE LTD.                                                                    ISRAEL
      119  CIBCO INSULATIONS (UK) LIMITED                                                 UNITED KINGDOM
      120  CLUGSTON ASPHALT LIMITED                                                       UNITED KINGDOM
      121  CM TRANSPORTBETON GMBH & CO. KG, WITTGENSDORF                                      GERMANY
      122  COAST MATERIALS COMPANY                                                          MISSISSIPPI
      123  COMBINED MANAGEMENT SERVICES LIMITED                                           UNITED KINGDOM
      124  CONCRETE AGGREGATES LIMITED                                                    UNITED KINGDOM
      125  CONCRETE PUMPING LIMITED                                                       UNITED KINGDOM
      126  CONCRETE RESEARCH LIMITED                                                      UNITED KINGDOM
      127  CORY HALL LIMITED                                                              UNITED KINGDOM
      128  CROATIA OSIGURANJE D.D. -only 0,08% in share capital                               CROATIA
      129  CROWN CEMENT SALES LIMITED                                                     UNITED KINGDOM
      130  CROWWOOD GRANGE ESTATES LIMITED                                                UNITED KINGDOM
      131  CSA CEMENTISSIMA AG                                                              SWITZERLAND
      132  CWRC SP. Z O.O.                                                                    POLAND
      133  CWRH SP. Z O.O.                                                                    POLAND
      134  CWRW SP. Z O.O.                                                                    POLAND
      135  DAGENHAM WHARF LIMITED                                                         UNITED KINGDOM
      136  DALEFORD ESTATES LIMITED                                                       UNITED KINGDOM
      137  DALMACIJACMENT -RMC GROUP D.D.                                                     CROATIA
      138  DANUBIUSBETON BETONKESZITO KFT.                                                    HUNGARY
      139  DANUBIUSBETON DUNANTUL KFT.                                                        HUNGARY
      140  DANUBIUSBETON KECSKEMET KFT.                                                       HUNGARY
      141  DANUBIUSBETON SZOLNOK KFT.                                                         HUNGARY
      142  DANUBIUSBETON VESZPREM KFT.                                                        HUNGARY
      143  DB BACSKA KFT.                                                                     HUNGARY
      144  DB MARCALI KFT.                                                                    HUNGARY
      145  DB PAKS KFT.                                                                       HUNGARY
      146  DB PERI KFT.                                                                       HUNGARY
      147  DE LANK QUARRIES LIMITED                                                       UNITED KINGDOM
      148  DGW BODENSYSTEME GMBH & CO. KG, WUPPERTAL                                          GERMANY
      149  DGW BODENSYSTEME VERWALTUNGS-GMBH, WUPPERTAL                                       GERMANY
      150  DMK DONAUMOOS KIES GMBH & CO. KG, WEICHERING                                       GERMANY
      151  DMK DONAUMOOS KIES VERWALTUNGS-GMBH, WEICHERING                                    GERMANY
      152  DONAU TRANSPORTBETON GMBH & CO. KG, DILLINGEN                                      GERMANY
      153  DONAU TRANSPORTBETON VERWALTUNGS-GMBH                                              GERMANY
      154  DRAUBETON GMBH                                                                     AUSTRIA
      155  DROME ARDECHE GRANULATS (SNC)                                                      FRANCE
      156  DSS LIMITED                                                             UNITED KINGDOM (Isle of Man)
      157  EAST PONCE HOLDINGS LLC                                                           DELAWARE
      158  EASTERN ROADSTONE LIMITED                                                      UNITED KINGDOM
      159  ECONOMICS VERSICHERUNGSVERMITTLUNGS GMBH                                           GERMANY
      160  EITAN BETON (1993) LTD.                                                            ISRAEL
      161  ELDON HILL QUARRIES LIMITED                                                    UNITED KINGDOM
      162  EMBRA AB                                                                           SWEDEN
      163  EMBRA AS                                                                           NORWAY
      164  EMBRA CEMENT AS (49% OWNED BY LAFARGE UK PLC)                                      NORWAY
      165  EMBRA ETNE AS (40% OWNED BY LOCAL CONTRACTOR)                                      NORWAY
      166  EMBRA OY                                                                           FINLAND
      167  EMBRA TRADING AS                                                                   NORWAY
      168  ENTAL INTERNATIONAL LIMITED D.O.O.                                                 CROATIA
      169  ERDBAU-KIES GUTH                                                                   AUSTRIA
      170  ETABLISSEMENTS MOREAU (SAS) (MOREAU in the organizational chart)                   FRANCE
      171  ETON AGGREGATES LIMITED                                                        UNITED KINGDOM
      172  EURO BETAO - BETAO PRONTO S.A.                                                    PORTUGAL
      173  EVRY ENVIRONNEMENT SERVICES (SNC)                                                  FRANCE
      174  FALCON CEMENT LLC                                                                    UAE
      175  FBS - FERTIGBETON GMBH & CO. KG, BOHLITZ-EHRENBERG                                 GERMANY
      176  FBS - FERTIGBETON GMBH, BOHLITZ-EHRENBERG                                          GERMANY
      177  FBT - FERTIGBETON GMBH & CO. KG, ERFURT                                            GERMANY
      178  FBT - FERTIGBETON VERW.-GMBH, ERFURT                                               GERMANY
      179  FERTIGMORTEL SAUERLAND GMBH, ISERLOHN                                              GERMANY
      180  FIFTH LETTUCE PTY LIMITED                                                         AUSTRALIA
      181  FILBUK III LIMITED                                                             UNITED KINGDOM
      182  FINCHMEAD LIMITED                                                              UNITED KINGDOM
      183  FITTSCHEN BAUSTOFF VERWALTUNGS-GMBH, BUXTEHUDE                                     GERMANY
      184  FLOWLINE KITCHENS INTERNATIONAL LIMITED                                        UNITED KINGDOM
      185  FMD MORTELDIENST MAINFRANKEN GMBH & CO. KG, WURZBURG                               GERMANY
      186  FMD MORTELDIENST MAINFRANKEN VERWALTUNGSGESELLSCHAFT MBH, WURZBURG                 GERMANY
      187  FODEX PTE LTD                                                                     SINGAPORE
      188  FRANCE LIANTS (SAS)                                                                FRANCE
      189  FRANKFURTER LIEFERBETON GMBH & CO. KG, FRANKFURT                                   GERMANY
      190  FRANKFURTER LIEFERBETON GMBH, FRANKFURT                                            GERMANY
      191  FREIBERGER TRANSPORTBETON GMBH & CO. KG                                            GERMANY
      192  FREIBERGER TRANSPORTBETON VERWALTUNGS-GMBH                                         GERMANY
      193  FRISCHBETON UELZEN GMBH                                                            GERMANY
      194  FRISCHBETON UELZEN GMBH & CO. KG                                                   GERMANY
      195  FUEL AND COMBUSTION TECHNOLOGY INTERNATIONAL LIMITED                           UNITED KINGDOM
      196  GABA (SAS)                                                                         FRANCE
      197  GAVE MATERIAUX ENROBES (SNC)                                                       FRANCE
      198  GEMEINNUTZIGE WOHNUNGSGESELLSCHAFT MBH, WERDOHL                                    GERMANY
      199  GENERAL ASPHALT SURFACING LIMITED                                              UNITED KINGDOM
      200  GERMANIA UNION GMBH & CO. KG                                                       GERMANY
      201  GERMANIA UNION VERWALTUNGS-GMBH                                                    GERMANY
      202  GESTORA RUNAS VALLES OCCIDENTAL                                                     SPAIN
      203  GIE DE SAINT JULIEN ET DE SAINT ELIX LE CHATEAU(GIE)(GIE SAINT                     FRANCE
           JULIEN in the organizational chart
      204  GILLINGHAM PORTLAND CEMENT COMPANY LIMITED                                      UNITED KINGDOM
      205  GISAB (GIE)                                                                        FRANCE
      206  GLASER TROCKENSAND GMBH, MALSCH                                                    GERMANY
      207  GOLDEN PLUS GRANITE SDN BHD                                                       MALAYSIA
      208  GOLDEN PLUS MANAGEMENT SDN BHD                                                    MALAYSIA
      209  GOLDEN PLUS PREMIX SDN BHD                                                        MALAYSIA
      210  GOLDEN PLUS QUARRY (MELAKA) SDN BHD                                               MALAYSIA
      211  GRAF RECYCLING-BAUSTOFFE GMBH & CO. KG, RUDERSDORF                                 GERMANY
      212  GRAF RECYCLING-BAUSTOFFE GMBH, RUDERSDORF                                          GERMANY
      213  GRAZER TRANSPORTBETON GMBH                                                         AUSTRIA
      214  GRAUWACKENINDUSTRIE GMBH, HAGEN                                                    GERMANY
      215  GREENWOOD QUARRIES (WENVOE) LIMITED                                            UNITED KINGDOM
      216  GROUPEMENT DU PERTHUIS DE POSES (GIE)                                              FRANCE
      217  GULF QUARRIES                                                                        UAE
      218  GYOMROI 76 KFT.                                                                    HUNGARY
      219  GZ SAND, S.R.O.                                                                CZECH REPUBLIC
      220  H.E. PORTER & COMPANY LIMITED                                                  UNITED KINGDOM
      221  HALL & HAM RIVER LIMITED                                                       UNITED KINGDOM
      222  HALL (MARINE) LIMITED                                                          UNITED KINGDOM
      223  HALL AGGREGATES (EASTERN COUNTIES) LIMITED                                     UNITED KINGDOM
      224  HALL AGGREGATES (SOUTH COAST) LIMITED                                          UNITED KINGDOM
      225  HALL AGGREGATES (SOUTH EAST) LIMITED                                           UNITED KINGDOM
      226  HALL AGGREGATES (THAMES VALLEY) LIMITED                                        UNITED KINGDOM
      227  HALL AGGREGATES LIMITED                                                        UNITED KINGDOM
      228  HALL DREDGING LIMITED                                                          UNITED KINGDOM
      229  HANS BALTUS GMBH, BREMEN                                                           GERMANY
      230  HANSEATISCHE BETONSTEININDUSTRIE MBH, HENSTEDT-ULZBURG                             GERMANY
      231  HARBOR SAND AND GRAVEL, INC.                                                     CALIFORNIA
      232  HARGREAVES QUARRIES LIMITED                                                    UNITED KINGDOM
      233  HARTKALKSTEINWERK HORST GMBH, BALVE                                                GERMANY
      234  HARTSTEINWERK RADAUTAL GMBH                                                        GERMANY
      235  HAUSGES. D. VEREINS DEUTSCHER ZEMENTWERKE MBH, DUSSELDORF                          GERMANY
      236  HAVERING AGGREGATES LIMITED                                                    UNITED KINGDOM
      237  HBM HUB (TECHNOLOGY) LIMITED                                                   UNITED KINGDOM
      238  HBM HUB LIMITED                                                                UNITED KINGDOM
      239  HEIDE-TRANSPORTBETON GMBH                                                          GERMANY
      240  HEIDE-TRANSPORTBETON GMBH & CO. KG                                                 GERMANY
      241  HERBERT JOHNE GMBH & CO. KG, SCHWEPNITZ                                            GERMANY
      242  HHB HAMBURGER HAFENBETON GMBH & CO. KG, HAMBURG                                    GERMANY
      243  HHB HAMBURGER HAFENBETON GMBH, HAMBURG                                             GERMANY
      244  HKW-BETON GMBH & CO. KG, HAGEN                                                     GERMANY
      245  HKW-BETON VERWALTUNGS-GMBH, HAGEN                                                  GERMANY
      246  HOLLITZER BAUSTOFFWERKE GMBH                                                       AUSTRIA
      247  HORMIGONES ARIDOS Y MAQUINARIA S.A.                                                 SPAIN
      248  HORMIGONES CIUDAD REAL S.A.                                                         SPAIN
      249  HTG HANDELS- UND TRANSPORT GMBH, RATINGEN                                          GERMANY
      250  HUMBER SAND AND GRAVEL LIMITED                                                 UNITED KINGDOM
      251  HYDE-CRETE LIMITED                                                             UNITED KINGDOM
      252  I.M.D. SERVICES LIMITED                                                        UNITED KINGDOM
      253  IA LIMITED                                                              UNITED KINGDOM (Isle of Man)
      254  ISLAND BARN AGGREGATES LIMITED                                                 UNITED KINGDOM
      255  ISLE OF WIGHT AGGREGATES LIMITED                                               UNITED KINGDOM
      256  ISOLA BAUCHEMIE GMBH, SALZKOTTEN                                                   GERMANY
      257  JAUNTALER GMBH                                                                     AUSTRIA
      258  J C WASTE LIMITED                                                              UNITED KINGDOM
      259  JOHN CARR (AVON) LIMITED                                                       UNITED KINGDOM
      260  JOHN CARR (CORBY) LIMITED                                                      UNITED KINGDOM
      261  JOHN CARR (DONCASTER) LIMITED                                                  UNITED KINGDOM
      262  JOHN CARR (ESSEX) LIMITED                                                      UNITED KINGDOM
      263  JOHN CARR (GLOUCESTER) LIMITED                                                 UNITED KINGDOM
      264  JOHN CARR (HOLDINGS) LIMITED                                                   UNITED KINGDOM
      265  JOHN CARR (SBK) LIMITED                                                        UNITED KINGDOM
      266  JOHN CARR (WINDOWS) LIMITED                                                    UNITED KINGDOM
      267  JOHN CARR CENTRAL SERVICES LIMITED                                             UNITED KINGDOM
      268  JOHN McQUILLAN LIMITED                                                   UNITED KINGDOM (N. Ireland)
      269  K.I.S. KREDITINFORMATIONSSYSTEM GMBH & CO. KG, BERLIN                              GERMANY
      270  K+R DRESDNER TRANSPORTBETON GMBH & CO. KG, DRESDEN                                 GERMANY
      271  K+R DRESDNER TRANSPORTBETON VERWALTUNGS-GMBH, DRESDEN                              GERMANY
      272  K+R LAUSITZER TRANSPORTBETON GMBH & CO. KG, GRO(beta)RACHEN                        GERMANY
      273  K+R LAUSITZER TRANSPORTBETON GMBH, GRO(beta)RACHEN                                 GERMANY
      274  KAISER-OMNIA BAUELEMENTE GMBH & CO. KG, BISCHOFSHEIM                               GERMANY
      275  KALKSTEINWERK MEDENBACH GMBH, BREITSCHEID                                          GERMANY
      276  KALKSTEINWERK NIEDERKLEEN GMBH, LANGGONS                                           GERMANY
      277  KE DOLNA ODRA                                                                      POLAND
      278  KGH KIESGEWINNUNGS- HANDELSGESELLSCHAFT GMBH & CO. KG, HAMBURG                     GERMANY
      279  KIES- UND NATURSTEINBETRIEBE READYMIX GMBH & CO. KG, BEUCHA                        GERMANY
      280  KIES- UND NATURSTEINBETRIEBE READYMIX VERWALTUNGS-GMBH, BEUCHA                     GERMANY
      281  KIES UNION GMBH                                                                    AUSTRIA
      282  KIESWERK "MUHLENSEE" FRANKENFELD GMBH & CO.KG, PADERBORN                           GERMANY
      283  KIESWERK "MUHLENSEE" FRANKENFELD VERWALTUNGS-GMBH, PADERBORN                       GERMANY
      284  KIESWERK GMBH & CO. IMMELBORN BETRIEBS-KG, IMMELBORN                               GERMANY
      285  KIESWERK GMBH IMMELBORN, IMMELBORN                                                 GERMANY
      286  KIESWERK HERRMANN GMBH & CO. KG, KIRCHHAIN                                         GERMANY
      287  KIESWERK HERRMANN VERWALTUNGS-GMBH, KIRCHHAIN                                      GERMANY
      288  KIESWERK LEINETAL GMBH & CO. KG                                                    GERMANY
      289  KIESWERK LEINETAL VERWALTUNGSGESELLSCHAFT MBH                                      GERMANY
      290  KIESWERK MONDORF GMBH & CO. KG, NIEDERKASSEL-MONDORF                               GERMANY
      291  KIESWERK MONDORF GMBH, NIEDERKASSEL-MONDORF                                        GERMANY
      292  KIESWERK RHEINAU-HONAU GMBH, RHEINAU                                               GERMANY
      293  KIESWERK RHEINAU-HONAU KIES UND SPLITT KG, RHEINAU                                 GERMANY
      294  KIESWERK ROITH WOLF GMBH & CO. KG, STRAUBING                                       GERMANY
      295  KIESWERK ROITH WOLF VERWALTUNGS-GMBH, STRAUBING                                    GERMANY
      296  KIESWERK RUTHE GMBH & CO. KG                                                       GERMANY
      297  KIESWERK RUTHE VERWALTUNGS-GMBH                                                    GERMANY
      298  KIESWERK TUNDERN GMBH, TUNDERN                                                     GERMANY
      299  KIESWERK WERNSHAUSEN GMBH & CO. KG, IMMELBORN                                      GERMANY
      300  KIESWERK WERNSHAUSEN VERWALTUNGS-GMBH, IMMELBORN                                   GERMANY
      301  KREHLING INDUSTRIES, INC.                                                          FLORIDA
      302  KOKOSZKI                                                                           POLAND
      303  KOLBL BAUSTOFFE GMBH & CO. KG, MULHEIM A. D. RUHR                                  GERMANY
      304  KOLBL GMBH & CO. KG, ESSEN                                                         GERMANY
      305  KONDOMINIUM GMBH & CO. KG, IFFEZHEIM                                               GERMANY
      306  KONDOMINIUM GMBH, IFFEZHEIM                                                        GERMANY
      307  KRK KIES BETEILIGUNGS- UND VERWALTUNGS-GMBH, IMMELBORN                             GERMANY
      308  KSG KIES UND SAND GRUNDSTUCKSVERWERTUNG VERWALTUNGS-GMBH                           GERMANY
      309  KSG KIES UND SAND GRUNDSTUCKSVERWERTUNGS GMBH & CO. KG                             GERMANY
      310  KSV KIES UND SPLITT GMBH RHEIN-RUHR, WUPPERTAL                                     GERMANY
      311  KULM-TRANSPORTBETON GMBH & CO. KG, ERBENDORF                                       GERMANY
      312  KULM-TRANSPORTBETON VERWALTUNGSGESELLSCHAFT MBH, NUDDERSDORF                       GERMANY
      313  KW TRANSPORTBETON GMBH                                                             AUSTRIA
      314  L WATKINSON AND SONS LIMITED                                                   UNITED KINGDOM
      315  LAFARGE BETON RHEINLAND GMBH & CO. KG, KOLN                                        GERMANY
      316  LAFARGE BETON RHEINLAND GMBH, KOLN                                                 GERMANY
      317  LAHN-BETON MITTELHESSEN GMBH, WETZLAR                                              GERMANY
      318  LAHN-KALKSTEIN GMBH, MUNZENBERG/GAMBACH                                            GERMANY
      319  LANGUEDOC GRANULATS (SNC)                                                          FRANCE
      320  LEISURE SPORT LIMITED                                                          UNITED KINGDOM
      321  LES GRANULATS MARINS DE NORMANDIE (GIE)                                            FRANCE
      322  LES GRAVES DE L'ESTUAIRE (SAS)                                                     FRANCE
      323  LES SABLES DE BREVANNES (SA)                                                       FRANCE
      324  LIEFERBETON GMBH                                                                   AUSTRIA
      325  LIEFERBETON VORDERTAUNUS GMBH & CO. KG, OBERURSEL                                  GERMANY
      326  LIEFERBETON VORDERTAUNUS GMBH, FRANKFURT                                           GERMANY
      327  LIEFERBETON WOLFSBURG GMBH                                                         AUSTRIA
      328  LIME AND STONE PRODUCTION COMPANY LTD.                                             ISRAEL
      329  LIME AND STONE CONCRETE (READYMIX GROUP) LTD.                                      ISRAEL
      330  LINCS. SURFACING CONTRACTORS LIMITED                                           UNITED KINGDOM
      331  LONE STAR CALIFORNIA, INC.                                                        DELAWARE
      332  LOSCH SYSTEMBAUTEILE GMBH & CO. KG, BAD DURKHEIM                                   GERMANY
      333  LOSCH SYSTEMBAUTEILE VERWALTUNGS-GMBH, BAD DURKHEIM                                GERMANY
      334  LUBARTOW                                                                           POLAND
      335  LYTAG LIMITED                                                                  UNITED KINGDOM
      336  MAKSIMIR CEMENT D.O.O.                                                             CROATIA
      337  MANTON STONE LIMITED                                                           UNITED KINGDOM
      338  MARINE AGGREGATES LIMITED                                                      UNITED KINGDOM
      339  MAYLANDS LIMITED                                                               UNITED KINGDOM
      340  McLAREN ROADSTONE LIMITED                                                      UNITED KINGDOM
      341  MDF MORTEL-DIENST FRANKEN GMBH & CO. KG, NURNBERG                                  GERMANY
      342  MDF MORTEL-DIENST FRANKEN VERWALTUNGS-GMBH, NURNBERG                               GERMANY
      343  MDS MORTELDIENST SIEGERLAND GMBH & CO. KG, SIEGEN                                  GERMANY
      344  MECKLENBURG-STRELITZER KIESWERKE GMBH, NEUSTRELITZ                                 GERMANY
      345  MERSEY SAND SUPPLIERS (a partnership)                                          UNITED KINGDOM
      346  MERSEY SAND SUPPLIERS LIMITED                                                  UNITED KINGDOM
      347  MERTZ BETON GMBH & CO. KG, BERLIN                                                  GERMANY
      348  MERTZ BETON VERWALTUNGS-GMBH, BERLIN                                               GERMANY
      349  METRO-GREENHAM AGGREGATES LIMITED                                              UNITED KINGDOM
      350  METROPOLITAN CONCRETE LIMITED                                                  UNITED KINGDOM
      351  METROVILLA SDN BHD                                                                MALAYSIA
      352  MFE MAINFRANKEN FLIE(beta)ESTRICH GMBH & CO. KG, BERGRHEINFELD                    GERMANY
      353  MFE MAINFRANKEN FLIE(beta)ESTRICH VERWALTUNGS-GMBH, BERGRHEINFELD                 GERMANY
      354  MGM SABLIERES REUNIES (SNC)                                                        FRANCE
      355  MICROSILICA LIMITED                                                            UNITED KINGDOM
      356  MID-NORFOLK CONCRETE COMPANY LIMITED                                           UNITED KINGDOM
      357  MILL HOLDINGS PTY LIMITED                                                         AUSTRALIA
      358  MINERAL & ENERGY RESOURCES CORPORATION LIMITED                                 UNITED KINGDOM
      359  MINERAL AND ENERGY RESOURCES (UK) LIMITED                                      UNITED KINGDOM
      360  MINICRETE LIMITED                                                              UNITED KINGDOM
      361  MINIMIX DIRECT LIMITED                                                         UNITED KINGDOM
      362  MISSOURI ASPHALT PRODUCTS, LLC                                                    MISSOURI
      363  MIXBETON VERMOGENSGESELLSCHAFT MBH & CO. KG, BERLIN                                GERMANY
      364  MKB MORTELDIENST KOLN-BONN GMBH & CO. KG, KOLN-MARSDORF                            GERMANY
      365  MKB MORTELDIENST KOLN-BONN VERWALTUNGS-GMBH                                        GERMANY
      366  MOBI BETON (SNC)                                                                   FRANCE
      367  MONOMET GEOTEXTILES LIMITED                                                    UNITED KINGDOM
      368  MONOPOLINK TRANSPORT SDN BHD                                                      MALAYSIA
      369  MORILLON CORVOL RHONE MEDITERRANNEE (SAS)                                          FRANCE
      370  MORILLON CORVOL SUD OUEST (SAS)                                                    FRANCE
      371  MORTELDIENST CHEMNITZ GMBH & CO. KG                                                GERMANY
      372  MORTELDIENST CHEMNITZ VERWALTUNGS-GMBH                                             GERMANY
      373  MORTELDIENST SAALE - ELSTER GMBH & CO. KG, WACHAU                                  GERMANY
      374  MORTELDIENST SAALE - ELSTER VERWALTUNGS-GMBH, WACHAU                               GERMANY
      375  MORTELDIENST SIEGERLAND GMBH, SIEGEN                                               GERMANY
      376  MOUNTFIELD ROADSTONE LIMITED                                                   UNITED KINGDOM
      377  MOUNTFIELD ROADSTONE SURFACING LIMITED                                         UNITED KINGDOM
      378  MULDE-MORTEL GMBH & CO. KG                                                         GERMANY
      379  MULDE-MORTEL VERWALTUNGS-GMBH                                                      GERMANY
      380  MUNCHNER MORTEL GMBH & CO. KG, MUNCHEN                                             GERMANY
      381  MUNCHNER MORTEL VERWALTUNGS-GMBH, MUNCHEN                                          GERMANY
      382  MULTICOM (SA)                                                                      FRANCE
      383  NEDERLANDSE CEMENT HANDELSMAATSCHAPPIJ B.V., DEN HAAG                          THE NETHERLANDS
      384  NEWDIGATE BRICKWORKS LIMITED                                                   UNITED KINGDOM
      385  NOR-CAL READY MIX, INC.                                                          CALIFORNIA
      386  NORTH WEST AGGREGATES LIMITED                                                  UNITED KINGDOM
      387  NORTH WEST SURFACING LIMITED                                                   UNITED KINGDOM
      388  NORTHERN AGGREGATES (ISLE OF MAN) LIMITED                               UNITED KINGDOM (Isle of Man)
      389  NORTHERN AGGREGATES LIMITED                                                    UNITED KINGDOM
      390  NORTHERN ROADSTONE LIMITED                                                     UNITED KINGDOM
      391  NORWEST HOLDINGS LIMITED                                                       UNITED KINGDOM
      392  NORWEST SAND AND BALLAST COMPANY (1985)                                        UNITED KINGDOM
      393  NORWEST SAND AND BALLAST COMPANY LIMITED                                       UNITED KINGDOM
      394  NOTTINGHAM MINI MIXED CONCRETE LIMITED                                         UNITED KINGDOM
      395  NOVACASH BETELIGUNGS AG                                                            AUSTRIA
      396  OBERLAND BETON VERWALTUNGS-GMBH                                                    GERMANY
      397  ODER-BETON GMBH & CO. KG, FRANKFURT A.D. ODER                                      GERMANY
      398  ODER-BETON VERWALTUNGS-GMBH, FRANKFURT A.D.ODER                                    GERMANY
      399  OVAL (302) LIMITED                                                             UNITED KINGDOM
      400  PALLERBETON KFT.                                                                   HUNGARY
      401  PARMELIA HOTEL PTY LIMITED                                                        AUSTRALIA
      402  PAVIMENT ESTRICH- UND INDUSTRIEBODENSYSTEME GMBH & CO. KG                          GERMANY
      403  PAVIMENT ESTRICH- UND INDUSTRIEBODENSYSTEME VERWALTUNGS-GMBH,                      GERMANY
           BERATZHAUSEN
      404  PEAKSTONE BRICK LIMITED                                                        UNITED KINGDOM
      405  PFALZ-MORTEL GMBH & CO. KG, LANDSTUHL                                              GERMANY
      406  PFALZ-MORTEL VERWALTUNGS-GMBH, LANDSTUHL                                           GERMANY
      407  PIESBERGER STEINBRUCHTRANSPORTE GMBH, OSNABRUCK (VORMALS: KW J.MARTIN)             GERMANY
      408  PIESBERGER STEININDUSTRIE GMBH & CO. KG, OSNABRUCK                                 GERMANY
      409  PIESBERGER STEININDUSTRIE VERWALTUNGS-GMBH, OSNABRUCK                              GERMANY
      410  POLSKI CEMENT                                                                      POLAND
      411  POLLER BETON GMBH & CO. KG, LAUF                                                   GERMANY
      412  POLLER BETON VERWALTUNGS-GMBH, LAUF                                                GERMANY
      413  POZZOLANIC LYTAG LIMITED                                                       UNITED KINGDOM
      414  PREMIX-READYMIX CONCRETE INDUSTRIES                                                ISRAEL
      415  PROCESSING ASH LLP (a limited liability partnership with Lafarge)              UNITED KINGDOM
      416  PRZEDSIEBIORSTWO WIELOBRANZOWE "PORTLAND" SP. Z O.O.                               POLAND
      417  PUMPENDIENST NOBA GMBH & CO. KG, NURNBERG                                          GERMANY
      418  PUMPENDIENST NOBA VERWALTUNGS-GMBH, NURNBERG                                       GERMANY
      419  PURFLEET AGGREGATES LIMITED                                                    UNITED KINGDOM
      420  QUARTZITE QUARRIES LIMITED                                                     UNITED KINGDOM
      421  QUARZSANDWERK WELLMERSDORF GMBH & CO. KG, NEUSTADT                                 GERMANY
      422  QUARZSANDWERK WELLMERSDORF VERWALTUNGS-GMBH, NEUSTADT                              GERMANY
      423  QUICKBORNER BETONWERKE GMBH, QUICKBORN                                             GERMANY
      424  QUICKMIX CONCRETE COMPANY LIMITED                                              UNITED KINGDOM
      425  R.P.C. TRANSPORT LIMITED                                                       UNITED KINGDOM
      426  READICRETE LIMITED                                                             UNITED KINGDOM
      427  READY MIXED CONCRETE (EAST MIDLANDS) LIMITED                                   UNITED KINGDOM
      428  READY MIXED CONCRETE (EASTERN COUNTIES) LIMITED                                UNITED KINGDOM
      429  READY MIXED CONCRETE (LONDON) LIMITED                                          UNITED KINGDOM
      430  READY MIXED CONCRETE (MIDLANDS) LIMITED                                        UNITED KINGDOM
      431  READY MIXED CONCRETE (NORTH WEST) LIMITED                                      UNITED KINGDOM
      432  READY MIXED CONCRETE (NORTHERN) LIMITED                                        UNITED KINGDOM
      433  READY MIXED CONCRETE (SOUTH EAST) LIMITED                                      UNITED KINGDOM
      434  READY MIXED CONCRETE (SOUTH-COAST) LIMITED                                     UNITED KINGDOM
      435  READY MIXED CONCRETE (THAMES VALLEY) LIMITED                                   UNITED KINGDOM
      436  READY MIXED CONCRETE (TRANSITE) LIMITED                                        UNITED KINGDOM
      437  READY MIXED CONCRETE (UNITED KINGDOM) LIMITED                                  UNITED KINGDOM
      438  READY MIXED CONCRETE (WALES) LIMITED                                           UNITED KINGDOM
      439  READY MIXED CONCRETE (WEST MIDLANDS) LIMITED                                   UNITED KINGDOM
      440  READY MIXED CONCRETE (WESTERN) LIMITED                                         UNITED KINGDOM
      441  READY MIXED CONCRETE (YORKSHIRE) LIMITED                                       UNITED KINGDOM
      442  READY MIXED CONCRETE LIMITED                                                   UNITED KINGDOM
      443  READY MIXED CONCRETE SENIOR BENEFITS TRUST LIMITED                             UNITED KINGDOM
      444  READY MIXED CONCRETE SOUTH-WEST) LIMITED                                       UNITED KINGDOM
      445  READYMIX (UK) LIMITED                                                          UNITED KINGDOM
      446  READYMIX AG                                                                        GERMANY
      447  READYMIX ARGENTINA, S.A.                                                          ARGENTINA
      448  READYMIX ASLAND S.A.                                                                SPAIN
      449  READYMIX BETON BERLIN GMBH & CO. KG, BERLIN                                        GERMANY
      450  READYMIX BETON NORDSACHSEN GMBH & CO. KG, LEIPZIG                                  GERMANY
      451  READYMIX BETON NORDSACHSEN VERWALTUNGS-GMBH, LEIPZIG                               GERMANY
      452  READYMIX BETON SAALE GMBH & CO. KG, HALLE/SAALE                                    GERMANY
      453  READYMIX BETON SAALE VERW.-GMBH, HALLE/SAALE                                       GERMANY
      454  READYMIX BETON VORPOMMERN-STRELITZ GMBH, ROSTOCK                                   GERMANY
      455  READYMIX BETONBAUTEILE GMBH, RATINGEN                                              GERMANY
      456  READYMIX BOHEMIA S.R.O.                                                        CZECH REPUBLIC
      457  READYMIX CONCRETE PRODUCTS (ISRAEL) LTD.                                           ISRAEL
      458  READYMIX CROATIA D.O.O                                                             CROATIA
      459  READYMIX DECKENWERK BISCHOFSHEIM VERWALTUNGS- GMBH, BISCHOFSHEIM                   GERMANY
      460  READYMIX DRYPACK LIMITED                                                       UNITED KINGDOM
      461  READYMIX FERTIGTEILE GMBH                                                          AUSTRIA
      462  READYMIX HANDEL & TRANSPORT GMBH, RUDERSDORF                                       GERMANY
      463  READYMIX HANDEL & TRANSPORT GMBH, WULFRATH                                         GERMANY
      464  READYMIX HUTTENZEMENT GMBH, DORTMUND                                               GERMANY
      465  READYMIX IBERIA S.A..                                                               SPAIN
      466  READYMIX INDUSTRIES (ISRAEL) LTD.                                                  ISRAEL
      467  READYMIX KIES GMBH SUD-OST, DRESDEN                                                GERMANY
      468  READYMIX KIES GMBH, RATINGEN  (701)                                                GERMANY
      469  READYMIX KIES SAAR-PFALZ-HESSEN GMBH, HEUCHELHEIM                                  GERMANY
      470  READYMIX KIES UNION AG                                                             AUSTRIA
      471  READYMIX KIESWERK LAU(beta)IG GMBH, LAU(beta)IG                                    GERMANY
      472  READYMIX KLOSTERS VERTRIEBSGESELLSCHAFT MBH, BERLIN                                GERMANY
      473  READYMIX MINI-MIX LIMITED                                                      UNITED KINGDOM
      474  READYMIX MORTARS LIMITED                                                       UNITED KINGDOM
      475  READYMIX ORADEA                                                                    ROMANIA
      476  READYMIX PARTNERSHIPS (1982) LTD.                                                  ISRAEL
      477  READYMIX PRAHA-MALESICE S.R.O.                                                 CZECH REPUBLIC
      478  READYMIX RAPID BETON KFT.                                                          HUNGARY
      479  READYMIX SCHOENECK S.A.R.L., SCHOENECK                                             FRANCE
      480  READYMIX SERVICES LIMITED                                                      UNITED KINGDOM
      481  READYMIX SLOVAKIA                                                                 SLOVAKIA
      482  READYMIX SUROWCE MINERALNE POLSKA SP. Z O.O.                                       POLAND
      483  READYMIX TRANSPORTBETON BREMERHAVEN GMBH, BREMERHAVEN                              GERMANY
      484  READYMIX TRANSPORTBETON GMBH & CO. KG, DORTMUND                                    GERMANY
      485  READYMIX TRANSPORTBETON GMBH & CO. KG, HENSTEDT-ULZBURG                            GERMANY
      486  READYMIX TRANSPORTBETON GMBH & CO. KG, HEUCHELHEIM                                 GERMANY
      487  READYMIX TRANSPORTBETON GMBH BERLIN, BERLIN                                        GERMANY
      488  READYMIX TRANSPORTBETON GMBH, HENSTEDT-ULZBURG                                     GERMANY
      489  READYMIX TRANSPORTBETON VERWALTUNGS-GMBH, HEUCHELHEIM                              GERMANY
      490  READYMIX TRANSPORTBETON VERWALTUNGS-GMBH, MOERS                                    GERMANY
      491  READYMIX WESTZEMENT GMBH, BECKUM                                                   GERMANY
      492  READYMIX VERSICHERUNGSMAKLER GMBH                                                  AUSTRIA
      493  READYMIX ZALA KFT.                                                                 HUNGARY
      494  RECICLAJES Y DERRIBOS SANTA BARBARA S.A.                                            SPAIN
      495  REDICON LIMITED                                                                UNITED KINGDOM
      496  REMS BETON GMBH                                                                    AUSTRIA
      497  RENO-SPARKS READY MIX, INC.                                                        NEVADA
      498  RESERVOIR AGGREGATES LIMITED                                                   UNITED KINGDOM
      499  RESZVETEL KFT.                                                                     HUNGARY
      500  RGN KIESGEWINNUNGS GMBH, DRESDEN                                                   GERMANY
      501  RHEIN-NAHE-MORTEL GMBH, WIESBADEN                                                  GERMANY
      502  RICHMOND CEMENT LIMITED                                                        UNITED KINGDOM
      503  RICHTER GMBH & CO. KG SPLITT- UND SCHOTTERWERK, HAMMERUNTERWIESENTHAL              GERMANY
      504  RICHTER VERWALTUNGS-GMBH, HAMMERUNTERWIESENTHAL                                    GERMANY
      505  RICKMANSWORTH GRAVEL COMPANY LIMITED                                           UNITED KINGDOM
      506  RM KIESWERKE ROGATZ-PAREY GMBH, ROGATZ                                             GERMANY
      507  RMC VI (SA)                                                                        FRANCE
      508  RMC VII (SA)                                                                       FRANCE
      509  RMC (DBP) NO 1 LIMITED                                                         UNITED KINGDOM
      510  RMC (DBP) NO 2 LIMITED                                                         UNITED KINGDOM
      511  RMC (GB) LIMITED                                                               UNITED KINGDOM
      512  RMC (GM) NO 1 LIMITED                                                          UNITED KINGDOM
      513  RMC (GM) NO 2 LIMITED                                                          UNITED KINGDOM
      514  RMC (GM) NO 3 LIMITED                                                    UNITED KINGDOM (N. Ireland)
      515  RMC (GM) NO 4 LIMITED                                                          UNITED KINGDOM
      516  RMC (GM) NO 5 LIMITED                                                          UNITED KINGDOM
      517  RMC (GM) NO 6 LIMITED                                                          UNITED KINGDOM
      518  RMC (GM) NO 7 LIMITED                                                          UNITED KINGDOM
      519  RMC (GM) NO 8 LIMITED                                                          UNITED KINGDOM
      520  RMC (HW) NO 1 LIMITED                                                          UNITED KINGDOM
      521  RMC (HW) NO 2 LIMITED                                                          UNITED KINGDOM
      522  RMC (HW) NO 3 LIMITED                                                          UNITED KINGDOM
      523  RMC (HW) NO 4 LIMITED                                                    UNITED KINGDOM (N. Ireland)
      524  RMC (SO) LIMITED                                                               UNITED KINGDOM
      525  RMC (UK) LIMITED                                                               UNITED KINGDOM
      526  RMC AGGREGATES (BUKIT TAMBUN) SDN BHD                                             MALAYSIA
      527  RMC AGGREGATES (DOVE HOLES) LIMITED                                            UNITED KINGDOM
      528  RMC AGGREGATES (EASTERN) LIMITED                                               UNITED KINGDOM
      529  RMC AGGREGATES (GREATER LONDON) LIMITED                                        UNITED KINGDOM
      530  RMC AGGREGATES (LUMUT) SDN BHD                                                    MALAYSIA
      531  RMC AGGREGATES (SOUTH WALES) LIMITED                                           UNITED KINGDOM
      532  RMC AGGREGATES (UK) LIMITED                                                    UNITED KINGDOM
      533  RMC AGGREGATES LIMITED                                                         UNITED KINGDOM
      534  RMC ATLANTA LTD.                                                               UNITED KINGDOM
      535  RMC ARIZONA, INC.                                                                  ARIZONA
      536  RMC AUSTRALIA                                                                  UNITED KINGDOM
      537  SIA CEMEX                                                                          LATVIA
      538  RMC BETON SLASK SP. Z O.O.                                                         POLAND
      539  RMC BUILDING PRODUCTS (BORNEO) SDN BHD                                            MALAYSIA
      540  RMC BUILDING PRODUCTS (UK) LIMITED                                             UNITED KINGDOM
      541  RMC CATHERWOOD TRANSPORT LIMITED                                         UNITED KINGDOM (N. Ireland)
      542  RMC CENTRAL EUROPE GMBH                                                            GERMANY
      543  RMC CONCRETE FLOORS LIMITED                                                    UNITED KINGDOM
      544  RMC CONCRETE PRODUCTS (UK) LIMITED                                             UNITED KINGDOM
      545  RMC CONCRETE (MALAYSIA) SDN BHD                                                   MALAYSIA
      546  RMC CONCRETE (SINGAPORE) PTE LTD                                                  SINGAPORE
      547  RMC CONSTRUCTION SERVICES LIMITED                                              UNITED KINGDOM
      548  RMC DOLLARS                                                                    UNITED KINGDOM
      549  RMC DORMANT NO 1 LIMITED                                                       UNITED KINGDOM
      550  RMC ENGINEERING & TRANSPORT LIMITED                                            UNITED KINGDOM
      551  RMC ENVIRONMENTAL SERVICES LIMITED                                             UNITED KINGDOM
      552  RMC EUROLAND LIMITED                                                           UNITED KINGDOM
      553  RMC EUROPE LIMITED                                                             UNITED KINGDOM
      554  RMC EXPLORATIONS LIMITED                                                       UNITED KINGDOM
      555  RMC EURO (SAS)                                                                     FRANCE
      556  RMC EWELL, INC.                                                                    FLORIDA
      557  RMC FINANCE LIMITED                                                            UNITED KINGDOM
      558  RMC FLORIDA GROUP LTD.                                                         UNITED KINGDOM
      559  RMC FORMATION (SAS)                                                                FRANCE
      560  RMC FRANCE (SAS)                                                                   FRANCE
      561  RMC-FRANCE INTERNATIONAL (SAS)                                                     FRANCE
      562  RMC GEORGIA                                                                    UNITED KINGDOM
      563  RMC GROUP LIMITED                                                              UNITED KINGDOM
      564  RMC GROUP SECRETARIES LIMITED                                                  UNITED KINGDOM
      565  RMC GROUP SERVICES                                                                 GERMANY
      566  RMC GROUPE SERVICES (GIE)                                                          FRANCE
      567  RMC GROUP SERVICES LIMITED                                                     UNITED KINGDOM
      568  RMC HBM TRADING HUB LIMITED                                                    UNITED KINGDOM
      569  RMC HOLDINGS B.V.                                                              THE NETHERLANDS
      570  RMC HOLDINGS ISRAEL LTD                                                            ISRAEL
      571  RMC HOMECARE LIMITED                                                           UNITED KINGDOM
      572  RMC INCA LIMITED                                                               UNITED KINGDOM
      573  RMC INDUSTRIAL MINERALS LIMITED                                                UNITED KINGDOM
      574  RMC INDUSTRIES (MALAYSIA) SDN BHD                                                 MALAYSIA
      575  RMC INTERNATIONAL CEMENT LIMITED                                               UNITED KINGDOM
      576  RMC INTERNATIONAL HOLDINGS LIMITED                                             UNITED KINGDOM
      577  RMC INTERNATIONAL HOLDINGS LTD                                                     FRANCE
      578  RMC KEEGAN LIMITED                                                             UNITED KINGDOM
      579  RMC KEEGAN LIMITED                                                             UNITED KINGDOM
      580  RMC LEASING LIMITED                                                            UNITED KINGDOM
      581  RMC LEISURE LIMITED                                                            UNITED KINGDOM
      582  RMC LIMITED                                                                    UNITED KINGDOM
      583  RMC LOGISTICS EASTERN LIMITED                                                  UNITED KINGDOM
      584  RMC LOGISTICS NORTH EAST LIMITED                                               UNITED KINGDOM
      585  RMC LOGISTICS NORTHERN LIMITED                                                 UNITED KINGDOM
      586  RMC LOGISTICS SCOTLAND LIMITED                                                 UNITED KINGDOM
      587  RMC LOGISTICS SOUTH EAST LIMITED                                               UNITED KINGDOM
      588  RMC LOGISTICS WESTERN LIMITED                                                  UNITED KINGDOM
      589  RMC MARINE (EUROPE) LIMITED                                                    UNITED KINGDOM
      590  RMC MARINE (GUERNSEY) LIMITED                                             UNITED KINGDOM (Guernsey)
      591  RMC MARINE LIMITED                                                             UNITED KINGDOM
      592  RMC MATERIALS LIMITED                                                          UNITED KINGDOM
      593  RMC MID-ATLANTIC, LLC                                                          SOUTH CAROLINA
      594  RMC MONEY PURCHASE PENSION TRUST LIMITED                                       UNITED KINGDOM
      595  RMC MORTARS LIMITED                                                            UNITED KINGDOM
      596  RMC NEVADA, INC.                                                                   NEVADA
      597  RMC NEW MEXICO, LLC                                                              NEW MEXICO
      598  RMC OVERSEAS LIMITED                                                           UNITED KINGDOM
      599  RMC PACIFIC MATERIALS, INC.                                                       DELAWARE
      600  RMC PACKED PRODUCTS LIMITED                                                    UNITED KINGDOM
      601  RMC PENSION TRUST LIMITED                                                      UNITED KINGDOM
      602  RMC PLANT LIMITED                                                              UNITED KINGDOM
      603  RMC PLANT SALES LIMITED                                                        UNITED KINGDOM
      604  RMC POLSKA SP. Z O.O.                                                              POLAND
      605  RMC PROPERTIES LIMITED                                                         UNITED KINGDOM
      606  RMC PROPERTY INVESTMENTS LIMITED                                               UNITED KINGDOM
      607  RMC READYMIX (MALAYSIA) SDN BHD                                                   MALAYSIA
      608  RMC READYMIX EAST ANGLIA LIMITED                                               UNITED KINGDOM
      609  RMC READYMIX LIMITED                                                           UNITED KINGDOM
      610  RMC READYMIX SOUTH WEST LIMITED                                                UNITED KINGDOM
      611  RMC RESERVE NO 1 LIMITED                                                       UNITED KINGDOM
      612  RMC RETAIL AND MERCHANTING LIMITED                                             UNITED KINGDOM
      613  RMC ROADSTONE LIMITED                                                          UNITED KINGDOM
      614  RMC ROMBUS MATERIALS LIMITED                                                   UNITED KINGDOM
      615  RMC RUSSELL plc                                                                UNITED KINGDOM
      616  RMC SOUTH FLORIDA, INC.                                                            FLORIDA
      617  RMC SPECIALIST PRODUCTS LIMITED                                                UNITED KINGDOM
      618  RMC SUPERMIX                                                                         UAE
      619  RMC SURFACING LIMITED                                                          UNITED KINGDOM
      620  RMC TOPMIX LLC                                                                       UAE
      621  RMC TRAINING SERVICES LIMITED                                                  UNITED KINGDOM
      622  RMC TRANSPORT POLSKA SP. Z O.O.                                                    POLAND
      623  RMC TREASURY LIMITED                                                           UNITED KINGDOM
      624  RM TRIPPL STEINBRUCH GMBH                                                          AUSTRIA
      625  RMC TRUSTEES (LTIP) LIMITED                                                UNITED KINGDOM (Jersey)
      626  RMC TRUSTEES (QUEST) LIMITED                                                   UNITED KINGDOM
      627  RMC USA HOLDINGS, INC.                                                            DELAWARE
      628  RMC USA HOLDINGS LIMITED                                                       UNITED KINGDOM
      629  RMC USA                                                                            FRANCE
      630  RMC USA, INC.                                                                     DELAWARE
      631  RM LESENCE KFT.                                                                    HUNGARY
      632  RM VIGVAM KFT.                                                                     HUNGARY
      633  ROADE AGGREGATES LIMITED                                                       UNITED KINGDOM
      634  ROFA BETON GMBH                                                                    GERMANY
      635  ROMBUS FINANCE LIMITED                                                         UNITED KINGDOM
      636  ROMBUS INSURANCE BROKERS LIMITED                                               UNITED KINGDOM
      637  ROMBUS LEASING LIMITED                                                         UNITED KINGDOM
      638  ROMBUS LIMITED                                                                 UNITED KINGDOM
      639  ROMBUS MATERIALS LIMITED                                                       UNITED KINGDOM
      640  ROMBUS SAND AND GRAVEL LIMITED                                                 UNITED KINGDOM
      641  ROMEY DECKEN BETRIEBSGESELLSCHAFT MBH, PLAIDT                                      GERMANY
      642  ROTHERVALE JOINERY LIMITED                                                     UNITED KINGDOM
      643  RUDERSDORFER ZEMENT GMBH, RUDERSDORF                                               GERMANY
      644  ROSEMANN ERDBAU GMBH                                                               AUSTRIA
      645  RUGBY ADELAIDE PTY LIMITED                                                        AUSTRALIA
      646  RUGBY ANKOBET                                                                      POLAND
      647  RUGBY AUSTRALIA INVESTMENTS PTY LTD                                               AUSTRALIA
      648  RUGBY BUILDING SYSTEMS LIMITED                                                 UNITED KINGDOM
      649  RUGBY CEMENT CONSULTANTS LIMITED                                               UNITED KINGDOM
      650  RUGBY CO-EXTRUDED PLASTICS LIMITED                                             UNITED KINGDOM
      651  RUGBY DORMANT NO. 1 LIMITED                                                    UNITED KINGDOM
      652  RUGBY DORMANT NO. 16 LIMITED                                                   UNITED KINGDOM
      653  RUGBY DORMANT NO. 2 LIMITED                                                    UNITED KINGDOM
      654  RUGBY DORMANT NO. 3 LIMITED                                                    UNITED KINGDOM
      655  RUGBY FARMS LIMITED                                                            UNITED KINGDOM
      656  RUGBY HOLDING B.V.                                                             THE NETHERLANDS
      657  RUGBY HOLDINGS LIMITED                                                            AUSTRALIA
      658  RUGBY JAMAICA LIME AND MINERALS, LIMITED                                           JAMAICA
      659  RUGBY JOINERY LIMITED                                                          UNITED KINGDOM
      660  RUGBY LIMITED                                                                  UNITED KINGDOM
      661  RUGBY PERTH PTY LIMITED                                                           AUSTRALIA
      662  RUSSELL BUILDING MATERIALS LIMITED                                             UNITED KINGDOM
      663  RUSSELL COAL LIMITED                                                           UNITED KINGDOM
      664  RUSSELL CONCRETE PRODUCTS LIMITED                                              UNITED KINGDOM
      665  RUSSELL DESIGN & ENGINEERING LIMITED                                           UNITED KINGDOM
      666  RUSSELL DEVELOPMENTS LIMITED                                                   UNITED KINGDOM
      667  RUSSELL MASONRY PRODUCTS LIMITED                                               UNITED KINGDOM
      668  RUSSELL PLASTIC MOULDINGS LIMITED                                              UNITED KINGDOM
      669  RUSSELL QUARRY PRODUCTS (SOUTHERN) LIMITED                                     UNITED KINGDOM
      670  RUSSELL QUARRY PRODUCTS LIMITED                                                UNITED KINGDOM
      671  RUSSELL ROOF TILES LIMITED                                                     UNITED KINGDOM
      672  RUSSLATE LIMITED                                                               UNITED KINGDOM
      673  RUV TRANSPORTBETON MAXHUTTE GMBH, MAXHUTTE-HAIDHOF                                 GERMANY
      674  S & J QUARRIES LIMITED                                                         UNITED KINGDOM
      675  S.M. TIDY (HAULAGE) LIMITED                                                    UNITED KINGDOM
      676  SABLES ET GRAVIERS DE L'ORLEANAIS (SNC)                                            FRANCE
      678  SABLES ET GRAVIERS WILLERSINN S.A.R.L., FORT-LOUIS                                 FRANCE
      679  SABLIERES ET ENTREPRISES MORILLON CORVOL (SA)(SEMC in the                          FRANCE
           organizational chart)
      680  SAGRAMO (SAS)                                                                      FRANCE
      681  SAKRET HAMBURG-BERLIN GMBH & CO. KG                                                GERMANY
      682  SAKRET POLSCA POLNOC SP. Z O.O.                                                    POLAND
      683  SAKRET TROCKENBAUSTOFFE GMBH & CO. KG, GIE(beta)EN                                 GERMANY
      684  SAKRET TROCKENBAUSTOFFE GMBH, GIE(beta)EN                                          GERMANY
      685  SAMIC BUILDERS MERCHANTS LIMITED                                               UNITED KINGDOM
      686  SAND- UND KIESWERK PECHGRABEN GMBH & CO. KG                                        GERMANY
      687  SAND- UND KIESWERK PECHGRABEN VERWALTUNGS-GMBH                                     GERMANY
      688  SANTA CLARA SAND & GRAVEL CO.                                                    CALIFORNIA
      689  SARI BETONPUMPENDIENST GMBH & CO. KG                                               GERMANY
      690  SARI BETONPUMPENDIENST VERWALTUNGS-GMBH                                            GERMANY
      691  SAS DES GRESILLONS (SAS)                                                           FRANCE
      692  SBS SPEZIALBAUSTOFFE GMBH & CO. KG, DRESDEN                                        GERMANY
      693  SBS SPEZIALBAUSTOFFE VERWALTUNGS-GMBH, DRESDEN                                     GERMANY
      694  SCHAFER NATURSTEIN GMBH & CO. KG, SINDELFINGEN                                     GERMANY
      695  SCHAFER NATURSTEIN VERW.-GMBH, SINDELFINGEN                                        GERMANY
      696  SCHOTTER-BETONWERK DONNERSDORF GMBH                                                AUSTRIA
      697  SCI CHATEAUNEUF DU RHONE (SCI)                                                     FRANCE
      698  SCI LES HAUTS TERRIERS (SCI)                                                       FRANCE
      699  SCI GRAND VOYEUX DE CONGIS (SCI)                                                   FRANCE
           (SCI CONGIS in the organizational chart)
      700  SCI CHARLEMAGNE (SCI)                                                              FRANCE
      701  SCI D'ENCAULET (SCI)                                                               FRANCE
      702  SCI DU BOIS DE LA PECHERIE (SCI)                                                   FRANCE
      703  SCI DU COLOMBIER (SCI)                                                             FRANCE
      704  SCI CHANGIS (SCI)                                                                  FRANCE
      705  SCI IMMOPAR (SCI)                                                                  FRANCE
      706  SCI MORET CONIE (SCI)                                                              FRANCE
      707  SCI SAUTS DE L'AIGLE (SCI)                                                         FRANCE
      708  SCOTTISH AGGREGATES LIMITED                                                    UNITED KINGDOM
      709  SCOTTISH AND NORTHERN AGGREGATES LIMITED                                       UNITED KINGDOM
      710  SEA ENERGY ASSOCIATES LIMITED                                                  UNITED KINGDOM
      711  SEAMENT (UK) LIMITED                                                           UNITED KINGDOM
      712  SEAMENT LIMITED                                                                UNITED KINGDOM
      713  SECURITY ALARMS (NORTHERN) LIMITED                                             UNITED KINGDOM
      714  SHAP CONCRETE PRODUCTS LIMITED                                                 UNITED KINGDOM
      715  SIMPSON CONSTRUCTION MATERIALS, LLC                                               MISSOURI
      716  SIPOREX LIMITED                                                                UNITED KINGDOM
      717  SKG GMBH                                                                           AUSTRIA
      718  SLO, SPOL S.R.O.                                                               CZECH REPUBLIC
      719  SOCIEDADES DE BRITAS E CALCAREOS DA CARAPINHA DE ALENQUER LTD.                    PORTUGAL
      720  SOCIETE BRIGNOLAISE DE BETON ET D'AGGLOMERES (SARL)                                FRANCE
      721  SOCIETE D'EXPLOITAION DE CARRIERES (SAS)                                           FRANCE
      722  SOCIETE MERIDIONALE DE CARRIERES (SAS)                                             FRANCE
      723  SOCIETE PARISIENNE DE SABLIERES (SAS)                                              FRANCE
      724  SOL RAD                                                                            ISRAEL
      725  SONDERBETON GMBH                                                                   AUSTRIA
      726  SOUTH COAST SAND AND BALLAST COMPANY LIMITED                                   UNITED KINGDOM
      727  SOUTH COAST SHIPPING COMPANY LIMITED                                           UNITED KINGDOM
      728  SOUTHERN ROADSTONE LIMITED                                                     UNITED KINGDOM
      729  SOUTHERN SECURITY SERVICES (SHEPWAY) LIMITED                                   UNITED KINGDOM
      730  SPOONER AVIATION (ENGINEERING) LIMITED                                         UNITED KINGDOM
      731  SPRINGETT COATED STONE LIMITED                                                 UNITED KINGDOM
      732  ST. ALBANS SAND AND GRAVEL COMPANY LIMITED                                     UNITED KINGDOM
      733  STADTMARKETING UND WIRTSCHAFTSFORDERUNGSGES.MBH                                    GERMANY
      734  STAFF NOMINEES LIMITED                                                         UNITED KINGDOM
      735  STB SAUERLANDER TRANSPORTBETON GMBH & CO. KG, LUDENSCHEID                          GERMANY
      736  STB SAUERLANDER TRANSPORTBETON GMBH, LUDENSCHEID                                   GERMANY
      737  STEEPHOLME INVESTMENTS LIMITED                                             UNITED KINGDOM (Jersey)
      738  STEINWERKE WILHELM KOSTER GMBH & CO. KG, HAGEN                                     GERMANY
      739  STEYRTAL BETON GMBH                                                                AUSTRIA
      740  STEYRTAL BETON GMBH & CO. KG.                                                      AUSTRIA
      741  STOCKTON TIMBER PRODUCTS PTY LIMITED                                              AUSTRALIA
      742  STONE HILL QUARRIES LIMITED                                                    UNITED KINGDOM
      743  SUDBAYERISCHER BETONPUMPEN-VERLEIH GMBH & CO. KG, UNTERSCHLEI(beta)HEIM            GERMANY
      744  SUNDERMEYER FRISCHBETON GMBH & CO. KG, BISSENDORF                                  GERMANY
      745  SUNDERMEYER GMBH, BISSENDORF                                                       GERMANY
      746  SWIFT 258 LIMITED                                                              UNITED KINGDOM
      747  SWK GMBH & CO. KG SUDWESTDEUTSCHE KIESHANDELSGES., IFFEZHEIM                       GERMANY
      748  SWK GMBH, IFFEZHEIM                                                                GERMANY
      749  TAUNUS-QUARZIT-WERKE GMBH & CO. KG, FRIEDRICHSDORF/TS. (WERHEIM)                   GERMANY
      750  TAUNUS-QUARZIT-WERKE-VERWALTUNGS GMBH, FRIEDRICHSDORF/TS.                          GERMANY
      751  TB HAMM GMBH & CO. KG, HAMM                                                        GERMANY
      752  TB HAMM VERWALTUNGS-GMBH, HAMM                                                     GERMANY
      753  TB REISINGER & CO., GEISENFELD                                                     GERMANY
      754  TB WESTFALIA BAUSTOFFHANDEL GMBH & CO. KG, HAMM                                    GERMANY
      755  TB WESTFALIA BAUSTOFFHANDEL VERWALTUNGS-GMBH, HAMM                                 GERMANY
      756  TBE TRANSPORTBETON EISERN GMBH, SIEGEN                                             GERMANY
      757  TBG PFAFFENHOFEN GMBH & CO. KG, PFAFFENHOFEN                                       GERMANY
      758  TBG SZEGED KFT.                                                                    HUNGARY
      759  TBG TRANSPORTBETON GMBH & CO. KG, BAYREUTH                                         GERMANY
      760  TBG TRANSPORTBETON GOHFELD GMBH & CO. KG, LOHNE                                    GERMANY
      761  TBG TRANSPORTBETON GOHFELD VERWALTUNGS-GMBH, LOHNE                                 GERMANY
      762  TBG TRANSPORTBETON MUNCHBERG GMBH & CO. KG, MUNCHBERG                              GERMANY
      763  TBG TRANSPORTBETON VERWALTUNGSGESELLSCHAFT MBH, PFAFFENHOFEN                       GERMANY
      764  TBG TRANSPORTBETON VERWALTUNGS-GMBH, BAYREUTH                                      GERMANY
      765  TBL TRANSPORTBETON LUNEN GMBH & CO. KG, LUNEN                                      GERMANY
      766  TBL TRANSPORTBETON LUNEN VERWALTUNGS-GMBH, LUNEN                                   GERMANY
      767  TBM TRANSPORTBETON GMBH & CO. KG, MALLERSDORF                                      GERMANY
      768  TBM TRANSPORTBETON MUNSTER GMBH & CO. KG, MUNSTER                                  GERMANY
      769  TBM TRANSPORTBETON MUNSTER VERWALTUNGS-GMBH, MUNSTER                               GERMANY
      770  TBM TRANSPORTBETON VERWALTUNGS-GMBH, MALLERSDORF                                   GERMANY
      771  TBN TRANSPORTBETON NORDTHURINGEN GMBH & CO. KG, ERFURT                             GERMANY
      772  TBN TRANSPORTBETON NORDTHURINGEN VERWALTUNGS-GMBH, ERFURT                          GERMANY
      773  TBR TRANSPORTBETON GMBH & CO. KG, ASCHHEIM                                         GERMANY
      774  TBR TRANSPORTBETON GMBH & CO. KG, REGENSBURG                                       GERMANY
      775  TBR TRANSPORTBETON REGEN GMBH & CO. KG, REGEN                                      GERMANY
      776  TBR TRANSPORTBETON REGENSBURG GMBH, PENTLING                                       GERMANY
      777  TBR TRANSPORTBETON VERWALTUNGS-GMBH, ASCHHEIM                                      GERMANY
      778  TBU TRANSPORTBETON UNNA GMBH & CO. KG, UNNA                                        GERMANY
      779  TBU TRANSPORTBETON UNNA VERWALTUNGS-GMBH, UNNA                                     GERMANY
      780  TBW TRANSPORTBETON WORTH / ISAR GMBH & CO. KG, LANDSHUT                            GERMANY
      781  TEMPERED SAFETY GLASS LIMITED                                                  UNITED KINGDOM
      782  TESTING SERVICES LIMITED                                                       UNITED KINGDOM
      783  THAMES CEMENT LIMITED                                                          UNITED KINGDOM
      784  THE BARRINGTON LIGHT RAILWAY COMPANY                                           UNITED KINGDOM
      785  THE BURRY SAND COMPANY LIMITED                                                 UNITED KINGDOM
      786  THE FIFE SAND AND GRAVEL COMPANY LIMITED                                       UNITED KINGDOM
      787  THE LONDON GRANITE COMPANY LIMITED                                             UNITED KINGDOM
      788  THE RUGBY GROUP LIMITED                                                        UNITED KINGDOM
      789  THE RUGBY PORTLAND CEMENT COMPANY LIMITED                                      UNITED KINGDOM
      790  THE SHAP GRANITE COMPANY LIMITED                                               UNITED KINGDOM
      791  TIMOR BARAT BATU SDN BHD                                                          MALAYSIA
      792  TLALIM                                                                             ISRAEL
      793  TONGRUBE ULMITZ GMBH                                                               AUSTRIA
      794  TRENT GRAVELS LIMITED                                                          UNITED KINGDOM
      795  TRANSBETON GMBH                                                                    AUSTRIA
      796  TRANSMOBIL BAUSTOFF GMBH & CO. KG, RATINGEN                                        GERMANY
      797  TRANSMOBIL VERWALTUNGS-GMBH, RATINGEN                                              GERMANY
      798  TRANSPORT- UND FRISCHBETON GMBH & CO. KG, AACHEN                                   GERMANY
      799  TRANSMOBILGMBH                                                                     AUSTRIA
      800  TRANSPORTBETON GMBH                                                                AUSTRIA
      801  TRANSBETON HUNGARIA KFT.                                                           HUNGARY
      801  TRANSPORTBETON MORAVA S.R.O.                                                   CZECH REPUBLIC
      802  TRANSPORTBETON BREMERHAVEN GMBH & CO. KG, BREMERHAVEN                              GERMANY
      803  TRANSPORTBETON DORTMUND GMBH & CO. KG, DORTMUND                                    GERMANY
      804  TRANSPORTBETON DORTMUND VERWALTUNGS-GMBH, DORTMUND                                 GERMANY
      805  TRANSPORTBETON GMBH & CO. KG, WUPPERTAL                                            GERMANY
      806  TRANSPORTBETON GMBH, WUPPERTAL                                                     GERMANY
      807  TRANSPORTBETON HENNHOFEN GMBH & CO. KG, ALTENMUNSTER-HENNHOFEN                     GERMANY
      808  TRANSPORTBETON HENNHOFEN VERWALTUNGS-GMBH, ALTENMUNSTER-HENNHOFEN                  GERMANY
      809  TRANSPORTBETON HUTTEN GMBH & CO. KG, IRCHENRIETH                                   GERMANY
      810  TRANSPORTBETON HUTTEN VERWALTUNGS GMBH, IRCHENRIETH                                GERMANY
      811  TRANSPORTBETON INGOLSTADT GMBH & CO. KG, INGOLSTADT                                GERMANY
      812  TRANSPORTBETON INGOLSTADT GMBH, INGOLSTADT                                         GERMANY
      813  TRANSPORTBETON PLAUEN GMBH & CO. KG                                                GERMANY
      814  TRANSPORTBETON PLAUEN VERWALTUNGS-GMBH                                             GERMANY
      815  TRANSPORTBETON REGEN VERWALTUNGS-GMBH, REGEN                                       GERMANY
      816  TRANSPORTBETON SCHLESWIG-HOLSTEIN GMBH, KIEL                                       GERMANY
      817  TRANSPORTBETON-WERK AHLEN GMBH, AHLEN                                              GERMANY
      818  TRANSPORT-BETONWERK HEIDENHEIM GMBH & CO. KG, HEIDENHEIM A.D. BRENZ                GERMANY
      819  TRANSPORTBETON-WERK MARK GMBH & CO. KG, DORTMUND                                   GERMANY
      820  TRANSPORTBETON-WERK MARK GMBH, HAMM                                                GERMANY
      821  TRANSPORTCOMMERCE D.D. 39,04% in share capital                                     CROATIA
      822  TRANSBIC - TRANSPORTES DE BETAO INERTES ET CIMENTO UNIPESSOAL LTD.                PORTUGAL
      823  TUCSON READY-MIX, INC.                                                             ARIZONA
      824  TUNDERNSEE GMBH & CO. KG, HAMELN-TUNDERN                                           GERMANY
      825  TUNDERNSEE VERWALTUNGSGESELLSCHAFT MBH, HAMELN-TUNDERN                             GERMANY
      826  UNION BETON BETTELS & CO. TRANSPORTBETONGESELLSCHAFT MBH KG                        GERMANY
      827  UNION BETON BETTELS & CO. VERWALTUNGSGESELLSCHAFT                                  GERMANY
      828  UNION BETON NIEDERSACHSEN GMBH & CO. KG, HANNOVER                                  GERMANY
      829  UNION BETON NIEDERSACHSEN VERWALTUNGS-GMBH, HANNOVER                               GERMANY
      830  UNION GERMANIA BETON GMBH & CO. KG                                                 GERMANY
      831  UNION GERMANIA BETON VERWALTUNGS-GMBH                                              GERMANY
      832  VALENSEINE (SOCIETE D'ECONOMIE MIXTE)                                              FRANCE
      833  VEGRAD FEBAU                                                                      SLOVENIA
      834  VEREINIGTE KIESWERKE SCHLADEN GMBH & CO. KG                                        GERMANY
      835  VEREINIGTE KIESWERKE SCHLADEN VERWALTUNGSGESELLSCHAFT MBH                          GERMANY
      836  VIRTUAL EARNINGS SDN BHD                                                          MALAYSIA
      837  VONDEL UNLIMITED                                                           UNITED KINGDOM (Jersey)
      838  VS DECKENVERTRIEB GMBH                                                             AUSTRIA
      839  WALDHEIM-BETON GMBH & CO. KG, WALDHEIM                                             GERMANY
      840  WALDHEIM-BETON VERWALTUNGS-GMBH, WALDHEIM                                          GERMANY
      841  WANLIP GRAVELS LIMITED                                                         UNITED KINGDOM
      842  WARD SURFACING LIMITED                                                         UNITED KINGDOM
      843  WASCHKIESWERK EICH GMBH & CO. KG, EICH                                             GERMANY
      844  WASCHKIESWERK EICH VERWALTUNGS-GMBH, EICH                                          GERMANY
      845  WENCKER GMBH & CO. KG, DORTMUND                                                    GERMANY
      846  WENCKER VERWALTUNGS-GMBH, DORTMUND                                                 GERMANY
      847  WEST LONDON AGGREGATES LIMITED                                                 UNITED KINGDOM
      848  WESTERN AGGREGATES LIMITED                                                     UNITED KINGDOM
      849  WESTERN ROADSTONE LIMITED                                                      UNITED KINGDOM
      850  WETTERN BROTHERS LIMITED                                                       UNITED KINGDOM
      851  WF-MORTEL GMBH, HERFORD                                                            GERMANY
      852  WICKWAR QUARRIES LIMITED                                                       UNITED KINGDOM
      853  WILLERSINN KIES UND SPLITT GMBH & CO. KG, LUDWIGSHAFEN                             GERMANY
      854  WILLERSINN KIES UND SPLITT VERWALTUNGS-GMBH, LUDWIGSHAFEN                          GERMANY
      855  WILLIAM COOPER & SONS (DREDGING) LIMITED                                       UNITED KINGDOM
      856  WILLSDOWN FARMS LIMITED                                                        UNITED KINGDOM
      857  WIRTZ NATURSTEINE UND STRA(beta)ENBAUSTOFFHANDELS-GMBH, ATTERSHEIM                 GERMANY
      858  WOLF-ROTERMUND GMBH                                                                GERMANY
      859  WONDERTEX LIMITED                                                              UNITED KINGDOM
      860  WOODSIDE WASTE SERVICES LIMITED                                                UNITED KINGDOM
      861  WORCESTERSHIRE MINIMIX LIMITED                                                 UNITED KINGDOM
      862  WOTTON BROS., LIMITED                                                          UNITED KINGDOM
      863  WOTTON ROADSTONE LIMITED                                                       UNITED KINGDOM
      864  WONDERTEX LIMITED                                                              UNITED KINGDOM
      865  WUNDER KIES GMBH & CO. KG, SCHWARZENBEK                                            GERMANY
      866  WUNDER KIESVERWALTUNGS-GMBH, SCHWARZENBEK                                          GERMANY
      867  X. BUCHENRIEDER GMBH & CO. TRANSPORTBETON KG, LANDSHUT                             GERMANY
      868  X. BUCHENRIEDER GMBH, LANDSHUT                                                     GERMANY
      869  YORK COATED STONE LIMITED                                                      UNITED KINGDOM
      870  ZEMENT UNION GMBH                                                                  AUSTRIA
      871  ZORAN                                                                              ISRAEL
      872  ZUTER                                                                              POLAND
      873  ZWIROWNIA KSM SP. Z O.O.                                                           POLAND
    ---------------------------------------------------------------------------------------------------------------

(1)  This company is owned by Simpson Construction Materials, LLC.
(2)  This is a 50% Joint Venture between RMC USA, Inc. and Simpson Sand and Gravel Company an unrelated party.


                                  SCHEDULE 5.5

                              FINANCIAL STATEMENTS



Consolidated Annual Accounts December 31, 2004, 2003, 2002, 2001 and 2000 and 2004 Director's Report (With Auditors Report Thereon).


The financial statements of Cemex Espana and its Subsidiaries delivered to each Purchaser pursuant to Section 5.5 and listed herein do not reflect the acquisition of RMC Group Limited, which occurred on March 1, 2005, or asset sales subsequent to December 31, 2004.

                                  SCHEDULE 5.8

                                   LITIGATION


None.

                                 SCHEDULE 5.11

                            LICENSE, ETC. EXCEPTIONS


None.

                                 SCHEDULE 5.15
                             FINANCIAL INDEBTEDNESS


As of 03.31.05
Figures in millions of (euro)*
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       OUTSTANDING      FINAL
   BORROWER                            INSTRUMENT                                        AMOUNT       MATURITY
--------------------------------------------------------------------------------------------------------------------------------
CEMEX ESPANA, S.A.                    Bilateral Lines                                     285           April 2005-January 2007
                                      (euro)250 M & (Y)19.308 M Syndicated Loan           289           Between 2006-2009
                                      $2,300 M Syndicated Loan (Acq. Financ.)           1,769           Between 2007-2009
                                      Others                                               28           Between 2005-2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL             2,371
--------------------------------------------------------------------------------------------------------------------------------
CEMEX ESPANA FINANCE, LLC.            Priv. Plac. ($103 M)                                 80           June 2010
                                      Priv. Plac. ($96 M)                                  75           June 2013
                                      Priv. Plac. ($201 M)                                157           June 2015
                                      Priv. Plac. ((Y)4,981 M)                             36           April 2010
                                      Priv. Plac. ((Y)6,087 M)                             44           April 2011
--------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL               393
--------------------------------------------------------------------------------------------------------------------------------
CEMEX FINANCE EUROPE, B.V.            EMTN                                                101           July 2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL               101
--------------------------------------------------------------------------------------------------------------------------------
CEMEX UK, LTD                         Loan Notes (1)                                       33           June 2005-December 2009
--------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL                33
--------------------------------------------------------------------------------------------------------------------------------
RMC GROUP, LTD                        (pound)604 M Term & Revolving Credit
                                      Facilities                                          803           October 2005-October 2008
                                      Priv. Plac. ((pound)70 M) (2)                       102           Between 2009-2019
                                      Priv. Plac. ($75 M) (3)                              58           July 2006
                                      Priv. Plac. ($255 M) (4)                            197           Between 2010-2020
                                      Priv. Plac. ($222 M) (5)                            171           Between 2009-2014
                                      Other debt (6)                                      100           Between 2005-2014
--------------------------------------------------------------------------------------------------------------------------------
RMC USA                               Priv. Plac. ($155 M) (7)                            120           Between 2008-2018
                                      Line of Credit                                        5           December 2005
--------------------------------------------------------------------------------------------------------------------------------
                                      Other debt at RMC subsidiary level                   66           Between 2005-2016
--------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL             1,622
--------------------------------------------------------------------------------------------------------------------------------
CEMEX, INC.                           Priv. Plac. ((euro)50 M)                             50           March 2006
                                      Priv. Plac. ($315 M)                                244           March 2006
                                      Priv. Plac. ($396 M)                                306           March 2008
                                      SBLC (8)                                             38           Dec 2006-April 2025
-------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL               638
--------------------------------------------------------------------------------------------------------------------------------
PUERTO RICAN CEMENT COMPANY           $40 M Credit Line                                    23           June 2005
                                      $50 M Credit Line                                    21           January 2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL                44
--------------------------------------------------------------------------------------------------------------------------------
APO CEMENT CORP.                      ECA Loan                                             10           July 2005-March 2006
--------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL                10
--------------------------------------------------------------------------------------------------------------------------------
OTHER COMPANIES                       Credit Lines                                         30
--------------------------------------------------------------------------------------------------------------------------------
                                                                   SUBTOTAL                30
--------------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL DEBT             5.242
                                                                 ----------             -----



* Exchange rates
$/(euro)=1.2965
(Y)/(euro)=138.97
(euro)/(pound)=1.4575
(1) Held by RMC Shareholders who elected to receive Loan Notes instead of cash as payment for their RMC's shares.
(2) On May 17, 2005 this issuance was fully prepaid
(3) On May 17, 2005 Notes for an amount of $55.0 M were prepaid
(4) On May 17, 2005 Notes for an amount of $0.7 M were prepaid
(5) On May 17, 2005 Notes for an amount of $119.5 M were prepaid
(6) This caption basically includes Bank Loans, Overdraft Facilities and Financial Leases.
(7) On May 17, 2005 Notes for an amount of $11.0 M were prepaid
(8) Stand By Letters of Credit over tax-exempt bonds. Maturities shown correspond to these bonds. SBLC renewed on an annual basis.

                                 SCHEDULE 10.3

                                 EXISTING LIENS



------------------------------------------------------------------------------------------------------------------------

                               CONSOLIDATED GROUP
                                  LIEN SCHEDULE
                          (Figure In million. of Euros)

------------------------------------------------------------------------------------------------------------------------
                 COMPANY                       LENDER                         LIEN CONCEPT                 BALANCE (euro)
------------------------------------------------------------------------------------------------------------------------
CEMEX, Inc.                               GE Capital (FKIT 279, 280)  Equipment related with the credit            0.63
Kosmos Cement Company                     First Corp (FKIT 101649)    Equipment related with the credit            0.01
CEMEX, Inc.                               Hampton                     Land related with the credit                 0.18
Mineral Resource Technologies, Inc        Met-South, Inc              Ash storage facility                         0.13
Cementownia Rudniki S.A.                  SOCIETE GENERALE            Plant Equipment                             11.42
BETON PRET DE L'EST                       SOCIETE GENERALE            Equipment related with the credit            0.12
A Beton Viacolor Terko Rt.                Raiffeisen Bank             Mortgage                                     1.35
Danubiusbeton Dunantul Kft.               Raiffeisen Bank             Mortgage                                     1.16
4K Beton (Cemex) A/S, Denmark             Nordea Leasing; Denmark     Leased equipment                             1.10
Cemex, Latvia                             Disko Leasing GMBH          truck finance lease                          0.17
Transbeton Lieferbeton                    Raiffeisen Bank             Equipment related with the credit            0.39
Transbeton Lieferbeton                    Raiffeisen Bank             Equipment related with the credit            0.34
Transbeton Lieferbeton                    Raiffeisen Bank             Equipment related with the credit            0.25
Betonring Sud                             Raiffeisen Bank             Equipment related with the credit            0.45
Transportbeton Hutten GmbH & Co. KG       Dresdner Bank AG            Land related with the credit                 0.28
X. Buchanrieder GmbH & Co.
Transportbeton KG                         Raiffeisenbank              Land related with the credit                 0.93
Wunder Kies GmbH & Co. KG (7724)          Kreissparkasse Schwarzenbek Land related with the credit                 0.24
Wunder Kies GmbH & Co. KG (7725)          Kreissparkasse Schwarzenbek Land related with the credit                 0.09
Wunder Kies GmbH & Co. KG (7725)          Landesbank Kiel             Land related with the credit                 0.09
Wunder Kies GmbH & Co. KG (7726)          Kreissparkasse Schwarzenbek Land related with the credit                 0.24
Wunder Kies GmbH & Co. KG (7726)          Landesbank Kiel             Land related with the credit                 0.24
Wunder Kies GmbH & Co. KG (7727)          Kreissparkasse Schwarzenbek Land related with the credit                 0.16
Quarzsandwerk Wellmersdorf GmbH & Co. KG  Raiffeisenbank              Land related with the credit                 0.23
Wunder Kies GmbH & Co. KG                 LGS Sparkassen Leasing      Finance Lease for aggregates washing unit    0.44
Rudersdorfer Zement GmbH                  Rudersdorfer Logistik GmbH  Finance Lease for mixing facility            0.20
Betonforderung Nordwest                   Hanseatische Leasing        Finance Lease for concrete pump              0.21
Cemex Deutschland AG                      KGAL Asset Rental           Equipment related with the credit           11.27
ROMBUS LEASING/RMC (UK)                   ING                         HP equipment finance                         1.33
Cemex Co, UK                              ING                         Equipment related with the credit           16.82
Cemex Co, UK                              ING                         Equipment related with the credit           48.45
Cemex Co. UK                              Lloyds t.s.b.               Equipment related with the credit            5.35
                                                                                                           -------------
                                                                                                                 104.27
------------------------------------------------------------------------------------------------------------------------

                                                                   EXHIBIT 1(a)


                             FORM OF SERIES A NOTE

                            CEMEX ESPANA FINANCE LLC

                     5.18% SENIOR NOTE, SERIES A, DUE 2010

No.[_____]                                                             [DATE]
$[____________]                                               PPN 15128@ AF 0



         FOR VALUE RECEIVED, the undersigned, CEMEX ESPANA FINANCE LLC (herein called the "Company"), a limited liability company organized and existing under the laws of Delaware, hereby promises to pay to [_________________________], or registered assigns, the principal sum of [_______________________________] DOLLARS on June 13, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.18% per annum from the date hereof, payable semiannually, on the 13th day of June and December in each year, commencing with the June 13th or December 13th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.18% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 13, 2005 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), among the Company, Cemex Espana, S.A. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in USections 6.1 and 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Payment of the Principal of, Make-Whole Amount, if any, and interest on this Note has been guaranteed by Cemex Espana, S.A. and certain other Guarantors (as defined in the Note Purchase Agreement) pursuant to a Note Guarantee (as defined in the Note Purchase Agreement).

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                            CEMEX ESPANA FINANCE LLC


                                            By______________________
                                                     [Title]

                                                                   EXHIBIT 1(b)


                             FORM OF SERIES B NOTE

                            CEMEX ESPANA FINANCE LLC

                     5.62% SENIOR NOTE, SERIES B, DUE 2015

No.[_____]                                                               [DATE]
$[____________]                                                 PPN 15128@ AG 8


         FOR VALUE RECEIVED, the undersigned, CEMEX ESPANA FINANCE LLC (herein called the "Company"), a limited liability company organized and existing under the laws of Delaware, hereby promises to pay to [_________________________], or registered assigns, the principal sum of [_______________________________] DOLLARS on June 13, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.62% per annum from the date hereof, payable semiannually, on the 13th day of June and December in each year, commencing with the June 13th or December 13th next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.62% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A, 111 Wall Street, 14th Floor, New York, New York 10043, Corporate Agency and Trust Department or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of June 13, 2005 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), among the Company, Cemex Espana, S.A. and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         Payment of the Principal of, Make-Whole Amount, if any, and interest on this Note has been guaranteed by Cemex Espana, S.A. and certain other Guarantors (as defined in the Note Purchase Agreement) pursuant to a Note Guarantee (as defined in the Note Purchase Agreement).

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                            CEMEX ESPANA FINANCE LLC


                                            By______________________
                                                     [Title]

                                                                 EXHIBIT 4.4(a)


                           FORM OF OPINION OF COUNSEL
                                FOR CEMEX ESPANA

                                                                 EXHIBIT 4.4(b)


                      FORM OF OPINION OF SPECIAL NEW YORK
                             COUNSEL TO THE COMPANY

                            Matters To Be Covered In
               Opinion of Special New York Counsel To the Company



         1. The Company being duly formed, validly existing and in good standing and having requisite limited liability company power and authority to issue and sell the Notes and to execute and deliver the documents.

         2. Due authorization and execution of the documents by the Company, and such documents being legal, valid, binding and enforceable against the Company and the Guarantors.

         3. No conflicts with US or NY laws or other material English language debt agreements.

         4. All US and NY consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

         5. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

         6. Company not an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.

                                                                 EXHIBIT 4.4(c)


                           FORM OF OPINION OF SPECIAL
                              NETHERLANDS COUNSEL

                                                                 EXHIBIT 4.4(d)


                     FORM OF OPINION OF SPECIAL US COUNSEL
                               TO THE PURCHASERS

                                                                 EXHIBIT 4.4(e)


                   FORM OF OPINION OF SPECIAL SPANISH COUNSEL
                               TO THE PURCHASERS